    As filed with the Securities and Exchange Commission on December 22, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08261

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                                  Steve Suleski
                     Vice President, Deputy General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

ITEM 1. REPORTS TO STOCKHOLDERS

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "1940 Act") appears beginning on the following page.

                                   (MEMBERS LOGO)

                                    MEMBERS MUTUAL FUNDS
                                    Annual Report
                                    October 31, 2006



                                    CONSERVATIVE ALLOCATION FUND



                                    MODERATE ALLOCATION FUND



                                    AGGRESSIVE ALLOCATION FUND



                                    CASH RESERVES FUND



                                    BOND FUND



                                    HIGH INCOME FUND



                                    BALANCED FUND



                                    LARGE CAP VALUE FUND



                                    LARGE CAP GROWTH FUND




                                    MID CAP VALUE FUND



                                    MID CAP GROWTH FUND



                                    INTERNATIONAL STOCK FUND

LETTER TO SHAREHOLDERS


--------------------------------------------------------------------------------
(MARKS PHOTO)
DAVID P. MARKS
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

In my first letter to shareholders, I commented on the changes in our processes and people, and focused on strengthening our near-term and longer-term performance. In this, my second letter, I am pleased to report that competitive results have been achieved essentially across all portfolios over the last three months and on a year-to-date basis. MEMBERS Capital Advisors has also added several research analysts to the team, and we are pleased that the team is working effectively toward our objectives of consistent long-term performance versus our benchmarks.

At the November 30, 2006 Board of Trustees meeting, we said good bye to a long time Trustee, Gwendolyn M. Boeke, upon her retirement from the Board. Since the Funds' inception in 1997, she has contributed sound judgment and maintained the highest integrity in her role as an advocate for her fellow shareholders. We will miss Gwen and we wish her the very best in the future.

We are pleased to announce the Board's election of Linda S. Foltz to the Board to succeed Gwen. Linda has a strong financial background and has been in executive leadership positions throughout her career. This appointment reflects the Board's commitment to providing capable and effective representation of shareholders of the Funds by each of the Board Trustees.

The attached report provides summaries of the activities and performance of each of the MEMBERS Funds, as well as the investments within each fund.

We remain committed to your long-term investment success and appreciate the opportunity to serve not only MEMBERS Mutual Funds customers, but the entire credit union system. Please do not hesitate to contact me directly if you have any questions.

Sincerely,

/s/ DAVID P. MARKS
David P. Marks, CFA
President

                         Not part of the Annual Report.

-------------------------------------------------------------------------------

SUMMARY OF ECONOMIC AND FINANCIAL MARKET CONDITIONS

U.S. ECONOMY

The U.S. economy expanded in the twelve months ended October 31, 2006. Growth was depressed in late 2005 by the after-effects of the Gulf hurricanes but then reaccelerated in the first quarter of 2006. Hurricanes Katrina and Rita provided the most powerful shock to the U.S. economy since the 9/11 attacks in 2001. The hurricanes disrupted transportation, drove up the prices of commodities, and shut down economic activity all along the Gulf Coast. Gasoline prices soared after the hurricanes devastated a huge swath of energy-related infrastructure, and the resulting direct hit to household budgets curbed consumer spending. However, both the industrial and service sectors proved resilient. Wage growth picked up, job creation resumed and holiday retail sales were solid. Another surge in energy and commodity prices dampened growth in the second quarter of 2006, and growth slowed further in the third quarter as a rapidly cooling housing market began to detract significantly from economic growth. Late in the period the U.S. Federal Reserve revised its estimate of the long-term potential growth rate of the U.S. economy down from around 3.5% to around 2.75%. On this basis, the economy probably grew at about its potential during the period. Economists are divided about whether the housing slowdown will cause further economic weakening in 2007.

U.S. STOCKS

U.S. stocks posted solid gains over the period, which began during a downdraft in equity markets as market participants realized that the Gulf hurricanes had a significant negative impact on the U.S. economy. Market participants were reassured after corporate earnings growth remained robust despite the hurricanes. Smaller stocks continued to out-perform large-cap stocks as hedge funds continued to focus on smaller companies, but the performance differential narrowed and even reversed near the end of the period. Larger companies' more diverse end-markets and greater competitive strengths may help their relative performance in a slowing U.S. economy. The Russell 2000(R) Index of small-cap stocks returned 19.98% during the period, and the S&P 500 Index of large-cap stocks returned 16.34%.

U.S. BONDS

U.S. bonds posted positive returns overall, roughly in line with their coupons. The U.S. Federal Reserve increased short-term interest rates six times during the period in 25 basis-point increments, taking the benchmark Federal Funds rate from 3.75% to 5.25%. U.S. Treasury bonds at longer durations modestly out-performed as the yield curve inverted and inflation expectations declined after rising sharply during the spring and summer. Investment-grade and high-yield corporate bond spreads remained historically tight, with high-yield corporates out-performing other types of domestic bonds during the period. Investors remain confident about the financial health and cash flow generation of corporate America, but there are concerns about "event risk" as merger and acquisition activity affects individual bond issues amidst heavy activity by private equity investors seeking larger and larger deals.

INTERNATIONAL ECONOMIES AND FINANCIAL MARKETS

Economic growth was solid in the euro-zone, surprising economists, and remained very strong in Asia, with China continuing to post 9%+ real GDP growth and consumer spending picking up in Japan and the developing economies of southeast Asia. Convinced that the Japanese expansion has strong momentum, the Bank of Japan raised interest rates for the first time in years. This, along with the Fed's ongoing campaign of monetary tightening, caused some jitters in emerging markets, but emerging markets stocks continued to out-perform other international stocks during the period. Both European and Japanese stocks also out-performed U.S. stocks in U.S. dollar-denominated terms as the dollar weakened against the euro and remained steady versus the yen. The MSCI Emerging Markets Free Index rose 35.42% during the period, while the MSCI EAFE Index of developed markets stocks rose 28.04%. The overall pace of global economic growth was steady during the period.

                         Not part of the Annual Report.

-------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                              PAGE
                                                              ----
FUND PERFORMANCE REVIEWS
         Conservative, Moderate and Aggressive Allocation
           Funds............................................    2
         Bond Fund..........................................    6
         High Income Fund...................................    8
         Balanced Fund......................................   10
         Large Cap Value Fund...............................   12
         Large Cap Growth Fund..............................   14
         Mid Cap Value Fund.................................   16
         Mid Cap Growth Fund................................   18
         International Stock Fund...........................   20

PORTFOLIOS OF INVESTMENTS
         Conservative Allocation Fund.......................   22
         Moderate Allocation Fund...........................   23
         Aggressive Allocation Fund.........................   24
         Cash Reserves Fund.................................   25
         Bond Fund..........................................   26
         High Income Fund...................................   31
         Balanced Fund......................................   38
         Large Cap Value Fund...............................   44
         Large Cap Growth Fund..............................   46
         Mid Cap Value Fund.................................   48
         Mid Cap Growth Fund................................   52
         International Stock Fund...........................   54

FINANCIAL STATEMENTS
         Statements of Assets and Liabilities...............   60
         Statements of Operations...........................   64
         Statements of Changes in Net Assets................   68
         Financial Highlights...............................   73

NOTES TO FINANCIAL STATEMENTS...............................   87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....   96

OTHER INFORMATION...........................................   97

TRUSTEES AND OFFICERS.......................................  103

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT FEDERALLY INSURED, INVOLVE INVESTMENT RISK, MAY LOSE VALUE AND ARE NOT OBLIGATIONS OF OR GUARANTEED BY THE CREDIT UNION. For more complete information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your registered representative or from MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-877-6089 or visit our website at www.membersfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

-------------------------------------------------------------------------------

CONSERVATIVE, MODERATE AND AGGRESSIVE ALLOCATION FUNDS


--------------------------------------------------------------------------------
UNIQUELY DIVERSIFIED FUNDS

The three MEMBERS Allocation Funds - Conservative, Moderate, and
Aggressive - were launched June 30, 2006. Each fund provides diversified exposure to several different investment categories by investing in various mutual funds, each of which typically is focused on one investment category. Some of these funds are other MEMBERS Mutual Funds managed by MEMBERS Capital Advisors or by an unaffiliated subadviser, and some are sponsored and managed by unaffiliated organizations. And, each of the allocation funds primarily uses institutional share classes or ETF's (Exchange Traded Funds) to minimize the expenses of the funds.

The MEMBERS Allocation Funds were among the first in the nation and are still one of the very few to offer investors both internally managed funds and other mutual funds selected to complement or supplement the internally managed funds. The resulting diversity of investment exposures, careful monitoring of managers by MEMBERS Capital Advisors, and regular rebalancing to maintain each allocation fund's target allocation is rarely available in a single mutual fund.

INVESTMENT OBJECTIVE

- The CONSERVATIVE ALLOCATION FUND seeks income, capital appreciation and relative stability of value.

- The MODERATE ALLOCATION FUND seeks capital appreciation, income and moderated market risk.

- The AGGRESSIVE ALLOCATION FUND seeks capital appreciation.

PORTFOLIO MANAGEMENT

Scott D. Opsal, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Allocation Funds. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES

The Allocation Funds invest primarily in shares of underlying funds. The funds will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the fund's investment adviser. Under normal circumstances, the fund's total net assets will be allocated among asset classes and underlying funds, including those whose shares trade on a stock exchange ("exchange traded funds" or ETFs) in approximately the following proportions:

                                                                CONS.         MOD.         AGG.
                                                              ALLOCATION   ALLOCATION   ALLOCATION
                                                                 FUND         FUND         FUND
                                                              ------------------------------------
Money Market Funds                                               0-20%        0-15%        0-10%
Debt Securities                                                 40-80%       20-60%        0-50%*
Below Invest. Grade Debt Securities                              0-20%        0-30%             *
Equity Securities                                                0-40%       30-70%      50-100%
Foreign Securities                                               0-20%        0-30%        0-40%
Alternative Assets                                               0-20%        0-20%        0-20%

*Entire percentage could be invested in below investment grade debt securities.
--------------------------------------------------------------------------------

MEMBERS CONSERVATIVE ALLOCATION FUND
The Conservative Allocation Fund returned 5.30% (Class A shares at net asset value) since its June 30, 2006 inception date, which compared to the Conservative Allocation Fund Custom Index(1) return of 5.48% for the same period. Although all of the investments in the portfolio generated positive returns, the portfolio was particularly helped by the equity portion of the portfolio as it generated positive returns in excess of 7.5%, while the fixed income portion generated returns of over 4% for the same period. Generally, the real estate, large cap and mid cap funds performed better than the fixed income funds during this period, while the high income fund posted slightly better returns than the more conservative high grade fixed income funds. Since the majority of the underlying assets are in the fixed income market, the fund maintained its lower risk structure while still providing shareholders with some exposure to the stronger equity returns.

The fund was comprised of only MEMBERS Funds until July 2006 when investments in Cohen & Steers Institutional Realty Shares, Western Asset Core Bond Institutional Shares and the Dodge and Cox Income Fund were added to the portfolio.

MEMBERS MODERATE ALLOCATION FUND
The Moderate Allocation Fund returned 6.50% (Class A shares at net asset value) since its June 30, 2006 inception date, which compared to the Moderate Allocation Fund Custom Index(2) return of 7.02% for the same period. Although all of the investments in the portfolio generated positive returns, the portfolio was particularly helped by the equity portion of the portfolio as it generated positive returns in excess of 7.5%, while the fixed income portion generated returns of over 4% for the same period. Generally, the real estate, international, large cap and mid cap funds performed better than the fixed income funds during this period. Because the fund holds the majority of its assets in equity funds, shareholders benefited from the stronger equity results while the roughly 35% allocation to the fixed income funds served to add some stability to the fund. The fund was comprised of only MEMBERS Funds until July, 2006 when investments in Cohen & Steers Institutional Realty Shares, Western Asset Core Bond Institutional Shares, Dodge and Cox Income Fund and the Vanguard Emerging Markets ETF were added to the portfolio.

MEMBERS AGGRESSIVE ALLOCATION FUND
The Aggressive Allocation Fund returned 7.60% (Class A shares at net asset value) since its June 30, 2006 inception date, which compared to the Aggressive Allocation Fund Custom Index(3) return of 9.53% for the same period. The Aggressive Allocation Fund was helped by its 100% allocation to equity investments during the period as equity investments significantly out-performed fixed income. Generally, the real estate, international, large cap value and mid cap growth funds performed better than the large cap growth and mid cap value funds. The fund was comprised of only MEMBERS Funds until July 2006 when investments in Cohen & Steers Institutional Realty Shares, and the Vanguard Emerging Markets ETF were added to the portfolio.

The attached statement shows the fund investments that make up the portfolios of each of the MEMBERS Allocation Funds. They include the MEMBERS Funds described elsewhere in this annual report.

MEMBERS Capital Advisors, Inc. - Adviser

(1)The Conservative Allocation Fund Custom Index consists of 55% Merrill Lynch U.S. Domestic Master Index, 30% Russell 1000(R) Index, and 15% 90-Day U.S. Treasury Bills.

(2)The Moderate Allocation Fund Custom Index consists of 50% Russell 3000(R) Index, 30% Merrill Lynch U.S. Domestic Master Index, 10% MSCI EAFE Index, and 10% 90-Day U.S. Treasury Bills.

(3)The Aggressive Allocation Fund Custom Index consists of 55% Russell 1000(R) Index, 22% MSCI EAFE Index, 15% Russell 2000(R) Index and 8% MSCI Emerging Markets Index.

--------------------------------------------------------------------------------
2

CONSERVATIVE ALLOCATION FUND

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

(LINEGRAPH)

                            CLASS A SHARES (INCLUDES   CLASS B SHARES (INCLUDES
                                 MAXIMUM SALES            MAXIMUM APPLICABLE       MERRILL LYNCH U.S.     CONSERVATIVE ALLOCATION
                                   CHARGE)(2)                  CDSC)(3)           DOMESTIC MASTER INDEX     FUND CUSTOM INDEX(6)
                            ------------------------   ------------------------   ---------------------   -----------------------
6/30/06                             $ 9,425                    $ 10,000                 $ 10,000                  $ 10,000
10/31/06                            $ 9,925                    $ 10,060                 $ 10,493                  $ 10,548

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              SECTOR ALLOCATION AS
                           A PERCENTAGE OF NET ASSETS

(PIE CHART)

Debt Securities                                                                   53%
Foreign Securities                                                                 5%
Alternative Asset Classes                                                          6%
Money Market Securities and Other Net Assets                                      13%
Equity Securities                                                                 23%

                             PORTFOLIO HOLDINGS AS
                           A PERCENTAGE OF NET ASSETS

MEMBERS Bond Fund Class Y                                    29%
MEMBERS Cash Reserves Fund Class Y                           12%
MEMBERS Large Cap Growth Fund Class Y                        11%
Western Asset Intermediate Bond Portfolio                    10%
Dodge & Cox Income Fund                                      10%
MEMBERS Large Cap Value Fund Class Y                          8%
Cohen & Steers Institutional Realty Shares, Inc.              6%
MEMBERS International Stock Fund Class Y                      5%
MEMBERS High Income Fund Class Y                              5%
MEMBERS Mid Cap Growth Fund Class Y                           4%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2006

                                         % RETURN WITHOUT SALES CHARGE   % RETURN WITH SALES CHARGE(4)
                                               Since Inception(5)             Since Inception(5)
                                         -----------------------------   -----------------------------
Class A Shares(2)                                     5.30                           -0.75
Class B Shares(3)                                     5.10                            0.60
Merrill Lynch U.S. Domestic Master
  Index                                               4.93                              --
Conservative Allocation Fund Custom
  Index(6)                                            5.48                              --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Fund commenced investment operations on June 30, 2006.
(6) The Conservative Allocation Fund Custom Index consists of 55% Merrill Lynch U.S. Domestic Master Index, 30% Russell 1000(R) Index, and 15% 90-Day U.S. Treasury Bills.

--------------------------------------------------------------------------------

MODERATE ALLOCATION FUND

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

(LINEGRAPH)

                               CLASS A SHARES (INCLUDES   CLASS B SHARES (INCLUDES
                                    MAXIMUM SALES            MAXIMUM APPLICABLE                               MODERATE ALLOCATION
                                      CHARGE)(2)                  CDSC)(3)           RUSSELL 1000(R) INDEX    FUND CUSTOM INDEX(6)
                               ------------------------   ------------------------   ---------------------    --------------------
6/30/06                                $  9,425                   $ 10,000                $ 10,000                $ 10,000
10/31/06                               $ 10,038                   $ 10,180                $ 10,843                $ 10,702

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              SECTOR ALLOCATION AS
                           A PERCENTAGE OF NET ASSETS

(PIE CHART)

Equity Securities                                                                 49%
Alternative Asset Classes                                                          5%
Money Market Securities and Other Net Assets                                       5%
Foreign Securities                                                                13%
Debt Securities                                                                   28%



                             PORTFOLIO HOLDINGS AS
                           A PERCENTAGE OF NET ASSETS

MEMBERS Large Cap Growth Fund Class Y                                      16%
MEMBERS International Stock Fund Class Y                                   13%
MEMBERS Mid Cap Growth Fund Class Y                                        13%
Western Asset Intermediate Bond Portfolio                                  12%
MEMBERS Large Cap Value Fund Class Y                                       11%
MEMBERS Bond Fund Class Y                                                  10%
MEMBERS Mid Cap Value Fund Class Y                                          8%
MEMBERS High Income Fund Class Y                                            6%
Cohen & Steers Institutional Realty Shares, Inc.                            5%
MEMBERS Cash Reserves Fund Class Y                                          5%
Vanguard Emerging Markets ETF                                               1%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2006

                                          % RETURN WITHOUT SALES CHARGE   % RETURN WITH SALES CHARGE(4)
                                               Since Inception(5)               Since Inception(5)
                                          -----------------------------   -----------------------------
Class A Shares(2)                                      6.50                            0.38
Class B Shares(3)                                      6.30                            1.80
Russell 1000(R) Index                                  8.43                              --
Moderate Allocation Fund Custom Index(6)               7.02                              --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Fund commenced investment operations on June 30, 2006.
(6) The Moderate Allocation Fund Custom Index consists of 50% Russell 3000(R) Index, 30% Merrill Lynch U.S. Domestic Master Index, 10% MSCI EAFE Index, and 10% 90-Day U.S. Treasury Bills.

--------------------------------------------------------------------------------
4

AGGRESSIVE ALLOCATION FUND

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

(LINEGRAPH)

                              CLASS A SHARES (INCLUDES   CLASS B SHARES (INCLUDES
                                   MAXIMUM SALES            MAXIMUM APPLICABLE                              AGGRESSIVE ALLOCATION
                                     CHARGE)(2)                  CDSC)(3)           RUSSELL 3000(R) INDEX    FUND CUSTOM INDEX(6)
                              ------------------------   ------------------------   ---------------------   ---------------------
6/30/06                               $  9,425                   $ 10,000                 $ 10,000                 $ 10,000
10/31/06                              $ 10,141                   $ 10,290                 $ 10,838                 $ 10,953

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              SECTOR ALLOCATION AS
                           A PERCENTAGE OF NET ASSETS

(PIE CHART)

Equity Securities                                                                 71%
Money Market Securities and Other Net Assets                                       1%
Alternative Asset Classes                                                          4%
Foreign Securities                                                                24%

                              LARGEST HOLDINGS AS
                           A PERCENTAGE OF NET ASSETS

MEMBERS International Stock Fund Class Y                             24%
MEMBERS Large Cap Growth Fund Class Y                                20%
MEMBERS Mid Cap Growth Fund Class Y                                  18%
MEMBERS Mid Cap Value Fund Class Y                                   16%
MEMBERS Large Cap Value Fund Class Y                                 14%
Cohen & Steers Institutional Realty Shares, Inc.                      4%
Vanguard Emerging Markets ETF                                         3%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2006

                                          % RETURN WITHOUT SALES CHARGE   % RETURN WITH SALES CHARGE(4)
                                               Since Inception(5)              Since Inception(5)
                                          -----------------------------   -----------------------------
Class A Shares(2)                                      7.60                            1.41
Class B Shares(3)                                      7.40                            2.90
Russell 3000(R) Index                                  8.38                              --
Aggressive Allocation Fund Custom
  Index(6)                                             9.53                              --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Fund commenced investment operations on June 30, 2006.
(6) The Aggressive Allocation Fund Custom Index consists of 55% Russell 1000(R) Index, 22% MSCI EAFE Index, 15% Russell 2000(R) Index and 8% MSCI Emerging Markets Index.

--------------------------------------------------------------------------------

BOND FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

PORTFOLIO MANAGEMENT

Dean "Jack" Call, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Bond Fund. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Duration is a measure of a security's price sensitivity to changes in interest rates. The fund may invest in the following instruments:

- CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

- U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

- FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;

- ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: including those representing mortgage, commercial or consumer loans originated by credit unions to the extent permitted by law and available in the market; and

- NON-RATED DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to the four highest categories.
--------------------------------------------------------------------------------

The MEMBERS Bond Fund returned 4.70% (Class A shares at net asset value) during the twelve-month period ended October 31, 2006, lagging the Merrill Lynch U.S. Domestic Master Index, which returned 5.20%. The fund matched the average peer return and was in the top 45% of its Morningstar-ranked peer group for the period(1). Performance was helped by management's strategic decision to maintain a portion of the "barbell" structure (it was reduced toward the end of 2005) that benefits when the yield curve flattens. The spread between 2-year U.S. Treasury Notes and 10-year U.S. Treasury Bonds continued to narrow through the end of 2005 and into 2006 with the difference narrowing from 18 to negative 10 basis points over the reporting period. Performance was also helped by a general overweight to spread sectors such as mortgage-backed (MBS), commercial mortgage-backed (CMBS), asset-backed (ABS) and corporate securities. Performance was hurt by an underweight in lower-quality investment grade and high yield bonds as these sectors outperformed as investors searched for yield in this low-yielding environment. Performance was also hampered by the decision to overweight ABS at the expense of adding to MBS and corporate bonds which both outperformed ABS.

At the tactical level, security selection was neither a positive nor negative for performance. Months of strong performance at the security level were roughly balanced by months of poor security-specific performance. In the corporate portion of the portfolio, performance was helped by overweighting firms in the basic industry, electric and rail industries and underweighting the energy sector. Performance was hurt by underweighting exposure to sectors such as communication and finance (including banks and brokers) and overweighting consumer non-cyclical companies. The portfolio's lack of exposure to airline and tobacco bonds also detracted from performance.

The period can be characterized as a time of great liquidity in capital markets and the corresponding "event risk." We positioned the portfolio for such an environment by reducing exposure in the corporate sector and diversifying risk by adding more names with an up-in-quality bias. However, we were still bit by the "event risk" bug suffering from a management led buy-out at Kinder Morgan and an announced leveraged buy-out of Harrahs leading to losses in both positions, hurting performance. We continue to monitor these holdings as well as the other portfolio holdings very closely to reduce and manage risk. Management maintains a cautious stance towards seeking excess return via reaching for yield as spreads are tight and most sectors of the fixed-income market appear to be fully or richly valued.

MEMBERS Capital Advisors, Inc. - Adviser

(1)Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual funds and variable annuity data, including performance ratings and rankings. The Morningstar data for the Bond Fund is based on total returns, without the inclusion of sales charges, of 1076 intermediate-term bond funds for the 12-month period ended 10/31/2006. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
6

BOND FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

(LINEGRAPH)

                                            CLASS A SHARES (INCLUDES     CLASS B SHARES (INCLUDES     MERRILL LYNCH U.S. DOMESTIC
                                            MAXIMUM SALES CHARGE)(2)    MAXIMUM APPLICABLE CDSC)(3)          MASTER INDEX
                                            ------------------------    ---------------------------   ---------------------------
12/29/97                                            $  9,550                     $ 10,000                       $ 10,000

10/98                                               $ 10,132                     $ 10,086                       $ 10,803

10/99                                               $ 10,294                     $ 10,235                       $ 10,840

10/00                                               $ 10,797                     $ 10,721                       $ 11,634

10/01                                               $ 12,208                     $ 12,225                       $ 13,331

10/02                                               $ 12,723                     $ 12,852                       $ 14,129

10/03                                               $ 13,169                     $ 13,091                       $ 14,825

10/04                                               $ 13,756                     $ 13,676                       $ 15,648

10/05                                               $ 13,858                     $ 13,675                       $ 15,845

10/06                                               $ 14,509                     $ 14,210                       $ 16,669

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Commercial Mortgage Backed                                                        10%
Corporate Notes and Bonds                                                         23%
U.S. Government and Agency Obligations                                            22%
Cash and Other Net Assets                                                          6%
Mortgage Backed                                                                   29%
Private Label Mortgage Backed                                                      3%
Asset Backed                                                                       7%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)        4.70%    3.28%     3.51%        4.84%         0.03%    1.70%     2.57%        4.30%
Class B Shares(3)        3.91     2.51      2.72         4.05         -0.59     1.42      2.37         4.05
Class Y Shares(6)          --       --        --         4.39            --       --        --           --
Merrill Lynch U.S.
  Domestic Master
  Index                  5.20     3.98      4.57         5.95            --       --        --           --

(2) Maximum Sales Charge is 4.50% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Class A and B Shares commenced investment operations on December 29, 1997; Class Y Shares commenced investment operations on June 30, 2006.
(6) Only available for purchase by MEMBERS Funds and other affiliated asset allocation funds.

--------------------------------------------------------------------------------

HIGH INCOME FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The High Income Fund seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the MEMBERS Funds under a "manager or managers" approach. Shenkman Capital Management, Inc. ("SCM") is currently the only subadviser for the High Income Fund. Mark R. Shenkman; Frank X. Whitley; Mark R. Flanagan, CPA, CFA; Robert Stricker, CFA; and Steve Schweitzer are the funds co-primary portfolio managers responsible for deciding which securities are purchased or sold in the High Income Fund.

PRINCIPAL INVESTMENT STRATEGIES

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities
--------------------------------------------------------------------------------

During the twelve month period ended October 31, 2006 the MEMBERS High Income Fund returned 8.33% (Class A shares at net asset value), an attractive return among bond funds in general, but underperforming the Merrill Lynch U.S. High Yield Master II Index, which returned 10.34% for the same period.

During this reporting period, the fund's return represented broad-based gains in all industry sectors for the period. The performance lag relative to the benchmark was primarily due to the fund's higher credit quality focus and underweighting in the airline and automotive sectors which recovered somewhat from earlier large losses. Further, Charter Communications, the telecom sector's largest issuer and a strong performer in this period, was avoided due to our concerns about its excessive leverage and failure of the company to meet the fund manager's stringent credit-quality standards. Also during the period, the bonds of HCA, the largest constituent in the healthcare sector, were impacted negatively after the announcement of a leveraged buy-out (LBO) proposal by several private equity sponsors.

Overall, the high yield market generated solid returns for the twelve-month period ending October 31, 2006, representing a combination of low defaults, a relatively benign interest rate environment, and slight spread compression. This performance was significantly better than many other fixed income sectors, as the Merrill Lynch Corporate Master Index returned +5.44% and the Merrill Lynch Treasury Index returned +4.59%. There were many events that impacted high yield during the reporting period; three key developments were the Fed's decision to stop raising rates after 17 consecutive increases, the correction in the U.S. housing market, and investors' continuing appetite for risk in the high yield market.

The tone of the high yield market remains surprisingly favorable. At the end of a disappointing 2005, few strategists would have predicted that high yield bonds would earn more than their coupon rates in 2006 through increases in the bonds' prices. However, stable interest rates, strong corporate profits, a robust stock market, easy credit, and ample liquidity have allowed high yield bonds to exceed expectations. If these same factors persist, the market should continue to gain in 2007. Our expectation, however, is for a more difficult economic environment in the months ahead, in which case high yield bonds may suffer price declines. In this environment, we would expect our higher quality focus to serve investors well, at least dampening any price declines and thereby aiding total returns relative to the typical, more risky high yield bond fund.

MEMBERS Capital Advisors, Inc. - Adviser

Shenkman Capital Management, Inc - Subadviser

--------------------------------------------------------------------------------
8

HIGH INCOME FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

(linegraph)

                                              CLASS A SHARES (INCLUDES     CLASS B SHARES (INCLUDES     MERRILL LYNCH HIGH YIELD
                                              MAXIMUM SALES CHARGE)(2)    MAXIMUM APPLICABLE CDSC)(3)        MASTER II INDEX
                                              ------------------------    ---------------------------   ------------------------
12/29/97                                              $  9,550                      $ 10,000                      $ 10,000

10/98                                                 $  8,999                      $  8,962                      $  9,809

10/99                                                 $  9,870                      $  9,805                      $ 10,359

10/00                                                 $  9,790                      $  9,698                      $ 10,185

10/01                                                 $  9,600                      $  9,571                      $ 10,191

10/02                                                 $  9,632                      $  9,745                      $  9,525

10/03                                                 $ 11,663                      $ 11,617                      $ 12,678

10/04                                                 $ 12,914                      $ 12,862                      $ 14,223

10/05                                                 $ 13,282                      $ 13,127                      $ 14,780

10/06                                                 $ 14,388                      $ 14,131                      $ 16,309

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

Telecommunications                 9%    Health Care                             4%    Environmental                2%
Support Services                   8%    Media - Diversified and Services        4%    Food and Drug Retailers      2%
Gaming                             6%    Technology                              4%    Metals and Mining            2%
Media - Cable                      6%    Aerospace/Defense                       3%    Apparel/Textiles             1%
Chemicals                          5%    Building Materials                      3%    General Industrial and       1%
                                                                                       Manufacturing
Forestry/Paper                     5%    Cash and Other Net Assets               3%    Hotels                       1%
Oil and Gas                        5%    Media - Broadcasting                    3%    Packaging                    1%
Utilities                          5%    Non Food and Drug Retailers             3%    Transportation               1%
Automotive                         4%    Printing and Publishing                 3%    Steel                        0%*
Consumer Products                  4%    Beverage/Food                           2%

*Rounds to 0%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)        8.33%    7.25%     8.43%        4.74%         3.50%    5.60%     7.42%        4.20%
Class B Shares(3)        7.64     6.52      7.66         3.99          3.14     5.48      7.36         3.99
Class Y Shares(6)          --       --        --         4.59            --       --        --           --
Merrill Lynch U.S.
  High Yield Master II
  Index                 10.34     8.75      9.86         5.69            --       --        --           --

(2) Maximum Sales Charge is 4.50% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Class A and B Shares commenced investment operations on December 29, 1997; Class Y Shares commenced investment operations on June 30, 2006.
(6) Only available for purchase by MEMBERS Funds and other affiliated asset allocation funds.

--------------------------------------------------------------------------------

BALANCED FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

PORTFOLIO MANAGEMENT

John H. Brown, CFA, and Dean "Jack" Call, CFA, at MEMBERS Capital Advisors are co-lead portfolio managers and are responsible for deciding which securities are purchased or sold in the Balanced Fund. They are supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. Stock, bond and cash components will vary reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 30% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund typically invests in equity or bond securities which are similar to those in which the Large Cap Growth, Large Cap Value and Bond Funds invest.
--------------------------------------------------------------------------------

The highly variable investment environment of the past twelve months provided a good example of how a diversified fund often can provide solid results in what appears to be a difficult market environment. In spite of the challenges in both the bond and stock markets, the MEMBERS Balanced Fund provided investors with a return of 9.97% (Class A shares at net asset value) for the year ended October 31, 2006.

The Merrill Lynch U.S. Domestic Master Index returned 5.20% for the period, while the Russell 1000(R) Index returned 16.02%. In the stock portion of the portfolio, results were aided by an overweighting in energy stocks and strong outperformance from materials stocks. Marathon Oil and Schlumberger both advanced in excess of 40% on higher energy prices while nickel producer Inco Ltd. gained more than 70% in response to a takeover proposal. Information technology was the most difficult sector during this period as many of the industry leaders declined 10% (EMC Corp.) to 20% (Dell) to 30% (eBay) to 40% (Yahoo!). In virtually all instances, these declines reflected reductions in investors' expectations for future growth given the slowing economy.

The fixed income portion of the portfolio was helped by management's strategic decision to maintain a portion of the "barbell" structure (it was reduced toward the end of 2005) that benefits when the yield curve flattens. The spread between 2-year U.S. Treasury Notes and 10-year U.S. Treasury Bonds continued to narrow through the end of 2005 and into 2006 with the difference narrowing from 18 to negative 10 basis points over the reporting period. Performance was also helped by a general overweight to spread sectors such as mortgage-backed (MBS), commercial mortgage-backed (CMBS), asset-backed (ABS) and corporate securities. Performance was hurt by an underweight in lower-quality investment grade and high yield bonds as these sectors outperformed as investors searched for yield in this low-yielding environment. Performance was also hampered by the decision to overweight ABS at the expense of adding to MBS and corporate bonds which both outperformed ABS.

MEMBERS Capital Advisors, Inc. - Adviser

--------------------------------------------------------------------------------
10

BALANCED FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

(LINEGRAPH)

                              CLASS A SHARES (INCLUDES   CLASS B SHARES (INCLUDES
                                   MAXIMUM SALES            MAXIMUM APPLICABLE       MERRILL LYNCH U.S.
                                     CHARGE)(2)                  CDSC)(3)           DOMESTIC MASTER INDEX   RUSSELL 1000(R) INDEX
                              ------------------------   ------------------------   ---------------------   ---------------------
12/29/97                              $  9,425                   $ 10,000                  $ 10,000                 $ 10,000

10/98                                 $ 10,266                   $ 10,374                  $ 10,803                 $ 11,459

10/99                                 $ 11,866                   $ 11,922                  $ 10,840                 $ 14,391

10/00                                 $ 12,893                   $ 13,053                  $ 11,634                 $ 15,694

10/01                                 $ 11,792                   $ 11,867                  $ 13,331                 $ 11,608

10/02                                 $ 10,897                   $ 11,161                  $ 14,129                 $  9,913

10/03                                 $ 12,284                   $ 12,385                  $ 14,825                 $ 12,125

10/04                                 $ 13,231                   $ 13,347                  $ 15,648                 $ 13,256

10/05                                 $ 13,991                   $ 14,006                  $ 15,845                 $ 14,644

10/06                                 $ 15,386                   $ 15,299                  $ 16,669                 $ 16,991

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Common Stocks                                                                     52%
Cash and Other Net Assets                                                          8%
U.S. Government and Agency Obligations                                            15%
Mortgage Backed                                                                   11%
Corporate Notes and Bonds                                                          8%
Private Label Mortgage Backed                                                      1%
Commercial Mortgage Backed                                                         3%
Asset Backed                                                                       2%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)        9.97%     7.80%    5.46%        5.70%         3.63%    5.69%     4.22%        4.99%
Class B Shares(3)        9.23      7.01     4.69         4.93          4.73     5.98      4.35         4.93
Merril Lynch U.S.
  Domestic Master
  Index                  5.20      3.98     4.57         5.95            --       --        --           --
Russell 1000(R) Index   16.02     11.90     7.92         6.38            --       --        --           --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Fund commenced investment operations on December 29, 1997.

--------------------------------------------------------------------------------

LARGE CAP VALUE FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Large Cap Value Fund seeks long-term capital growth with income as a secondary consideration.

PORTFOLIO MANAGEMENT

Scott D. Opsal, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Large Cap Value Fund. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES

The Large Cap Value Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such large cap stocks (generally a market capitalization of more than $10 billion or the smallest companies in the Russell 1000(R) Value Index if smaller). The fund generally follows what is known as a "value" approach which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors.
--------------------------------------------------------------------------------

U.S. stocks did well overall during the twelve-month period ended October 31, 2006, and large cap value stocks were among the leaders. The Russell 1000(R) Value Index, for instance, gained 21.46% as several market sectors typically associated with large cap value advanced strongly - financial stocks up about 20%, material stocks up 26%, and telecommunications stocks up 35%.

The MEMBERS Large Cap Value Fund (Class A shares at net asset value) provided investors with a return of 18.75% for the period, modestly above Morningstar's average for this fund category(1). The fund's performance versus the Russell 1000(R) Value Index was helped by management's decision to overweight health care stocks, which benefited as pharmaceutical stocks rebounded, and underweight utilities, a traditionally defensive area that proved to be the worst performing area in the very bullish environment that prevailed for most of the year.

Also benefiting returns relative to the index were the fund's financial stocks, particularly the capital markets firms Goldman Sachs (up more than 50%) and Morgan Stanley (up more than 40%). Favorable stock selection in banks also helped with Wells Fargo and AmSouth each gaining in excess of 24%. The fund's exposure to energy stocks, especially to oil service through Cameron International and Transocean, also aided returns as high energy prices spurred oil and gas exploration and development.

Some of the stocks within the health care sector dampened relative returns, including Glaxo Smith Kline, which reported disappointing earnings, and Watson Pharmaceuticals due to its economically questionable acquisition of a competitor. The fund's defensive posture within the technology sector also hurt returns as traditionally more stable companies like Automatic Data Services, Computer Sciences and Intel lagged in the period's generally buoyant economic and market environment.

Looking ahead, we expect a fully invested but cautious stance will serve investors well as the economy continues to slow. We are maintaining a modest overweight in the energy services area and underweight in financial stocks, especially those that are real estate related. The slowing economy should also illustrate the benefits of the greater financial strength and breadth of markets served of larger capitalization companies, a factor that is emphasized in the fund's portfolio.

MEMBERS Capital Advisors, Inc. - Adviser

(1)Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual funds and variable annuity data, including performance ratings and rankings. The Morningstar data for the Large Cap Value Fund is based on total returns, without the inclusion of sales charges, of 1380 large cap value funds for the 12-month period ended 10/31/2006. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
12

LARGE CAP VALUE FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

(LINEGRAPH)

                                            CLASS A SHARES (INCLUDES     CLASS B SHARES (INCLUDES
                                            MAXIMUM SALES CHARGE)(2)    MAXIMUM APPLICABLE CDSC)(3)   RUSSELL 1000(R) VALUE INDEX
                                            ------------------------    ---------------------------   ---------------------------
12/29/97                                            $  9,425                    $ 10,000                       $ 10,000

10/98                                               $ 10,327                    $ 10,447                       $ 10,864

10/99                                               $ 12,634                    $ 12,821                       $ 12,659

10/00                                               $ 13,506                    $ 13,682                       $ 13,358

10/01                                               $ 10,748                    $ 10,777                       $ 11,773

10/02                                               $  9,081                    $  9,295                       $ 10,593

10/03                                               $ 10,801                    $ 10,861                       $ 13,017

10/04                                               $ 12,041                    $ 12,134                       $ 15,028

10/05                                               $ 13,193                    $ 13,194                       $ 16,811

10/06                                               $ 15,666                    $ 15,550                       $ 20,418

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Consumer Discretionary                                                             8%
Financials                                                                        34%
Cash and Other Net Assets                                                          2%
Utilities                                                                          6%
Telecommunication Services                                                         5%
Materials                                                                          4%
Information Technology                                                             5%
Industrials                                                                        6%
Health Care                                                                        8%
Energy                                                                            15%
Consumer Staples                                                                   7%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)       18.75%    13.20%     7.83%        5.92%       11.88%    11.00%    6.56%        5.21%
Class B Shares(3)       17.86     12.36      7.02         5.12        13.36     11.43     6.71         5.12
Class Y Shares(6)          --        --        --        10.02           --        --       --           --
Russell 1000(R) Value
  Index                 21.46     16.19     11.64         8.41           --        --       --           --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Class A and B Shares commenced investment operations on December 29, 1997; Class Y Shares commenced investment operations on June 30, 2006.
(6) Only available for purchase by MEMBERS Funds and other affiliated asset allocation funds.

--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Large Cap Growth Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

Bruce A. Ebel, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Large Cap Growth Fund. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES

The Large Cap Growth Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such large cap stocks (generally a market capitalization of more than $10 billion or the smallest companies in the Russell 1000(R) Growth Index if smaller). The fund seeks stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "growth" approach. Relative to the Large Cap Value Fund, the Large Cap Growth Fund will seek more earnings growth capability in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries.
--------------------------------------------------------------------------------

The twelve-month period ended October 31, 2006 had a little something for everyone - a strong economy and a slowing economy, rising interest rates and flat to declining interest rates, a strongly advancing stock market and a sharply falling stock market, and even periods of leadership by small-cap value stocks and then by large-cap growth stocks. Periods like this are difficult for investors, often masking what are actually reasonably attractive returns. This was certainly the case this time.

The MEMBERS Large Cap Growth Fund (Class A shares at net asset value), provided a return of 7.71% for the period ended October 31, 2006. The representative market index - the Russell 1000(R) Growth Index - advanced 10.84%. Relative to this Index, the fund's performance was helped primarily by its greater emphasis on energy stocks, especially oil service company Weatherford, which advanced 31% for the period on higher oil prices. Some materials stocks also advanced strongly, including the fund's holding of Georgia Pacific, which gained 48% for the fund before being acquired by privately held Koch Industries. Some consumer staples stocks also were good contributors, including personal products company Colgate-Palmolive, which was up 20% for the period and proved to be a timely replacement for some of our Proctor & Gamble holding, which subsequently under-performed.

Detractors from performance were led by an over-weighted position in information technology stocks, which under-performed on average. Sizable gains in Cisco (+48% for the period) and Apple Computer were diluted by declines in Dell and EMC, both of which lost market share, and eBay and Yahoo! as investors moved away from these high growth stocks to companies with slower but potentially steadier growth prospects. Telecommunication services stocks also suffered, especially the fund's holdings of Sprint as it failed to realize expected economies of scale from its recent merger, and Neustar, which met fundamental expectations, but still suffered price declines due to its increasingly uncertain outlook. Performance was also hurt by the fund's under-weighted position in consumer discretionary stocks, and by the underperformance of some of its stocks like Cheesecake Factory and Chico's, both high quality companies that reported modestly disappointing results and saw their stocks immediately suffer declines in excess of 20%. At the same time, YUM! Brands gained in excess of 20% as its KFC and Taco Bell brands reported strong growth.

Looking ahead, we believe we are at an inflection point where investors will focus more and more on the larger, globally oriented growth stocks that now comprise a significant portion of the fund. These stocks are attractively valued based on historical relationships, yet should perform better in the expected slowing domestic economy than less well established companies. With no major market trend evidencing itself yet, however, we remain more diversified than usual to minimize risk, but continue to seek those stocks that appear capable of providing growth index-beating portfolio performance.

MEMBERS Capital Advisors, Inc. - Adviser

(1)Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual funds and variable annuity data, including performance ratings and rankings. The Morningstar data for the Large Cap Growth Fund is based on total returns, without the inclusion of sales charges, of 1380 large cap growth funds for the 12-month period ended 10/31/2006. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
14

LARGE CAP GROWTH FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

(LINEGRAPH)

                             CLASS A SHARES (INCLUDES   CLASS B SHARES (INCLUDES
                                  MAXIMUM SALES            MAXIMUM APPLICABLE      RUSSELL 1000(R) GROWTH
                                    CHARGE)(2)                  CDSC)(3)                   INDEX            RUSSELL 1000(R) INDEX
                             ------------------------   ------------------------   ----------------------   ---------------------
12/29/97                             $  9,425                    $ 10,000                  $ 10,000                 $ 10,000

10/98                                $ 10,415                    $ 10,541                  $ 12,318                 $ 11,459

10/99                                $ 12,945                    $ 13,153                  $ 16,537                 $ 14,391

10/00                                $ 15,550                    $ 15,812                  $ 18,080                 $ 15,694

10/01                                $ 12,116                    $ 12,205                  $ 10,858                 $ 11,608

10/02                                $  9,142                    $  9,364                  $  8,728                 $  9,913

10/03                                $ 11,278                    $ 11,366                  $ 10,632                 $ 12,125

10/04                                $ 12,218                    $ 12,341                  $ 10,991                 $ 13,256

10/05                                $ 13,026                    $ 13,055                  $ 11,960                 $ 14,644

10/06                                $ 14,031                    $ 13,960                  $ 13,256                 $ 16,991

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Consumer Discretionary                                                            12%
Energy                                                                             5%
Financials                                                                         9%
Industrials                                                                       11%
Information Technology                                                            27%
Cash and Other Net Assets                                                          3%
Utilities                                                                          1%
Materials                                                                          2%
Telecommunication Services                                                         2%
Health Care                                                                       18%
Consumer Staples                                                                  10%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)        7.71%     7.55%    2.98%        4.60%         1.50%    5.46%     1.77%        3.90%
Class B Shares(3)        6.93      6.78     2.23         3.85          2.43     5.75      1.86         3.85
Class Y Shares(6)          --        --       --         7.37            --       --        --           --
Russell 1000(R) Index   16.02     11.90     7.92         6.18            --       --        --           --
Russell 1000(R) Growth
  Index                 10.84      7.63     4.07         3.24            --       --        --           --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Class A and B Shares commenced investment operations on December 29, 1997; Class Y Shares commenced investment operations on June 30, 2006.
(6) Only available for purchase by MEMBERS Funds and other affiliated asset allocation funds.

--------------------------------------------------------------------------------

MID CAP VALUE FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Mid Cap Value Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

Livia S. Asher at MEMBERS Capital Advisors ("MCA") currently manages the majority of the assets of the fund and is responsible for deciding which securities are purchased or sold in the portion of the Mid Cap Value Fund MCA manages. She is supported by a team of sector specialists and analysts. MCA as adviser may use one or more subadvisers with any of the MEMBERS Funds under a "manager of managers" approach. Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser for the Mid Cap Value Fund, focusing on the smaller-cap portion of the fund. Stephen T. O'Brien, CFA, at Wellington Management is the lead portfolio manager of this portion of the fund. He is assisted by Timothy J. McCormack CFA, and Shaun F. Pedersen.

PRINCIPAL INVESTMENT STRATEGIES

The Mid Cap Value Fund invests primarily in common stocks of midsize and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell 2500(TM) Value Index if greater), and will under normal market conditions, maintain at least 80% of its assets in such mid cap securities. However, the fund will not automatically sell a stock just because its market capitalization has changed, and such positions may be increased through additional purchases.

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. The Mid Cap Value Fund includes smaller, less developed issuers, which may have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies, using profits to expand rather than to pay dividends.
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2006, the MEMBERS Mid Cap Value Fund (Class A shares at net asset value) returned 17.93%, a return that modestly exceeded that of the average mid cap value fund according to Morningstar(1). The fund's representative market index, the Russell Midcap(R) Value Index(2), returned 20.51% with the easing of investor concerns about rising interest rates and the prospects for a "hard landing."

The fund's performance relative to the index was aided by its stock selection in the consumer areas, particularly Archer Daniels Midland and Hain
Celestial - Archer Daniels being an alternative energy play and Hain providing good exposure to the organic and health food areas. Being over-weighted in energy helped early in the year, but had become a negative by the end of the year, partially due to the underperformance of Pioneer Natural Resources as its recent operating results disappointed investors.

The fund's underweight position in financials and over-weight in utilities aided returns, as did our selection of utilities stocks. Within financials, our unwillingness (after six years of outperformance by the group) to add REITs to reach a full index weighting hurt our returns as REITs continued to outperform. Fortunately, the issues we did own were the right ones - Kimco, ProLogis and Vornado all outperformed the group.

Overall, the fund's results were further dampened by its lesser exposure to large cap stocks compared with the Russell Midcap(R) Value Index (even though it is identified as a "mid cap" index), and to lower beta (less volatile) stocks. We will continue to focus on lower beta, mid cap stocks, and believe that this will serve investors well as the economy continues to slow.

MEMBERS Capital Advisors, Inc. - Adviser
Wellington Management Company, LLP - Subadviser

(1)Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual funds and variable annuity data, including performance ratings and rankings. The Morningstar data for the Mid Cap Value Fund is based on total returns, without the inclusion of sales charges, of 469 mid cap value funds for the 12-month period ended 10/31/2006. Past performance is no guarantee of future results.

(2)Effective October 31, 2006, the Mid Cap Value Fund's representative market index is being changed from the Russell 2500(TM) Value Index to the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index will reflect the fund's use of primarily mid-cap stocks as described in the prospectus. Also, our analysis of the fund's representative Morningstar peer group - mid cap value funds - shows a higher correlation with the Russell Midcap(R) Value Index than with the Russell 2500(TM) Value Index. The fund's investment objective has not changed, nor have the investment philosophies and strategies with which the fund is managed.

--------------------------------------------------------------------------------
16

MID CAP VALUE FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

(LINEGRAPH)

                              CLASS A SHARES (INCLUDES   CLASS B SHARES (INCLUDES
                                   MAXIMUM SALES            MAXIMUM APPLICABLE       RUSSELL MID-CAP(R)    RUSSELL 2500(TM) VALUE
                                     CHARGE)(2)                  CDSC)(3)               VALUE INDEX                INDEX
                              ------------------------   ------------------------    ------------------    ----------------------
2/28/01                               $  9,425                    $ 10,000                 $ 10,000                $ 10,000

10/01                                 $  8,935                    $  9,006                 $  9,255                $  9,563

10/02                                 $  8,149                    $  8,540                 $  8,980                $  9,438

10/03                                 $ 10,488                    $ 10,560                 $ 11,986                $ 13,145

10/04                                 $ 11,733                    $ 11,790                 $ 14,352                $ 15,487

10/05                                 $ 13,370                    $ 13,471                 $ 17,151                $ 17,909

10/06                                 $ 15,768                    $ 15,899                 $ 20,670                $ 21,468

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Consumer Discretionary                                                            13%
Energy                                                                             5%
Financials                                                                        30%
Cash and Other Net Assets                                                          4%
Telecommunication Services                                                         2%
Utilities                                                                         13%
Materials                                                                          5%
Information Technology                                                             7%
Industrials                                                                        9%
Health Care                                                                        4%
Consumer Staples                                                                   8%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)       17.93%    14.56%    12.03%        9.49%       11.14%    12.31%    10.71%       8.36%
Class B Shares(3)       17.04     13.61     11.15         8.64        12.54     12.70     10.87        8.52
Class Y Shares(6)          --        --        --         6.95           --        --        --          --
Russell Midcap(R)
  Value Index           20.51     19.92     17.43        13.65           --        --        --          --
Russell 2500(TM) Value
  Index                 19.87     17.76     17.56        14.41           --        --        --          --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Class A and B Shares commenced investment operations on February 28, 2001; Class Y Shares commenced investment operations on June 30, 2006.
(6) Only available for purchase by MEMBERS Funds and other affiliated asset allocation funds.

--------------------------------------------------------------------------------

MID CAP GROWTH FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Mid Cap Growth Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the MEMBERS Funds under a "manager of managers" approach. Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser for the Mid Cap Growth Fund. Francis J. Boggan, CFA, at Wellington Management is the lead portfolio manager responsible for deciding which securities are purchased or sold in the Mid Cap Growth Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Mid Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of mid-size and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell 2500(TM) Growth Index if greater).
Under normal market conditions, the fund will maintain at least 80% of its assets in such mid cap securities. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry-leading companies in niches with strong growth prospects. The fund seeks stocks of such companies at price-earnings valuations approximately equal to the company's expected long-term, sustainable growth rate.
--------------------------------------------------------------------------------

The MEMBERS Mid Cap Growth Fund returned 16.98% (Class A shares at net asset value) during the twelve month period ended October 31, 2006, outperforming the Russell 2500(TM) Growth Index return of 15.56% and the Russell Midcap(R) Growth Index of 14.51%(1).

Favorable stock selection produced positive benchmark-relative returns during the twelve-month period. Stock selection was strongest within the information technology, financials and health care sectors. The fund's overweight allocation to the strong performing financials sector also contributed positively to performance. Positive relative results were somewhat offset by weak stock selection in telecommunication services, and our underweight to the materials sector.

Key individual contributors to relative performance were Alliance Data Systems (software & services), Michaels Stores (retailing), and First Marblehead (diversified financials). Credit services provider, Alliance Data Systems, gained momentum as new marketing business initiatives to accelerate growth improved, in addition to a recent stock repurchase. Michaels Stores, an arts and crafts retailer, had strong performance until two private equity investor groups agreed to take the company private. First Marblehead, an industry leader in educational loan servicing, advanced on news that a pending securitization of student loans would generate higher than expected fee revenues. Positive results were partially offset by poor performers D R Horton (consumer durables), Jos A Bank Clothiers (retailing) and Omnicare (health care). D R Horton, a homebuilding company, fell on weak earnings. Jos. A. Bank Clothiers, a uniquely profitable designer and retailer of private label menswear, reported disappointing comparable store sales in June led to aggressive selling in the stock. Omnicare, a geriatric pharmaceutical services company, was adversely impacted by new reimbursement changes under Medicare Part D.

A mid-cycle slowdown is underway and the housing correction is leading the way. We expect further price and transaction weakness ahead. Consumers continue to face headwinds and fading sources of stimulus. We will continue to apply a bottom-up investment process in constructing a diversified portfolio. The fund seeks to apply a combination of fundamental and quantitative research analysis to build a portfolio diversifying across all sectors of the Russell 2500(TM) Growth Index. As a result of the fund's investment approach, sector positioning is in-line with the Russell 2500(TM) Growth Index, resulting in the greatest exposure to information technology, consumer discretionary and health care sectors.

MEMBERS Capital Advisors, Inc. - Adviser

Wellington Management Company, LLP - Subadviser

(1)The Mid Cap Growth Fund's representative market index is being changed from the Russell 2500(TM) Growth Index to the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index will reflect the fund's use of primarily mid-cap stocks as described in the prospectus. Also, our analysis of the fund's representative Morningstar peer group - mid cap growth funds - shows a higher correlation with the Russell Midcap(R) Growth Index than with the Russell 2500(TM) Growth Index. The fund's investment objective has not changed, nor have the investment philosophies and strategies with which the fund is managed.

--------------------------------------------------------------------------------
18

MID CAP GROWTH FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

(LINEGRAPH)

                               CLASS A SHARES       CLASS B SHARES
                              (INCLUDES MAXIMUM    (INCLUDES MAXIMUM    RUSSELL 2500(TM)    RUSSELL MIDCAP(R)    RUSSELL 3000(R)
                              SALES CHARGE)(2)    APPLICABLE CDSC)(3)     GROWTH INDEX        GROWTH INDEX        GROWTH INDEX
                              -----------------   -------------------   ----------------    -----------------    ---------------
2/29/00                           $ 9,425               $ 10,000             $ 10,000            $ 10,000            $ 10,000

10/00                             $ 7,417               $  7,478             $  8,097            $  9,164            $  9,222

10/01                             $ 4,024               $  4,051             $  5,416            $  5,244            $  5,594

10/02                             $ 3,289               $  3,420             $  4,298            $  4,320            $  4,491

10/03                             $ 4,204               $  4,210             $  6,222            $  6,018            $  5,540

10/04                             $ 4,552               $  4,577             $  6,603            $  6,545            $  5,736

10/05                             $ 5,052               $  5,089             $  7,516            $  7,587            $  6,251

10/06                             $ 5,910               $  5,970             $  8,686            $  8,688            $  6,963

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Consumer Discretionary                                                            18%
Financials                                                                        13%
Information Technology                                                            25%
Cash and Other Net Assets                                                          4%
Telecommunication Services                                                         1%
Industrials                                                                       14%
Health Care                                                                       15%
Consumer Staples                                                                   1%
Energy                                                                             9%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)       16.98%    12.02%     7.99%       -6.76%       10.19%     9.85%    6.72%        -7.58%
Class B Shares(3)       16.15     11.21      7.18        -7.44        11.65     10.26     6.88         -7.44
Class Y Shares(6)          --        --        --         7.53           --        --       --            --
Russell 3000(R) Growth
  Index                 11.39      7.92      4.48        -5.28           --        --       --            --
Russell 2500(TM)
  Growth Index          15.56     11.76      9.91        -2.09           --        --       --            --
Russell Midcap(R)
  Growth Index          14.51     13.02     10.62        -2.09           --        --       --            --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Class A and B Shares commenced investment operations on February 29, 2000; Class Y Shares commenced investment operations on June 30, 2006.
(6) Only available for purchase by MEMBERS Funds and other affiliated asset allocation funds.

--------------------------------------------------------------------------------

INTERNATIONAL STOCK FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The International Stock Fund seeks long-term growth of capital.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the MEMBERS Funds under a "manager of managers" approach. Lazard Asset Management LLC is currently the only subadviser for the International Stock Fund. Lazard manages the fund on team basis. John R. Reinsberg, CFA; Gabrielle
M. Boyle, CFA; Michael A. Bennett, CFA; Michael Powers, CFA; James Donald, CFA; Brian Pessin, CFA; and Michael G. Fry, CFA, are the funds co-primary portfolio managers responsible for deciding which securities are purchased or sold in the International Stock Fund.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts ("ADRs" -- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.
--------------------------------------------------------------------------------

During the twelve month period ended October 31, 2006, the MEMBERS International Stock Fund returned 25.11% (Class A Shares at net asset value), modestly underperforming the MSCI EAFE Index return of 28.04% for the same period. The MSCI EAFE Small Cap Index (World ex US) and MSCI Emerging Markets Free Index returned 21.94% and 35.42% respectively.

International markets rebounded in the fourth quarter of 2005 following a mostly lackluster year. This performance continued into the first quarter of 2006 as continued strong profit growth coupled with merger and acquisition activity fueled the rally. In May, following comments by Federal Reserve Chairman Ben Bernanke about accelerating inflation and market concerns about continued Fed Funds rate hikes, broad international markets sold off dramatically between May and June. The traditionally more volatile emerging markets sector was impacted most heavily by this activity. Following the sell-off, international markets rebounded during the last four months of this period as Federal Reserve Governors left the benchmark Fed Funds rate unchanged for three consecutive meetings. Further helping returns was news of benign inflationary expectations in Europe and Japan. Finally, a sharp retreat in oil prices due to easing geopolitical concerns and continued corporate earnings strength aided the recovery. During the period, stock selection in the consumer discretionary sector benefited performance. An overweight position and stock selection in financials also boosted returns, as did an underweight position and stock selection in Japan. Conversely, stock selection in the telecom services and health care sectors detracted from returns. Stock selection in Europe also hurt returns. The fund's moderate exposure to emerging markets stock was a significant contributor to the fund's performance while its small cap stock exposure was a modest detractor.

In a departure from recent history, the fiscal year ended with a rebound in larger, more developed companies and markets versus their less-developed, smaller capitalization brethren. Due to its relative value approach, the portfolio is well positioned for continued strength in larger, more developed companies with stable, diverse earnings streams. While valuations in emerging markets and small capitalization stocks have recovered substantially, we feel that the portfolio will continue to benefit from exposure to these areas. Our outlook is for the trend of moderating economic activity to favor larger, diversified companies with multiple, global, and diversified earnings streams.

MEMBERS Capital Advisors, Inc. - Adviser

Lazard Asset Management LLC - Subadviser

--------------------------------------------------------------------------------
20

INTERNATIONAL STOCK FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

(LINEGRAPH)

                                                                                                    MORGAN STANLEY INTERNATIONAL
                                         CLASS A SHARES (INCLUDES     CLASS B SHARES (INCLUDES     EUROPE, AUSTRALASIA & FAR EAST
                                         MAXIMUM SALES CHARGE)(2)    MAXIMUM APPLICABLE CDSC)(3)      INDEX (MSCI EAFE INDEX)
                                         ------------------------    ---------------------------   ------------------------------
12/29/97                                         $  9,425                      $ 10,000                         $ 10,000

10/98                                            $  9,764                      $  9,840                         $ 11,090

10/99                                            $ 11,413                      $ 11,545                         $ 13,681

10/00                                            $ 10,353                      $ 10,413                         $ 13,317

10/01                                            $  7,984                      $  8,017                         $ 10,031

10/02                                            $  7,646                      $  7,826                         $  8,734

10/03                                            $  9,822                      $  9,885                         $ 11,141

10/04                                            $ 11,743                      $ 11,835                         $ 13,288

10/05                                            $ 14,187                      $ 14,202                         $ 15,758

10/06                                            $ 17,750                      $ 17,635                         $ 20,177

(1)This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the Index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

             GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Africa                                                                             2%
Europe (excluding United Kingdom)                                                 42%
Pacific Basin                                                                      6%
Other Countries                                                                    3%
Cash and Other Net Assets                                                          5%
United Kingdom                                                                    21%
Latin America                                                                      4%
Japan                                                                             17%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2006

                              % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                        Since                                         Since
                        1 Year   3 Years   5 Years   Inception(5)     1 Year   3 Years   5 Years   Inception(5)
                        -----------------------------------------     -----------------------------------------
Class A Shares(2)       25.11%    21.81%    17.33%       7.42%        17.94%    19.44%    15.93%       6.71%
Class B Shares(3)       24.18     20.93     16.45        6.63         19.68     20.12     16.23        6.63
Class Y Shares(6)          --        --        --        7.62            --        --        --          --
MSCI EAFE Index         28.04     21.89     15.00        8.26            --        --        --          --

(2) Maximum Sales Charge is 5.75% for A Shares.
(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.
(4) Assuming Maximum Applicable Sales Charge.
(5) Class A and B Shares commenced investment operations on December 29, 1997; Class Y Shares commenced investment operations on June 30, 2006.
(6) Only available for purchase by MEMBERS Funds and other affiliated asset allocation funds.

--------------------------------------------------------------------------------

CONSERVATIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
INVESTMENT COMPANIES - 99.2%
-------------------------------------------------------------------------------------------------------------
             ALTERNATIVE ASSET CLASSES - 6.21%
     3,847   Cohen & Steers Institutional Realty Shares, Inc. ...............................  $     226,775
                                                                                                 -----------
             DEBT SECURITIES - 53.30%
    27,665   Dodge & Cox Income Fund.........................................................        348,308
   109,293   MEMBERS Bond Fund Class Y.......................................................      1,079,813
    22,968   MEMBERS High Income Fund Class Y................................................        169,044
    33,761   Western Asset Intermediate Bond Portfolio.......................................        349,760
                                                                                                 -----------
                                                                                                   1,946,925
                                                                                                 -----------
             EQUITY SECURITIES - 23.15%
    27,263   MEMBERS Large Cap Growth Fund Class Y...........................................        401,310
    20,266   MEMBERS Large Cap Value Fund Class Y............................................        313,714
    20,789   MEMBERS Mid Cap Growth Fund Class Y*............................................        130,552
                                                                                                 -----------
                                                                                                     845,576
                                                                                                 -----------
             FOREIGN SECURITIES - 4.95%
    11,545   MEMBERS International Stock Fund Class Y........................................        181,025
                                                                                                 -----------
             MONEY MARKET SECURITIES - 11.59%
   423,177   MEMBERS Cash Reserves Fund Class Y..............................................        423,177
       116   SSgA Prime Money Market Fund....................................................            116
                                                                                                 -----------
                                                                                                     423,293
                                                                                                 -----------

             TOTAL INVESTMENT COMPANIES - 99.20%
             ( Cost $3,536,336** )...........................................................      3,623,594

NET OTHER ASSETS AND LIABILITIES - 0.80%
-------------------------------------------------------------------------------------------------------------
                                                                                                      29,307

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------------------
                                                                                               $   3,652,901
-------------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was $3,536,993.



--------------------------------------------------------------------------------
22

                See accompanying Notes to Financial Statements.

MODERATE ALLOCATION FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
INVESTMENT COMPANIES - 99.41%
-------------------------------------------------------------------------------------------------------------
             ALTERNATIVE ASSET CLASSES - 4.93%
    10,070   Cohen & Steers Institutional Realty Shares, Inc. ...............................  $     593,631
                                                                                                 -----------
             DEBT SECURITIES - 28.41%
   121,238   MEMBERS Bond Fund Class Y.......................................................      1,197,836
   109,168   MEMBERS High Income Fund Class Y................................................        803,478
   137,307   Western Asset Intermediate Bond Portfolio.......................................      1,422,503
                                                                                                 -----------
                                                                                                   3,423,817
                                                                                                 -----------
             EQUITY SECURITIES - 48.56%
   128,062   MEMBERS Large Cap Growth Fund Class Y...........................................      1,885,076
    87,713   MEMBERS Large Cap Value Fund Class Y............................................      1,357,791
   240,080   MEMBERS Mid Cap Growth Fund Class Y*............................................      1,507,700
    62,670   MEMBERS Mid Cap Value Fund Class Y..............................................        974,522
     1,800   Vanguard Emerging Markets ETF...................................................        126,990
                                                                                                 -----------
                                                                                                   5,852,079
                                                                                                 -----------
             FOREIGN SECURITIES - 12.57%
    96,584   MEMBERS International Stock Fund Class Y........................................      1,514,433
                                                                                                 -----------
             MONEY MARKET SECURITIES - 4.94%
   587,248   MEMBERS Cash Reserves Fund Class Y..............................................        587,248
     8,300   SSgA Prime Money Market Fund....................................................          8,300
                                                                                                 -----------
                                                                                                     595,548
                                                                                                 -----------

             TOTAL INVESTMENT COMPANIES - 99.41%
             ( Cost $11,601,748** )..........................................................     11,979,508

NET OTHER ASSETS AND LIABILITIES - 0.59%
-------------------------------------------------------------------------------------------------------------
                                                                                                      71,281

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------------------
                                                                                               $  12,050,789
-------------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was was
     $11,602,249.
 ETF Exchange Traded Fund.



--------------------------------------------------------------------------------
                                                                              23

                See accompanying Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
INVESTMENT COMPANIES - 99.19%
-------------------------------------------------------------------------------------------------------------
             ALTERNATIVE ASSET CLASSES - 4.00%
     2,607   Cohen & Steers Institutional Realty Shares, Inc. ...............................  $     153,708
                                                                                                 -----------
             EQUITY SECURITIES - 71.29%
    52,342   MEMBERS Large Cap Growth Fund Class Y...........................................        770,474
    35,011   MEMBERS Large Cap Value Fund Class Y............................................        541,972
   111,744   MEMBERS Mid Cap Growth Fund Class Y*............................................        701,753
    38,321   MEMBERS Mid Cap Value Fund Class Y..............................................        595,886
     1,800   Vanguard Emerging Markets ETF...................................................        126,990
                                                                                                 -----------
                                                                                                   2,737,075
                                                                                                 -----------
             FOREIGN SECURITIES - 23.90%
    58,513   MEMBERS International Stock Fund Class Y........................................        917,484
                                                                                                 -----------
             MONEY MARKET SECURITIES - 0.03%
       984   SSgA Prime Money Market Fund....................................................            984
                                                                                                 -----------

             TOTAL INVESTMENT COMPANIES - 99.22%
             ( Cost $3,615,218** )...........................................................      3,809,251

NET OTHER ASSETS AND LIABILITIES - 0.78%
-------------------------------------------------------------------------------------------------------------
                                                                                                      30,026

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------------------
                                                                                               $   3,839,277
-------------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $3,615,721.
 ETF Exchange Traded Fund.



--------------------------------------------------------------------------------
24

                See accompanying Notes to Financial Statements.

CASH RESERVES FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 90.74%
-------------------------------------------------------------------------------------------------------------
             FEDERAL AGRICULTURAL MORTGAGE CORP. (A) - 15.04%
$  770,000   5.090%, due 11/01/06............................................................  $     770,000
   650,000   5.150%, due 11/27/06............................................................        647,582
   650,000   5.100%, due 01/09/07............................................................        643,646
   350,000   5.100%, due 01/16/07............................................................        346,232
   300,000   5.110%, due 01/16/07............................................................        296,764
                                                                                                 -----------
                                                                                                   2,704,224
                                                                                                 -----------
             FEDERAL FARM CREDIT BANK - 15.18%
   375,000   5.090%, due 11/02/06 (A)........................................................        374,947
   137,000   5.120%, due 11/15/06 (A)........................................................        136,727
   100,000   5.210%, due 11/15/06 (A)........................................................         99,797
   500,000   5.090%, due 11/17/06 (A)........................................................        498,869
   700,000   2.700%, due 11/24/06............................................................        698,856
   240,000   5.100%, due 11/29/06 (A)........................................................        239,048
    96,000   5.110%, due 12/04/06 (A)........................................................         95,550
   115,000   5.120%, due 12/04/06 (A)........................................................        114,460
   100,000   5.100%, due 12/27/06 (A)........................................................         99,207
   375,000   5.090%, due 01/12/07 (A)........................................................        371,183
                                                                                                 -----------
                                                                                                   2,728,644
                                                                                                 -----------
             FEDERAL HOME LOAN BANK - 23.98%
   100,000   5.090%, due 11/03/06 (A)........................................................         99,972
   100,000   5.099%, due 11/03/06 (A)........................................................         99,972
   350,000   5.095%, due 11/08/06 (A)........................................................        349,653
   450,000   5.115%, due 11/10/06 (A)........................................................        449,425
   650,000   5.081%, due 11/15/06 (A)........................................................        648,716
   253,000   5.130%, due 11/15/06 (A)........................................................        252,495
   208,000   5.100%, due 12/11/06 (A)........................................................        206,821
   210,000   5.130%, due 12/15/06 (A)........................................................        208,683
   223,000   5.090%, due 01/10/07 (A)........................................................        220,793
   109,000   5.090%, due 01/22/07 (A)........................................................        107,736
   171,000   5.200%, due 02/02/07 (A)........................................................        168,703
   400,000   4.000%, due 04/05/07............................................................        397,725
   600,000   5.350%, due 11/15/07 (H)........................................................        600,000
   500,000   5.250%, due 05/16/07............................................................        499,571
                                                                                                 -----------
                                                                                                   4,310,265
                                                                                                 -----------
             FEDERAL HOME LOAN MORTGAGE CORP. - 13.48%
   397,000   5.075%, due 11/14/06 (A)........................................................        396,272
   500,000   5.150%, due 11/28/06 (A)........................................................        498,069
   136,000   5.095%, due 01/19/07 (A)........................................................        134,479
   200,000   5.110%, due 01/23/07 (A)........................................................        197,644
 1,000,000   5.010%, due 01/26/07 (G)........................................................      1,000,000
   200,000   5.070%, due 02/28/07 (A)........................................................        196,648
                                                                                                 -----------
                                                                                                   2,423,112
                                                                                                 -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (A) - 15.86%
   200,000   5.080%, due 11/01/06............................................................        200,000
   268,000   5.100%, due 11/17/06............................................................        267,393
   100,000   5.080%, due 12/01/06............................................................         99,577
   221,000   5.300%, due 12/06/06............................................................        219,861

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (A) (CONTINUED)
-------------------------------------------------------------------------------------------------------------
$  115,000   5.080%, due 12/11/06............................................................  $     114,351
    20,000   5.110%, due 12/22/06............................................................         19,855
   700,000   5.090%, due 01/10/07............................................................        693,072
    41,000   5.090%, due 01/22/07............................................................         40,525
   275,000   5.172%, due 01/26/07............................................................        271,602
   300,000   5.180%, due 01/26/07............................................................        296,288
   500,000   5.173%, due 01/31/07............................................................        493,462
   137,000   5.085%, due 02/16/07............................................................        134,929
                                                                                                 -----------
                                                                                                   2,850,915
                                                                                                 -----------
             TENNESSEE VALLEY AUTHORITY (A) - 3.88%
   700,000   5.040%, due 11/30/06............................................................        697,158
                                                                                                 -----------
             U.S. TREASURY BILLS (A) - 3.32%
   600,000   4.736%, due 11/30/06............................................................        597,711
                                                                                                 -----------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             ( Cost $16,312,029 )............................................................     16,312,029
Shares
------
INVESTMENT COMPANIES - 8.28%
-------------------------------------------------------------------------------------------------------------
   734,897   J.P. Morgan Prime Money Market Fund.............................................        734,897
   754,173   SSgA Prime Money Market Fund (N)................................................        754,173
                                                                                                 -----------
             TOTAL INVESTMENT COMPANIES
             ( Cost $1,489,070 ).............................................................      1,489,070

TOTAL INVESTMENTS - 99.02%
-------------------------------------------------------------------------------------------------------------
( Cost $17,801,099** )...........................................................................  17,801,099

NET OTHER ASSETS AND LIABILITIES - 0.98%
-------------------------------------------------------------------------------------------------------------
                                                                                                     175,412

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------------------
                                                                                               $  17,976,511
-------------------------------------------------------------------------------------------------------------

  ** Aggregate cost for Federal tax purposes was
     $17,801,099.
 (A) Rate noted represents annualized yield at time of purchase.
 (G) Floating rate note. Date shown is next reset date.
 (H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
 (N) Security segregated for forward or when-issued purchase commitments outstanding as of October 31, 2006.


--------------------------------------------------------------------------------
                                                                              25

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
ASSET BACKED - 6.67%
-------------------------------------------------------------------------------------------------------------
$   64,040   ABSC Long Beach Home Equity Loan Trust,
             Series 2000-LB1, Class AF5 (M)
             8.550%, due 09/21/30............................................................  $      63,829
   300,000   Ameriquest Mortgage Securities, Inc.,
             Series 2004-FR1, Class M2 (M)
             5.207%, due 05/25/34............................................................        294,421
   860,000   Citibank Credit Card Issuance Trust,
             Series 2004-A1, Class A1
             2.550%, due 01/20/09............................................................        854,799
   464,137   Countrywide Asset-Backed Certificates,
             Series 2003-S1, Class A4 (M)
             5.009%, due 12/25/32............................................................        462,183
   560,000   GMAC Mortgage Corp. Loan Trust,
             Series 2004-HE2, Class M1
             3.950%, due 10/25/33............................................................        546,850
   424,461   Green Tree Financial Corp.,
             Series 1998-2, Class A6
             6.810%, due 12/01/27............................................................        438,374
   772,000   GSAMP Trust,
             Series 2006-S5, Class M5 (M)
             7.488%, due 09/25/36............................................................        772,000
 1,500,000   New Century Home Equity Loan Trust,
             Series 2003-5, Class AI5
             5.500%, due 11/25/33............................................................      1,501,208
   580,000   Park Place Securities, Inc.,
             Series 2004-WWF1, Class M10 (G)(M)
             7.820%, due 12/25/34............................................................        581,084
   613,999   Residential Asset Mortgage Products, Inc.,
             Series 2003-RS9, Class AI5
             4.990%, due 03/25/31............................................................        609,200
   315,000   Soundview Home Equity Loan Trust,
             Series 2005-B, Class M6 (M)
             6.175%, due 05/25/35............................................................        313,877
   440,000   Wells Fargo Home Equity Trust,
             Series 2004-2, Class M8A (C)(G)
             8.320%, due 05/25/34............................................................        434,875
                                                                                                 -----------
             TOTAL ASSET BACKED
             ( Cost $6,880,660 ).............................................................      6,872,700

COMMERCIAL MORTGAGE BACKED - 10.10%
-------------------------------------------------------------------------------------------------------------
   530,309   Bear Stearns Commercial Mortgage Securities,
             Series 2001-TOP4, Class A1
             5.060%, due 11/15/16............................................................        528,692
   640,000   Bear Stearns Commercial Mortgage Securities,
             Series 2003-TOP10, Class E(C)(G)
             5.540%, due 03/13/40............................................................        640,354
   503,679   Bear Stearns Commercial Mortgage Securities,
             Series 2004-T16, Class A2
             3.700%, due 02/13/46............................................................        491,616

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
COMMERCIAL MORTGAGE BACKED (CONTINUED)
-------------------------------------------------------------------------------------------------------------
$  525,000   Bear Stearns Commercial Mortgage Securities,
             Series 2004-T16, Class A6 (G)
             4.750%, due 02/13/46............................................................  $     508,093
   325,000   Bear Stearns Commercial Mortgage Securities,
             Series 2005-T20, Class F (C)(G)
             5.132%, due 10/12/42............................................................        317,106
 1,100,000   Government National Mortgage Association,
             Series 2004-43, Class C (G)
             5.008%, due 12/16/25............................................................      1,088,809
 1,200,000   Greenwich Capital Commercial Funding Corp.,
             Series 2004-GG1, Class A7 (G)
             5.317%, due 06/10/36............................................................      1,203,371
 1,000,000   LB-UBS Commercial Mortgage Trust,
             Series 2004-C1, Class A2
             3.624%, due 01/15/29............................................................        965,786
   800,000   LB-UBS Commercial Mortgage Trust,
             Series 2004-C8, Class A6 (G)
             4.799%, due 12/15/29............................................................        776,495
 1,150,000   Morgan Stanley Capital I,
             Series 2004-HQ4, Class A7
             4.970%, due 04/14/40............................................................      1,126,981
   500,000   Morgan Stanley Capital I,
             Series 2004-T13, Class A3
             4.390%, due 09/13/45............................................................        481,630
   330,000   Multi Security Asset Trust,
             Series 2005-RR4A, Class J (C)
             5.880%, due 11/28/35............................................................        298,236
   735,114   Wachovia Bank Commercial Mortgage Trust,
             Series 2003-C6, Class A1
             3.364%, due 08/15/35............................................................        716,686
 1,295,000   Wachovia Bank Commercial Mortgage Trust,
             Series 2003-C8, Class A2
             3.894%, due 11/15/35............................................................      1,264,607
                                                                                                 -----------
             TOTAL COMMERCIAL MORTGAGE BACKED
             ( Cost $10,518,507 )............................................................     10,408,462

PRIVATE LABEL MORTGAGE BACKED - 2.85%
-------------------------------------------------------------------------------------------------------------
 1,012,061   Bank of America Alternative Loan Trust,
             Series 2005-12, Class 3CB1
             6.000%, due 01/25/36............................................................      1,015,687
 1,912,149   Bank of America Alternative Loan Trust,
             Series 2006-3, Class 2CB1
             6.000%, due 04/25/36............................................................      1,917,180
                                                                                                 -----------
             TOTAL PRIVATE LABEL MORTGAGE BACKED
             ( Cost $2,892,617 ).............................................................      2,932,867



--------------------------------------------------------------------------------
26

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
CORPORATE NOTES AND BONDS - 23.52%
-------------------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 2.17%
$  750,000   American Association of Retired Persons (C)
             7.500%, due 05/01/31............................................................  $     934,588
   700,000   Carnival Corp. (D)
             3.750%, due 11/15/07............................................................        687,385
   575,000   Erac USA Finance Co. (C)
             6.700%, due 06/01/34............................................................        610,218
                                                                                                 -----------
                                                                                                   2,232,191
                                                                                                 -----------
             CONSUMER STAPLES - 1.07%
   750,000   Coca-Cola Enterprises, Inc. (O)
             4.375%, due 09/15/09............................................................        736,115
   365,000   Diageo Capital PLC (D)
             5.500%, due 09/30/16............................................................        362,321
                                                                                                 -----------
                                                                                                   1,098,436
                                                                                                 -----------
             ENERGY - 1.21%
   240,000   Hess Corp.
             7.875%, due 10/01/29............................................................        285,163
   400,000   Pemex Project Funding Master Trust
             7.375%, due 12/15/14............................................................        439,000
   450,000   Valero Energy Corp. (O)
             7.500%, due 04/15/32............................................................        524,384
                                                                                                 -----------
                                                                                                   1,248,547
                                                                                                 -----------
             FINANCE - 5.37%
   500,000   AIG SunAmerica Global Financing XII (C)
             5.300%, due 05/30/07............................................................        499,724
   500,000   American General Finance Corp.,
             Series H
             4.625%, due 09/01/10............................................................        488,650
   500,000   Bear Stearns Cos., Inc.
             7.800%, due 08/15/07............................................................        509,368
   500,000   CIT Group, Inc.
             7.375%, due 04/02/07............................................................        504,132
   290,000   GE Insurance Solutions Corp.
             7.000%, due 02/15/26............................................................        320,411
   330,000   GE Insurance Solutions Corp.
             7.750%, due 06/15/30............................................................        398,167
   750,000   Goldman Sachs Group, Inc.
             5.700%, due 09/01/12............................................................        764,120
   750,000   HSBC Finance Corp.
             6.500%, due 11/15/08............................................................        768,253
   500,000   U.S. Bank N.A.
             6.300%, due 02/04/14............................................................        531,099
   750,000   Wachovia Corp.
             4.950%, due 11/01/06............................................................        750,000
                                                                                                   5,533,924
             FORESTRY/PAPER - 0.35%
   325,000   Westvaco Corp.
             8.200%, due 01/15/30............................................................        364,433

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
             HEALTH CARE - 1.43%
$  500,000   Eli Lilly & Co.
             6.570%, due 01/01/16............................................................  $     543,678
   325,000   Genentech, Inc.
             5.250%, due 07/15/35............................................................        307,493
   345,000   Merck & Co., Inc.
             6.400%, due 03/01/28............................................................        370,552
   230,000   Wyeth
             6.500%, due 02/01/34............................................................        251,885
                                                                                                 -----------
                                                                                                   1,473,608
                                                                                                 -----------
             INDUSTRIALS - 5.10%
   240,000   Boeing Co.
             8.625%, due 11/15/31............................................................        334,215
   215,000   D.R. Horton, Inc. (O)
             5.250%, due 02/15/15............................................................        199,533
   500,000   DaimlerChrysler N.A. Holding Corp.
             4.750%, due 01/15/08............................................................        495,264
 1,000,000   Dow Chemical Co.
             5.750%, due 12/15/08............................................................      1,011,372
   800,000   General Electric Co.
             5.000%, due 02/01/13............................................................        792,952
   250,000   General Motors Acceptance Corp. LLC
             6.125%, due 08/28/07............................................................        249,197
   500,000   General Motors Acceptance Corp. LLC
             7.250%, due 03/02/11............................................................        509,434
   215,000   Pulte Homes, Inc.
             5.200%, due 02/15/15............................................................        203,304
   192,000   Raytheon Co.
             4.500%, due 11/15/07............................................................        190,123
   235,000   Waste Management, Inc.
             7.125%, due 12/15/17............................................................        260,842
   500,000   Weyerhaeuser Co. (O)
             6.875%, due 12/15/33............................................................        497,135
   525,000   WM Wrigley Jr. Co.
             4.300%, due 07/15/10............................................................        511,106
                                                                                                 -----------
                                                                                                   5,254,477
                                                                                                 -----------
             MEDIA - 0.93%
   450,000   Comcast Cable Communications Holdings, Inc.
             8.375%, due 03/15/13............................................................        514,040
   455,000   Rogers Cable, Inc. (D)
             6.250%, due 06/15/13............................................................        449,312
                                                                                                 -----------
                                                                                                     963,352
                                                                                                 -----------
             PIPELINE - 0.33%
   345,000   KN Energy, Inc.
             7.250%, due 03/01/28............................................................        338,715
             REAL ESTATE INVESTMENT TRUSTS - 0.26%
   270,000   Simon Property Group L.P.
             5.625%, due 08/15/14............................................................        273,200



--------------------------------------------------------------------------------
                                                                              27

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS - 1.11%
$  400,000   Cisco Systems, Inc.
             5.500%, due 02/22/16............................................................  $     404,610
   250,000   Verizon Wireless Capital LLC
             5.375%, due 12/15/06............................................................        249,946
   500,000   Vodafone Group PLC (D)(O)
             5.000%, due 12/16/13............................................................        484,032
                                                                                                 -----------
                                                                                                   1,138,588
                                                                                                 -----------
             TRANSPORTATION - 1.13%
   285,000   Burlington Northern Santa Fe Corp.
             8.125%, due 04/15/20............................................................        348,996
   359,000   Norfolk Southern Corp.
             5.590%, due 05/17/25............................................................        353,699
   390,000   Norfolk Southern Corp.
             7.050%, due 05/01/37............................................................        458,090
                                                                                                 -----------
                                                                                                   1,160,785
                                                                                                 -----------
             UTILITIES - 3.06%
   500,000   Energy East Corp.
             8.050%, due 11/15/10............................................................        545,208
   550,000   Exelon Corp.
             4.900%, due 06/15/15............................................................        520,048
   450,000   Illinois Power Co.
             7.500%, due 06/15/09............................................................        469,148
   285,000   Pacific Gas & Electric Co.
             6.050%, due 03/01/34............................................................        291,129
   250,000   Progress Energy, Inc.
             7.750%, due 03/01/31............................................................        304,472
   200,000   Sierra Pacific Power Co.
             6.000%, due 05/15/16............................................................        202,192
   750,000   Wisconsin Electric Power
             6.500%, due 06/01/28............................................................        817,035
                                                                                                 -----------
                                                                                                   3,149,232
                                                                                                 -----------
             TOTAL CORPORATE NOTES AND BONDS
             ( Cost $23,990,559 )............................................................     24,229,488

MORTGAGE BACKED - 28.86%
-------------------------------------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORP. - 4.02%
   753,372   5.000%, due 05/01/18
             Pool # E96322...................................................................        743,319
     7,778   8.000%, due 06/01/30
             Pool # C01005...................................................................          8,181
     8,786   7.000%, due 03/01/31
             Pool # C48133...................................................................          9,072
   140,827   6.500%, due 01/01/32
             Pool # C62333...................................................................        144,410
 2,415,793   5.000%, due 07/01/33
             Pool # A11325...................................................................      2,340,138

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
MORTGAGE BACKED (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORP. (CONTINUED)
$  247,267   6.000%, due 10/01/34
             Pool # A28439...................................................................  $     249,279
   241,732   6.000%, due 10/01/34
             Pool # A28598...................................................................        243,699
   216,486   5.000%, due 04/01/35
             Pool # A32315...................................................................        209,264
   200,469   5.000%, due 04/01/35
             Pool # A32316...................................................................        193,781
                                                                                                 -----------
                                                                                                   4,141,143
                                                                                                 -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 24.70%
 1,229,607   4.000%, due 04/01/15
             Pool # 255719...................................................................      1,179,475
   889,804   5.500%, due 04/01/16
             Pool # 745444...................................................................        893,562
    56,590   6.000%, due 05/01/16
             Pool # 582558...................................................................         57,525
   788,112   5.500%, due 02/01/18
             Pool # 673194...................................................................        790,726
   921,535   5.000%, due 05/01/20
             Pool # 813965...................................................................        907,743
 1,074,590   4.500%, due 09/01/20
             Pool # 835465...................................................................      1,039,750
   100,739   6.000%, due 05/01/21
             Pool # 253847...................................................................        102,322
    38,827   7.000%, due 12/01/29
             Pool # 762813...................................................................         40,152
    96,695   7.000%, due 11/01/31
             Pool # 607515...................................................................         99,852
   469,497   6.500%, due 03/01/32
             Pool # 631377...................................................................        480,958
     2,338   7.000%, due 04/01/32
             Pool # 641518...................................................................          2,413
    40,528   7.000%, due 05/01/32
             Pool # 644591...................................................................         41,852
 1,130,849   6.500%, due 06/01/32
             Pool # 545691...................................................................      1,158,453
   381,495   6.000%, due 12/01/32
             Pool # 676552...................................................................        385,188
 2,136,991   5.500%, due 04/01/33
             Pool # 690206...................................................................      2,117,515
 1,020,478   5.000%, due 10/01/33
             Pool # 254903...................................................................        987,731
 1,620,148   5.500%, due 11/01/33
             Pool # 555880...................................................................      1,605,383
   156,182   5.000%, due 05/01/34
             Pool # 775604...................................................................        151,080
   391,701   5.000%, due 05/01/34
             Pool # 780890...................................................................        378,905



--------------------------------------------------------------------------------
28

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
MORTGAGE BACKED (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  243,394   5.000%, due 06/01/34
             Pool # 255230...................................................................  $     235,442
 2,043,288   5.500%, due 06/01/34
             Pool # 780384...................................................................      2,022,807
    26,656   7.000%, due 07/01/34
             Pool # 792636...................................................................         27,463
   384,972   5.500%, due 08/01/34
             Pool # 793647...................................................................        381,113
 1,617,510   5.500%, due 03/01/35
             Pool # 815976...................................................................      1,599,389
   725,476   5.500%, due 07/01/35
             Pool # 825283...................................................................        717,349
 1,023,430   5.000%, due 08/01/35
             Pool # 829670...................................................................        988,427
   457,759   5.500%, due 08/01/35
             Pool # 826872...................................................................        452,631
   795,153   5.000%, due 09/01/35
             Pool # 820347...................................................................        767,957
   834,905   5.000%, due 09/01/35
             Pool # 835699...................................................................        806,350
 1,042,801   5.000%, due 10/01/35
             Pool # 797669...................................................................      1,007,136
 1,085,971   5.500%, due 10/01/35
             Pool # 836912...................................................................      1,073,805
   904,856   5.000%, due 11/01/35
             Pool # 844504...................................................................        873,909
 1,050,432   5.000%, due 11/01/35
             Pool # 844809...................................................................      1,014,506
 1,097,480   5.000%, due 12/01/35
             Pool # 850561...................................................................      1,059,944
                                                                                                 -----------
                                                                                                  25,448,813
                                                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.14%
    22,814   8.000%, due 10/20/15
             Pool # 002995...................................................................         24,074
    66,987   6.500%, due 02/20/29
             Pool # 002714...................................................................         68,838
    45,058   6.500%, due 04/20/31
             Pool # 003068...................................................................         46,268
                                                                                                 -----------
                                                                                                     139,180
                                                                                                 -----------
             TOTAL MORTGAGE BACKED
             ( Cost $29,982,509 )............................................................     29,729,136

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.53%
-------------------------------------------------------------------------------------------------------------
             FEDERAL FARM CREDIT BANK - 0.52%
$  500,000   5.875%, due 10/03/16............................................................  $     535,084
                                                                                                 -----------
             FEDERAL HOME LOAN MORTGAGE CORP. - 2.80%
 2,500,000   4.875%, due 11/15/13............................................................      2,488,915
   400,000   4.500%, due 01/15/14............................................................        389,175
                                                                                                 -----------
                                                                                                   2,878,090
                                                                                                 -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.55%
 1,400,000   4.000%, due 09/02/08............................................................      1,374,941
 1,095,000   4.625%, due 10/15/14............................................................      1,073,796
 1,000,000   6.625%, due 11/15/30............................................................      1,206,725
                                                                                                 -----------
                                                                                                   3,655,462
                                                                                                 -----------
             U.S. TREASURY BONDS - 1.68%
 1,245,000   6.250%, due 05/15/30 (O)........................................................      1,503,338
   210,000   5.375%, due 02/15/31 (O)........................................................        227,998
                                                                                                 -----------
                                                                                                   1,731,336
                                                                                                 -----------
             U.S. TREASURY NOTES - 13.98%
 1,615,000   2.625%, due 11/15/06 (O)........................................................      1,613,359
   750,000   2.875%, due 11/30/06 (O)........................................................        748,564
 1,500,000   3.125%, due 01/31/07............................................................      1,492,792
 1,000,000   4.000%, due 08/31/07 (O)........................................................        992,070
 1,040,000   3.000%, due 11/15/07 (O)........................................................      1,020,176
   830,000   3.750%, due 05/15/08 (O)........................................................        817,744
   625,000   3.000%, due 02/15/09 (O)........................................................        602,783
   650,000   3.875%, due 05/15/10 (O)........................................................        635,198
   300,000   3.875%, due 09/15/10 (O)........................................................        292,594
   100,000   4.500%, due 11/15/10 (O)........................................................         99,727
   350,000   4.750%, due 03/31/11 (O)........................................................        352,365
 3,600,000   4.875%, due 02/15/12 (O)........................................................      3,653,860
 2,100,000   4.500%, due 11/15/15 (O)........................................................      2,084,086
                                                                                                 -----------
                                                                                                  14,405,318
                                                                                                 -----------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             ( Cost $23,016,401 )............................................................     23,205,290

CERTIFICATE OF DEPOSIT - 0.31%
-------------------------------------------------------------------------------------------------------------
   323,872   State Street Eurodollar
             2.800%, due 11/01/06............................................................        323,872
             TOTAL CERTIFICATE OF DEPOSIT
             ( Cost $323,872 )...............................................................        323,872



--------------------------------------------------------------------------------
                                                                              29

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
INVESTMENT COMPANIES - 21.44%
-------------------------------------------------------------------------------------------------------------
 4,615,603   SSgA Prime Money Market Fund....................................................  $   4,615,603
17,471,094   State Street Navigator Securities Lending Portfolio (I).........................     17,471,094
                                                                                                 -----------
             TOTAL INVESTMENT COMPANIES
             ( Cost $22,086,697 )............................................................     22,086,697

TOTAL INVESTMENTS - 116.28%
-------------------------------------------------------------------------------------------------------------
( Cost $119,691,822** ).........................................................................  119,788,512

NET OTHER ASSETS AND LIABILITIES - (16.28)%
-------------------------------------------------------------------------------------------------------------
                                                                                                 (16,768,384)

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------------------
                                                                                               $ 103,020,128
-------------------------------------------------------------------------------------------------------------

  ** Aggregate cost for Federal tax purposes was
     $119,799,374.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.92% of total net assets.
 (G) Floating rate or variable rate note. Rate shown is as of October 31, 2006.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
 (O) All (or portion of security) on loan.
 PLC Public Limited Company.



--------------------------------------------------------------------------------
30

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
CORPORATE NOTES AND BONDS - 95.44%
-------------------------------------------------------------------------------------------------------------
             AEROSPACE/DEFENSE - 2.60%
$  300,000   Argo-Tech Corp.
             9.250%, due 06/01/11............................................................  $     311,250
   250,000   Armor Holdings, Inc.
             8.250%, due 08/15/13............................................................        258,750
   274,000   DI Finance/ DynCorp International,
             Series B
             9.500%, due 02/15/13............................................................        284,960
   200,000   DRS Technologies, Inc.
             7.625%, due 02/01/18............................................................        204,500
   195,000   K&F Acquisition, Inc.
             7.750%, due 11/15/14............................................................        197,438
   205,000   L-3 Communications Corp.
             6.125%, due 01/15/14............................................................        201,925
                                                                                                 -----------
                                                                                                   1,458,823
                                                                                                 -----------
             APPAREL/TEXTILES - 1.20%
   200,000   Levi Strauss & Co. (G)(O)
             10.122%, due 04/01/12...........................................................        206,250
   250,000   Oxford Industries, Inc.
             8.875%, due 06/01/11............................................................        256,562
   200,000   Warnaco, Inc.
             8.875%, due 06/15/13............................................................        209,000
                                                                                                 -----------
                                                                                                     671,812
                                                                                                 -----------
             AUTOMOTIVE - 3.14%
   250,000   Ford Motor Credit Co.
             6.625%, due 06/16/08............................................................        245,280
   500,000   Ford Motor Credit Co. (G)
             9.824%, due 04/15/12............................................................        521,489
   250,000   General Motors Acceptance Corp. LLC (O)
             6.750%, due 12/01/14............................................................        247,859
   250,000   Goodyear Tire & Rubber Co. (O)
             7.857%, due 08/15/11............................................................        241,875
   500,000   United Components, Inc. (O)
             9.375%, due 06/15/13............................................................        505,000
                                                                                                 -----------
                                                                                                   1,761,503
                                                                                                 -----------
             BEVERAGE/FOOD - 2.27%
   150,000   B&G Foods, Inc.
             8.000%, due 10/01/11............................................................        152,625
   250,000   Del Monte Corp. (O)
             6.750%, due 02/15/15............................................................        244,688
   125,000   Michael Foods, Inc.
             8.000%, due 11/15/13............................................................        129,062
   250,000   NBTY, Inc. (O)
             7.125%, due 10/01/15............................................................        243,125
   500,000   Pinnacle Foods Group, Inc. (O)
             8.250%, due 12/01/13............................................................        501,250
                                                                                                 -----------
                                                                                                   1,270,750
                                                                                                 -----------

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
             BUILDING MATERIALS - 3.14%
$  300,000   Goodman Global Holdings, Inc. (O)
             7.875%, due 12/15/12............................................................  $     288,000
   500,000   Interface, Inc.
             7.300%, due 04/01/08............................................................        503,750
   172,000   Interface, Inc.
             10.375%, due 02/01/10...........................................................        188,340
   250,000   Interline Brands, Inc.
             8.125%, due 06/15/14............................................................        255,625
   265,000   Jacuzzi Brands, Inc.
             9.625%, due 07/01/10............................................................        283,881
   250,000   U.S. Concrete, Inc. (C)
             8.375%, due 04/01/14............................................................        240,000
                                                                                                 -----------
                                                                                                   1,759,596
                                                                                                 -----------
             CHEMICALS - 4.75%
   110,000   Equistar Chemicals L.P./ Equistar Funding Corp.
             10.625%, due 05/01/11...........................................................        117,700
   150,000   Hexion U.S. Finance Corp./ Hexion Nova Scotia Finance ULC (O)
             9.000%, due 07/15/14............................................................        168,750
   150,000   Hexion U.S. Finance Corp./ Hexion Nova Scotia Finance ULC (C)(G)(H)
             1.000%, due 11/15/14............................................................        149,437
   350,000   Hexion U.S. Finance Corp./ Hexion Nova Scotia Finance ULC (C)(H)
             9.750%, due 11/15/14............................................................        349,125
   268,000   Huntsman International LLC (O)
             10.125%, due 07/01/09...........................................................        272,020
   250,000   Ineos Group Holdings PLC (C)(D)
             8.500%, due 02/15/16............................................................        240,625
   200,000   Lyondell Chemical Co.
             8.000%, due 09/15/14............................................................        204,500
   300,000   Lyondell Chemical Co.
             8.250%, due 09/15/16............................................................        309,000
    60,000   Nalco Co. (O)
             7.750%, due 11/15/11............................................................         61,050
   160,000   Nalco Co. (O)
             8.875%, due 11/15/13............................................................        168,400



--------------------------------------------------------------------------------
                                                                              31

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             CHEMICALS (CONTINUED)
$  143,000   Rhodia S.A. (D)(O)
             10.250%, due 06/01/10...........................................................  $     161,947
   150,000   Rhodia S.A. (D)(O)
             8.875%, due 06/01/11............................................................        157,500
    95,000   Rockwood Specialties Group, Inc.
             10.625%, due 05/15/11...........................................................        101,888
   200,000   Rockwood Specialties Group, Inc.
             7.500%, due 11/15/14............................................................        199,000
                                                                                                 -----------
                                                                                                   2,660,942
                                                                                                 -----------
             CONSUMER PRODUCTS - 4.20%
   250,000   American Achievement Corp. (O)
             8.250%, due 04/01/12............................................................        255,000
   300,000   Central Garden and Pet Co.
             9.125%, due 02/01/13............................................................        313,500
   185,000   Da-Lite Screen Co., Inc.
             9.500%, due 05/15/11............................................................        195,175
   150,000   Jarden Corp. (O)
             9.750%, due 05/01/12............................................................        158,625
   300,000   Leslie's Poolmart
             7.750%, due 02/01/13............................................................        295,500
   175,000   Playtex Products, Inc. (O)
             9.375%, due 06/01/11............................................................        182,000
   400,000   Simmons Bedding Co. (O)
             7.875%, due 01/15/14............................................................        395,000
   300,000   Visant Corp.
             7.625%, due 10/01/12............................................................        303,000
   250,000   Visant Holding Corp. (O)
             8.750%, due 12/01/13............................................................        256,250
                                                                                                 -----------
                                                                                                   2,354,050
                                                                                                 -----------
             ENVIRONMENTAL - 2.02%
   250,000   Allied Waste North America, Inc., Series B
             7.125%, due 05/15/16............................................................        247,500
   350,000   Casella Waste Systems, Inc.
             9.750%, due 02/01/13............................................................        367,500
   250,000   Waste Connections, Inc. (O)(P)
             3.750%, due 04/01/26............................................................        259,688
   250,000   WCA Waste Corp. (C)
             9.250%, due 06/15/14............................................................        258,750
                                                                                                 -----------
                                                                                                   1,133,438
                                                                                                 -----------
             FOOD & DRUG RETAILERS - 2.24%
   100,000   Ingles Markets, Inc.
             8.875%, due 12/01/11............................................................        104,250
   500,000   Rite Aid Corp.
             7.125%, due 01/15/07............................................................        500,625

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
             FOOD & DRUG RETAILERS (CONTINUED)
$  250,000   Rite Aid Corp.
             9.250%, due 06/01/13............................................................  $     244,375
   150,000   Stater Brothers Holdings
             8.125%, due 06/15/12............................................................        151,125
   250,000   Supervalu, Inc.
             7.500%, due 11/15/14............................................................        254,292
                                                                                                 -----------
                                                                                                   1,254,667
                                                                                                 -----------
             FORESTRY/PAPER - 4.92%
   150,000   Abitibi-Consolidated Co. of Canada (D)(O)
             8.375%, due 04/01/15............................................................        130,688
   250,000   Abitibi-Consolidated, Inc. (D)(G)
             8.890%, due 06/15/11............................................................        241,250
   250,000   Boise Cascade LLC
             7.125%, due 10/15/14............................................................        235,625
   200,000   Boise Cascade LLC,
             Series B (G)(O)
             8.249%, due 10/15/12............................................................        202,000
   250,000   Cascades, Inc. (D)
             7.250%, due 02/15/13............................................................        245,000
   250,000   Catalyst Paper Corp. (D)
             7.375%, due 03/01/14............................................................        231,875
   200,000   Catalyst Paper Corp.,
             Series D (D)(O)
             8.625%, due 06/15/11............................................................        200,000
   250,000   NewPage Corp. (O)
             10.000%, due 05/01/12...........................................................        261,875
   220,000   Smurfit Kappa Funding PLC (D)
             9.625%, due 10/01/12............................................................        232,925
   258,000   Smurfit-Stone Container Enterprises, Inc.
             9.750%, due 02/01/11............................................................        266,062
   250,000   Verso Paper Holdings LLC and Verson Paper, Inc. (C)(G)
             9.235%, due 08/01/14............................................................        252,500
   250,000   Verso Paper Holdings LLC and Verson Paper, Inc. (C)(O)
             11.375%, due 08/01/16...........................................................        253,750
                                                                                                 -----------
                                                                                                   2,753,550
                                                                                                 -----------
             GAMING - 6.42%
   300,000   American Casino & Entertainment Properties LLC
             7.850%, due 02/01/12............................................................        305,250



--------------------------------------------------------------------------------
32

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             GAMING (CONTINUED)
$  100,000   Chukchansi Economic Development Authority (C) (G)
             8.780%, due 11/15/12............................................................  $     103,500
   250,000   Chukchansi Economic Development Authority (C)
             8.000%, due 11/15/13............................................................        260,000
   195,000   Global Cash Access LLC/ Global Cash Finance Corp.
             8.750%, due 03/15/12............................................................        205,969
   300,000   Hard Rock Hotel, Inc.
             8.875%, due 06/01/13............................................................        322,500
   250,000   Herbst Gaming, Inc.
             7.000%, due 11/15/14............................................................        241,562
   350,000   Isle of Capri Casinos, Inc.
             9.000%, due 03/15/12............................................................        366,625
   125,000   Isle of Capri Casinos, Inc.
             7.000%, due 03/01/14............................................................        120,000
   400,000   MTR Gaming Group, Inc.,
             Series B
             9.750%, due 04/01/10............................................................        420,000
   200,000   Pinnacle Entertainment, Inc.
             8.250%, due 03/15/12............................................................        203,000
   150,000   Pinnacle Entertainment, Inc. (O)
             8.750%, due 10/01/13............................................................        157,875
   200,000   Seneca Gaming Corp.
             7.250%, due 05/01/12............................................................        201,250
   200,000   Seneca Gaming Corp.,
             Series B
             7.250%, due 05/01/12............................................................        201,250
   250,000   Station Casinos, Inc. (O)
             6.875%, due 03/01/16............................................................        229,375
   250,000   Station Casinos, Inc.
             7.750%, due 08/15/16............................................................        256,875
                                                                                                 -----------
                                                                                                   3,595,031
                                                                                                 -----------
             GENERAL INDUSTRIAL & MANUFACTURING - 1.17%
   250,000   Chart Industries, Inc./ Pre First Reserve Fund X L.P. Merger (C)
             9.125%, due 10/15/15............................................................        261,250
   130,000   Mueller Group, Inc.
             10.000%, due 05/01/12...........................................................        141,700
   250,000   Wesco Distribution, Inc.
             7.500%, due 10/15/17............................................................        252,500
                                                                                                 -----------
                                                                                                     655,450
                                                                                                 -----------
             HEALTH CARE - 4.09%
   200,000   Alderwoods Group, Inc.
             7.750%, due 09/15/12............................................................        215,750

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
             HEALTH CARE (CONTINUED)
$  350,000   Carriage Services, Inc.
             7.875%, due 01/15/15............................................................  $     343,875
   300,000   DaVita, Inc.
             7.250%, due 03/15/15............................................................        298,500
   100,000   Fisher Scientific International, Inc.
             6.125%, due 07/01/15............................................................         99,250
   250,000   Omnicare, Inc.,
             Series OCR (P)
             3.250%, due 12/15/35............................................................        211,875
   200,000   Psychiatric Solutions, Inc.
             7.750%, due 07/15/15............................................................        198,000
   250,000   Res-Care, Inc.
             7.750%, due 10/15/13............................................................        248,750
   150,000   Service Corp. International (C)
             7.375%, due 10/01/14............................................................        154,125
   200,000   Service Corp. International (C) (O)
             7.625%, due 10/01/18............................................................        205,500
   150,000   Triad Hospitals, Inc. (O)
             7.000%, due 11/15/13............................................................        145,875
   162,000   Warner Chilcott Corp.
             8.750%, due 02/01/15............................................................        167,265
                                                                                                 -----------
                                                                                                   2,288,765
                                                                                                 -----------
             HOTELS - 0.55%
   300,000   Gaylord Entertainment Co.
             8.000%, due 11/15/13............................................................        305,250
                                                                                                 -----------
             MEDIA - BROADCASTING - 2.65%
   260,000   Allbritton Communications Co.
             7.750%, due 12/15/12............................................................        261,300
   250,000   Gray Television, Inc. (O)
             9.250%, due 12/15/11............................................................        261,562
    50,000   LIN Television Corp. (O)
             6.500%, due 05/15/13............................................................         47,438
   250,000   LIN Television Corp. (P)
             2.500%, due 05/15/33............................................................        234,062
   300,000   LIN Television Corp.,
             Series B
             6.500%, due 05/15/13............................................................        284,625
   150,000   Radio One, Inc. (O)
             6.375%, due 02/15/13............................................................        139,500
   250,000   Sinclair Broadcast Group, Inc.
             8.000%, due 03/15/12............................................................        257,500
                                                                                                 -----------
                                                                                                   1,485,987
                                                                                                 -----------



--------------------------------------------------------------------------------
                                                                              33

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             MEDIA - CABLE - 5.89%
$  300,000   Cablevision Systems Corp.,
             Series B (G)
             9.870%, due 04/01/09............................................................  $     314,250
   150,000   Cablevision Systems Corp.,
             Series B
             8.000%, due 04/15/12............................................................        145,688
   200,000   Insight Communications Co., Inc.
             12.250%, due 02/15/11...........................................................        211,000
   200,000   Insight Midwest L.P./ Insight Capital, Inc.
             10.500%, due 11/01/10...........................................................        207,000
   500,000   Kabel Deutschland GmbH (C)(D)
             10.625%, due 07/01/14...........................................................        540,625
   300,000   Lodgenet Entertainment Corp.
             9.500%, due 06/15/13............................................................        321,000
   250,000   Mediacom Broadband LLC (O)
             8.500%, due 10/15/15............................................................        249,688
   250,000   Mediacom LLC/ Mediacom Capital Corp. (O)
             9.500%, due 01/15/13............................................................        256,562
   350,000   NTL Cable PLC (D)
             9.125%, due 08/15/16............................................................        367,937
   500,000   Telenet Group Holding N.V. (B)(C)(D)
             0.000%, due 06/15/14............................................................        449,375
   250,000   Videotron Ltee (D)
             6.375%, due 12/15/15............................................................        238,750
                                                                                                 -----------
                                                                                                   3,301,875
                                                                                                 -----------
             MEDIA - DIVERSIFIED & SERVICES - 3.68%
   250,000   Advanstar Communications, Inc.
             10.750%, due 08/15/10...........................................................        269,063
   200,000   Advanstar Communications, Inc., Series B
             12.000%, due 02/15/11...........................................................        209,750
   250,000   Hughes Network Systems LLC/ HNS Finance Corp. (C)
             9.500%, due 04/15/14............................................................        258,750
   150,000   Intelsat Bermuda, Ltd. (C)(D)
             9.250%, due 06/15/16............................................................        160,125
   300,000   Intelsat Bermuda, Ltd. (C)(D)
             11.250%, due 06/15/16...........................................................        326,625
   150,000   Intelsat Subsidiary Holding Co., Ltd. (G)
             10.484%, due 01/15/12...........................................................        152,062
   125,000   Lamar Media Corp. (O)
             7.250%, due 01/01/13............................................................        125,625

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
             MEDIA - DIVERSIFIED & SERVICES (CONTINUED)
$  100,000   Lamar Media Corp. (O)
             6.625%, due 08/15/15............................................................  $      96,250
   200,000   LBI Media, Inc.
             10.125%, due 07/15/12...........................................................        212,750
   250,000   Quebecor Media, Inc. (D)
             7.750%, due 03/15/16............................................................        252,500
                                                                                                 -----------
                                                                                                   2,063,500
                                                                                                 -----------
             METALS AND MINING - 2.11%
   400,000   Alpha Natural Resources LLC/ Alpha Natural Resources Capital Corp.
             10.000%, due 06/01/12...........................................................        430,000
   250,000   Arch Western Finance LLC
             6.750%, due 07/01/13............................................................        241,250
   200,000   Foundation PA Coal Co.
             7.250%, due 08/01/14............................................................        198,500
   300,000   Peabody Energy Corp.
             7.375%, due 11/01/16............................................................        312,000
                                                                                                 -----------
                                                                                                   1,181,750
                                                                                                 -----------
             NON FOOD & DRUG RETAILERS - 2.53%
   200,000   Affinity Group, Inc.
             9.000%, due 02/15/12............................................................        199,000
   250,000   Autonation, Inc. (G)
             7.374%, due 04/15/13............................................................        251,875
   300,000   Buhrmann U.S., Inc.
             7.875%, due 03/01/15............................................................        285,000
    50,000   Burlington Coat Factory Warehouse Corp. (C)
             11.125%, due 04/15/14...........................................................         49,188
   100,000   GSC Holdings Corp. (G)(O)
             9.247%, due 10/01/11............................................................        104,000
   150,000   Pantry, Inc.
             7.750%, due 02/15/14............................................................        151,875
   100,000   Petro Stopping Centers L.P./ Petro Financial Corp.
             9.000%, due 02/15/12............................................................        102,250
   250,000   Stripes Acquisition LLC/ Susser Finance Corp. (C)
             10.625%, due 12/15/13...........................................................        271,250
                                                                                                 -----------
                                                                                                   1,414,438
                                                                                                 -----------
             OIL & GAS - 5.04%
   166,000   Chesapeake Energy Corp.
             6.875%, due 01/15/16............................................................        164,755
   300,000   Compton Petroleum Finance Corp.
             7.625%, due 12/01/13............................................................        284,250
   250,000   Comstock Resources, Inc.
             6.875%, due 03/01/12............................................................        236,562



--------------------------------------------------------------------------------
34

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             OIL & GAS (CONTINUED)
$  250,000   Denbury Resources, Inc.
             7.500%, due 04/01/13............................................................  $     251,250
   175,000   Encore Acquisition Co.
             6.250%, due 04/15/14............................................................        162,750
   200,000   Encore Acquisition Co. (O)
             6.000%, due 07/15/15............................................................        182,500
   215,000   Exco Resources, Inc.
             7.250%, due 01/15/11............................................................        206,938
   190,000   Hanover Compressor Co.
             9.000%, due 06/01/14............................................................        202,350
   250,000   Harvest Operations Corp. (D)(O)
             7.875%, due 10/15/11............................................................        237,500
   200,000   PetroHawk Energy Corp. (C)
             9.125%, due 07/15/13............................................................        204,000
   190,000   Plains Exploration & Production Co.
             7.125%, due 06/15/14............................................................        203,775
   300,000   Range Resources Corp.
             6.375%, due 03/15/15............................................................        288,000
   200,000   Whiting Petroleum Corp.
             7.250%, due 05/01/13............................................................        197,500
                                                                                                 -----------
                                                                                                   2,822,130
                                                                                                 -----------
             PACKAGING - 1.20%
   250,000   BWAY Corp.
             10.000%, due 10/15/10...........................................................        262,500
   250,000   Crown Americas LLC/ Crown Americas Capital Corp.
             7.625%, due 11/15/13............................................................        256,250
   150,000   Owens-Brockway Glass Container, Inc.
             8.875%, due 02/15/09............................................................        153,750
                                                                                                 -----------
                                                                                                     672,500
                                                                                                 -----------
             PRINTING & PUBLISHING - 3.46%
   300,000   CBD Media, Inc. (O)
             8.625%, due 06/01/11............................................................        300,375
   180,000   Dex Media, Inc. (B)(O)
             0.000%, due 11/15/13............................................................        156,825
   132,000   Dex Media West LLC/ Dex Media Finance Co.,
             Series B
             9.875%, due 08/15/13............................................................        143,385
   500,000   Houghton Mifflin Co. (O)
             9.875%, due 02/01/13............................................................        535,625
   100,000   Morris Publishing Group LLC
             7.000%, due 08/01/13............................................................         95,125
   500,000   RH Donnelley Corp.
             8.875%, due 01/15/16............................................................        515,625

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
             PRINTING & PUBLISHING (CONTINUED)
$  200,000   RH Donnelley Corp.,
             Series A-2
             6.875%, due 01/15/13............................................................  $     188,250
                                                                                                 -----------
                                                                                                   1,935,210
                                                                                                 -----------
             STEEL - 0.36%
   200,000   Valmont Industries, Inc.
             6.875%, due 05/01/14............................................................        199,000
                                                                                                 -----------
             SUPPORT SERVICES - 7.67%
   150,000   Ahern Rentals, Inc.
             9.250%, due 08/15/13............................................................        154,125
   300,000   Ashtead Capital, Inc. (C)
             9.000%, due 08/15/16............................................................        315,750
   250,000   Avis Budget Car Rental LLC/ Avis Budget Finance, Inc. (C)(G)
             7.905%, due 05/15/14............................................................        244,375
   200,000   Cardtronics, Inc.
             9.500%, due 08/15/13............................................................        206,500
   350,000   Education Management LLC/ Education Management Corp. (C)
             10.250%, due 06/01/16...........................................................        363,125
   100,000   FTI Consulting, Inc. (P)
             3.750%, due 07/15/12............................................................        115,875
   250,000   FTI Consulting, Inc. (C)
             7.750%, due 10/01/16............................................................        255,625
   250,000   H&E Equipment Services, Inc. (C)
             8.375%, due 07/15/16............................................................        258,125
   200,000   Hertz Corp. (C)
             8.875%, due 01/01/14............................................................        209,000
   250,000   Hertz Corp. (C)(O)
             10.500%, due 01/01/16...........................................................        274,375
   410,000   Iron Mountain, Inc.
             8.625%, due 04/01/13............................................................        422,300
   350,000   Mac-Gray Corp.
             7.625%, due 08/15/15............................................................        354,375
   200,000   Norcross Safety Products LLC/ Norcross Capital Corp.,
             Series B
             9.875%, due 08/15/11............................................................        212,000
   200,000   United Rentals North America, Inc. (O)
             7.750%, due 11/15/13............................................................        199,500
   250,000   West Corp. (C)
             9.500%, due 10/15/14............................................................        249,375
   150,000   West Corp. (C)
             11.000%, due 10/15/16...........................................................        150,375



--------------------------------------------------------------------------------
                                                                              35

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             SUPPORT SERVICES (CONTINUED)
$  300,000   Williams Scotsman, Inc.
             8.500%, due 10/01/15............................................................  $     309,750
                                                                                                 -----------
                                                                                                   4,294,550
                                                                                                 -----------
             TECHNOLOGY - 3.56%
   250,000   Celestica, Inc. (D)(O)
             7.625%, due 07/01/13............................................................        250,625
   150,000   Flextronics International, Ltd. (D)(O)(P)
             1.000%, due 08/01/10............................................................        146,062
   100,000   Flextronics International, Ltd. (D)
             6.500%, due 05/15/13............................................................         99,375
   600,000   Lucent Technologies, Inc.
             6.450%, due 03/15/29............................................................        537,000
   100,000   NXP BV/NXP Funding LLC (C)(D)
             7.875%, due 10/15/14............................................................        101,500
   200,000   Sungard Data Systems, Inc.
             9.125%, due 08/15/13............................................................        207,500
   350,000   Sungard Data Systems, Inc. (O)
             10.250%, due 08/15/15...........................................................        366,625
   300,000   Syniverse Technologies, Inc.,
             Series B
             7.750%, due 08/15/13............................................................        288,000
                                                                                                 -----------
                                                                                                   1,996,687
                                                                                                 -----------
             TELECOMMUNICATIONS - 8.39%
   750,000   American Cellular Corp.,
             Series B (O)
             10.000%, due 08/01/11...........................................................        787,500
   400,000   Centennial Communications Corp. (G)
             11.122%, due 01/01/13...........................................................        416,000
   350,000   Centennial Communications Corp./ Cellular Operating Co. LLC/Puerto Rico
             Operations
             8.125%, due 02/01/14............................................................        350,438
   500,000   Cincinnati Bell, Inc. (O)
             8.375%, due 01/15/14............................................................        510,000
   250,000   Cincinnati Bell Telephone Co.
             6.300%, due 12/01/28............................................................        221,250
   250,000   LCI International, Inc.
             7.250%, due 06/15/07............................................................        250,000
   500,000   Nordic Telephone Co. Holdings ApS (C)(D)
             8.875%, due 05/01/16............................................................        523,750
   250,000   Qwest Communications International, Inc. (G)
             8.905%, due 02/15/09............................................................        254,062
   150,000   Qwest Corp. (C)
             7.500%, due 10/01/14............................................................        157,125

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
             TELECOMMUNICATIONS (CONTINUED)
$  120,000   Qwest Corp.
             7.625%, due 06/15/15............................................................  $     126,300
   300,000   Rural Cellular Corp. (O)
             8.250%, due 03/15/12............................................................        308,625
   500,000   Time Warner Telecom Holdings, Inc.
             9.250%, due 02/15/14............................................................        527,500
   250,000   Windstream Corp. (C)
             8.625%, due 08/01/16............................................................        269,688
                                                                                                 -----------
                                                                                                   4,702,238
                                                                                                 -----------
             TRANSPORTATION - 0.79%
   150,000   CHC Helicopter Corp. (D)
             7.375%, due 05/01/14............................................................        143,250
   300,000   Gulfmark Offshore, Inc. (O)
             7.750%, due 07/15/14............................................................        301,500
                                                                                                 -----------
                                                                                                     444,750
                                                                                                 -----------
             UTILITIES - 5.40%
   500,000   Dynegy Holdings, Inc.
             8.375%, due 05/01/16............................................................        513,750
   150,000   Edison Mission Energy
             7.730%, due 06/15/09............................................................        156,000
   250,000   Edison Mission Energy (C)
             7.750%, due 06/15/16............................................................        258,125
   400,000   Ferrellgas Partners L.P./ Ferrellgas Partners Finance
             8.750%, due 06/15/12............................................................        413,000
   200,000   Holly Energy Partners L.P. (O)
             6.250%, due 03/01/15............................................................        186,500
   300,000   Inergy L.P./Inergy Finance Corp.
             6.875%, due 12/15/14............................................................        290,250
   100,000   Mirant Americas Generation LLC
             8.300%, due 05/01/11............................................................        101,250
   150,000   Mirant North America LLC (O)
             7.375%, due 12/31/13............................................................        151,688
   200,000   NorthWestern Corp.
             5.875%, due 11/01/14............................................................        198,955
   250,000   NRG Energy, Inc.
             7.375%, due 02/01/16............................................................        252,812
   250,000   Suburban Propane Partners L.P./ Suburban Energy Finance Corp.
             6.875%, due 12/15/13............................................................        240,625



--------------------------------------------------------------------------------
36

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             UTILITIES (CONTINUED)
$  250,000   Williams Cos., Inc. (O)
             7.625%, due 07/15/19............................................................  $     263,125
                                                                                                 -----------
                                                                                                   3,026,080
                                                                                                 -----------
             TOTAL CORPORATE NOTES AND BONDS
             ( Cost $53,173,749 )............................................................     53,464,322
Shares
------
PREFERRED STOCKS - 1.88%
-------------------------------------------------------------------------------------------------------------
             AUTOMOTIVE - 1.38%
    30,793   General Motors Corp., Series A (P)
             4.500%..........................................................................        768,285
                                                                                                 -----------
             TELECOMMUNICATIONS - 0.50%
     5,000   Crown Castle International Corp. (P)
             6.250%..........................................................................        282,500
                                                                                                 -----------
             TOTAL PREFERRED STOCKS
             ( Cost $980,221 )...............................................................      1,050,785
                                                                                                 -----------

INVESTMENT COMPANIES - 23.61%
-------------------------------------------------------------------------------------------------------------
 1,092,999   SSgA Prime Money Market Fund (N)................................................      1,092,999
12,131,612   State Street Navigator Securities Lending Portfolio (I).........................     12,131,612
                                                                                                 -----------
             TOTAL INVESTMENT COMPANIES
             ( Cost $13,224,611 )............................................................     13,224,611

                                                                                               Value (Note 2)
                                                                                               --------------
TOTAL INVESTMENTS - 120.93%
-------------------------------------------------------------------------------------------------------------
( Cost $67,378,581** )...........................................................................$ 67,739,718

NET OTHER ASSETS AND LIABILITIES - (20.93)%
-------------------------------------------------------------------------------------------------------------
                                                                                                 (11,723,116)

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------------------
                                                                                               $  56,016,602

-------------------------------------------------------------------------------------------------------------

  ** Aggregate cost for Federal tax purposes was
     $67,378,581.
 (B) Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 10.14% of total net assets.
 (G) Floating rate or variable rate note. Rate shown is as of October 31, 2006.
 (H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (N) Security segregated for forward or when-issued purchase commitments outstanding as of October 31, 2006.
 (O) All (or portion of security) on loan.
 (P) Convertible.
 PLC Public Limited Company.



--------------------------------------------------------------------------------
                                                                              37

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
COMMON STOCKS - 51.79%
-------------------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 4.31%
     6,300   Black & Decker Corp. (O)........................................................  $     528,444
    13,500   Comcast Corp.*..................................................................        549,045
    15,000   Gap, Inc. ......................................................................        315,300
    45,000   Home Depot, Inc. ...............................................................      1,679,850
    17,200   Lowes Cos, Inc. ................................................................        518,408
    27,804   McDonald's Corp. ...............................................................      1,165,544
     6,500   Nike, Inc. .....................................................................        597,220
     9,000   Polaris Industries, Inc. (O)....................................................        385,380
    12,500   Tiffany & Co. (O)...............................................................        446,500
    61,300   Time Warner, Inc. ..............................................................      1,226,613
                                                                                                 -----------
                                                                                                   7,412,304
                                                                                                 -----------
             CONSUMER STAPLES - 6.93%
    31,700   Altria Group, Inc. .............................................................      2,578,161
    18,500   Anheuser-Busch Cos., Inc. ......................................................        877,270
    18,000   Coca-Cola Co. ..................................................................        840,960
     8,300   Colgate-Palmolive Co. ..........................................................        530,951
    11,500   General Mills, Inc. ............................................................        653,430
    26,000   Kimberly-Clark Corp. ...........................................................      1,729,520
    14,000   PepsiCo, Inc. ..................................................................        888,160
    24,500   Procter & Gamble Co. ...........................................................      1,553,055
    45,700   Wal-Mart Stores, Inc. ..........................................................      2,252,096
                                                                                                 -----------
                                                                                                  11,903,603
                                                                                                 -----------
             ENERGY - 6.92%
    23,000   BP PLC, ADR.....................................................................      1,543,300
    28,300   Chevron Corp. ..................................................................      1,901,760
    28,900   ConocoPhillips..................................................................      1,740,936
     7,900   Devon Energy Corp. .............................................................        528,036
     6,700   EOG Resources, Inc. ............................................................        445,751
    39,500   Exxon Mobil Corp. ..............................................................      2,821,090
    15,000   Marathon Oil Corp. .............................................................      1,296,000
    12,500   Schlumberger, Ltd. .............................................................        788,500
    20,100   Weatherford International, Ltd.*................................................        825,708
                                                                                                 -----------
                                                                                                  11,891,081
                                                                                                 -----------
             FINANCIALS - 13.01%
     9,500   Allstate Corp. .................................................................        582,920
    26,700   American International Group, Inc. .............................................      1,793,439
    48,792   Bank of America Corp. ..........................................................      2,628,425
    18,000   Bank of New York Co., Inc. .....................................................        618,660
    72,000   Citigroup, Inc. ................................................................      3,611,520
    16,900   Federal Home Loan Mortgage Corp. ...............................................      1,165,931
    18,500   Fifth Third Bancorp (O).........................................................        737,225
    11,800   General Growth Properties, Inc., REIT...........................................        612,420
     6,500   Goldman Sachs Group, Inc. ......................................................      1,233,635
    37,602   J.P. Morgan Chase & Co. ........................................................      1,783,839
    17,000   National City Corp. (O).........................................................        633,250

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
             FINANCIALS (CONTINUED)
    30,000   Plum Creek Timber Co., Inc., REIT...............................................  $   1,078,200
    10,500   SLM Corp. ......................................................................        511,140
    10,200   SunTrust Banks, Inc. ...........................................................        805,698
    30,500   U.S. Bancorp....................................................................      1,032,120
    24,400   Wachovia Corp. .................................................................      1,354,200
    15,000   Washington Mutual, Inc. (O).....................................................        634,500
    42,400   Wells Fargo & Co. ..............................................................      1,538,696
                                                                                                 -----------
                                                                                                  22,355,818
                                                                                                 -----------
             HEALTH CARE - 4.59%
    25,200   Abbott Laboratories.............................................................      1,197,252
    20,000   Bristol-Myers Squibb Co. .......................................................        495,000
     7,900   Cardinal Health, Inc. ..........................................................        517,055
    37,500   Johnson & Johnson...............................................................      2,527,500
    61,662   Pfizer, Inc. ...................................................................      1,643,292
    29,500   Wyeth...........................................................................      1,505,385
                                                                                                 -----------
                                                                                                   7,885,484
                                                                                                 -----------
             INDUSTRIALS - 5.86%
     8,900   3M Co. .........................................................................        701,676
     8,300   Burlington Northern Santa Fe Corp. .............................................        643,499
     6,000   Caterpillar, Inc. ..............................................................        364,260
   116,500   General Electric Co. ...........................................................      4,090,315
    22,100   Honeywell International, Inc. ..................................................        930,852
    22,600   Illinois Tool Works, Inc. ......................................................      1,083,218
    25,000   Masco Corp. ....................................................................        691,250
    23,900   United Technologies Corp. ......................................................      1,570,708
                                                                                                 -----------
                                                                                                  10,075,778
                                                                                                 -----------
             INFORMATION TECHNOLOGY - 3.82%
    30,000   Applied Materials, Inc. (O).....................................................        521,700
    22,000   Dell, Inc.*.....................................................................        535,260
    18,665   First Data Corp. ...............................................................        452,626
    14,500   Hewlett-Packard Co. ............................................................        561,730
    35,000   Intel Corp. ....................................................................        746,900
    19,000   Maxim Integrated Products, Inc. ................................................        570,190
    94,300   Microsoft Corp. ................................................................      2,707,353
    12,700   Qualcomm, Inc. .................................................................        462,153
                                                                                                 -----------
                                                                                                   6,557,912
                                                                                                 -----------
             MATERIALS - 1.36%
    12,500   Dow Chemical Co. ...............................................................        509,875
    20,800   Rohm & Haas Co. ................................................................      1,077,856
    11,800   Weyerhaeuser Co. (O)............................................................        750,362
                                                                                                 -----------
                                                                                                   2,338,093
                                                                                                 -----------
             TELECOMMUNICATION SERVICES - 2.77%
    40,900   BellSouth Corp. ................................................................      1,844,590



--------------------------------------------------------------------------------
38

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES (CONTINUED)
    76,000   Sprint Nextel Corp. ............................................................  $   1,420,440
    40,500   Verizon Communications, Inc. ...................................................      1,498,500
                                                                                                 -----------
                                                                                                   4,763,530
                                                                                                 -----------
             UTILITIES - 2.22%
     4,000   Dominion Resources, Inc. .......................................................        323,960
    18,100   Duke Energy Corp. ..............................................................        572,684
    13,700   Exelon Corp. ...................................................................        849,126
    11,500   FPL Group, Inc. (O).............................................................        586,500
    17,400   PG&E Corp. .....................................................................        750,636
    20,000   Southern Co. (O)................................................................        728,000
                                                                                                 -----------
                                                                                                   3,810,906
                                                                                                 -----------
             TOTAL COMMON STOCKS
             ( Cost $75,252,477 )............................................................     88,994,509

Par Value
---------
ASSET BACKED - 1.79%
-------------------------------------------------------------------------------------------------------------
$    98,971   ABSC Long Beach Home Equity Loan Trust,
              Series 2000-LB1, Class AF5 (M)
              8.550%, due 09/21/30............................................................         98,644
    500,000   Ameriquest Mortgage Securities, Inc.,
              Series 2004-FR1, Class M2 (M)
              5.207%, due 05/25/34............................................................        490,702
    340,000   Citibank Credit Card Issuance Trust,
              Series 2004-A1, Class A1
              2.550%, due 01/20/09............................................................        337,944
    320,000   GMAC Mortgage Corp. Loan Trust,
              Series 2004-HE2, Class M1
              3.950%, due 10/25/33............................................................        312,486
    257,329   Green Tree Financial Corp.,
              Series 1998-2, Class A6
              6.810%, due 12/01/27............................................................        265,764
    534,000   GSAMP Trust,
              Series 2006-S5, Class M5 (M)
              7.488%, due 09/25/36............................................................        534,000
    380,000   Park Place Securities, Inc.,
              Series 2004-WWF1, Class M10 (G)(M)
              7.830%, due 12/25/34............................................................        380,710
    189,389   Residential Asset Mortgage Products, Inc.,
              Series 2003-RS9, Class AI5
              4.990%, due 03/25/31............................................................        187,909
    200,000   Soundview Home Equity Loan Trust,
              Series 2005-B, Class M6 (M)
              6.175%, due 05/25/35............................................................        199,287
    270,000   Wells Fargo Home Equity Trust,
              Series 2004-2, Class M8A (C)(G)
              8.330%, due 05/25/34............................................................        266,855
                                                                                                   ----------
              TOTAL ASSET BACKED
              ( Cost $3,088,590 ).............................................................      3,074,301

Par Value                                                                                       Value (Note 2)
---------                                                                                       --------------
COMMERCIAL MORTGAGE BACKED - 3.41%
--------------------------------------------------------------------------------------------------------------
$   322,797   Bear Stearns Commercial Mortgage Securities,
              Series 2001-TOP4, Class A1
              5.060%, due 11/15/16............................................................  $     321,812
    445,000   Bear Stearns Commercial Mortgage Securities,
              Series 2003-TOP 10, Class E (C)(G)
              5.540%, due 03/13/40............................................................        445,246
    335,786   Bear Stearns Commercial Mortgage Securities,
              Series 2004-T16, Class A2
              3.700%, due 02/13/46............................................................        327,744
    350,000   Bear Stearns Commercial Mortgage Securities,
              Series 2004-T16, Class A6 (G)
              4.750%, due 02/13/46............................................................        338,729
    200,000   Bear Stearns Commercial Mortgage Securities,
              Series 2005-T20, Class F (C)(G)
              5.132%, due 10/12/42............................................................        195,142
    600,000   Government National Mortgage Association,
              Series 2004-43, Class C (G)
              5.008%, due 12/16/25............................................................        593,896
    400,000   Greenwich Capital Commercial Funding Corp.,
              Series 2004-GG1, Class A7 (G)
              5.317%, due 06/10/36............................................................        401,124
    700,000   LB-UBS Commercial Mortgage Trust,
              Series 2004-C1, Class A2 (G)
              3.624%, due 01/15/29............................................................        676,050
    400,000   LB-UBS Commercial Mortgage Trust,
              Series 2004-C8, Class A6 (G)
              4.799%, due 12/15/29............................................................        388,247
    700,000   Morgan Stanley Capital I,
              Series 2004-HQ4, Class A7
              4.970%, due 04/14/40............................................................        685,989
    200,000   Multi Security Asset Trust,
              Series 2005-RR4A, Class J (C)
              5.880%, due 11/28/35............................................................        180,749
    432,794   Wachovia Bank Commercial Mortgage Trust,
              Series 2003-C6, Class A1
              3.364%, due 08/15/35............................................................        421,945
    895,000   Wachovia Bank Commercial Mortgage Trust,
              Series 2003-C8, Class A2
              3.894%, due 11/15/35............................................................        873,995
                                                                                                  -----------
              TOTAL COMMERCIAL MORTGAGE BACKED
              ( Cost $5,899,777 ).............................................................      5,850,668



--------------------------------------------------------------------------------
                                                                              39

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                       Value (Note 2)
---------                                                                                       --------------
PRIVATE LABEL MORTGAGE BACKED - 1.44%
--------------------------------------------------------------------------------------------------------------
$   460,028   Bank of America Alternative Loan Trust,
              Series 2005-12, Class 3CB1
              6.000%, due 01/25/36............................................................  $     461,676
  2,008,967   Bank of America Alternative Loan Trust,
              Series 2006-3, Class 2CB1
              6.000%, due 04/25/36............................................................      2,014,252
                                                                                                  -----------
              TOTAL PRIVATE LABEL MORTGAGE BACKED
              ( Cost $2,435,400 ).............................................................      2,475,928

CORPORATE NOTES AND BONDS - 7.94%
--------------------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 1.03%
    750,000   American Association of Retired Persons (C)
              7.500%, due 05/01/31............................................................        934,588
    500,000   Carnival Corp. (D)
              3.750%, due 11/15/07............................................................        490,990
    325,000   Erac USA Finance Co. (C)
              6.700%, due 06/01/34............................................................        344,906
                                                                                                  -----------
                                                                                                    1,770,484
                                                                                                  -----------
              CONSUMER STAPLES - 0.37%
    250,000   Diageo Capital PLC (D)
              5.500%, due 09/30/16............................................................        248,165
    400,000   Safeway, Inc.
              4.125%, due 11/01/08............................................................        390,106
                                                                                                  -----------
                                                                                                      638,271
                                                                                                  -----------
              ENERGY - 0.26%
    150,000   Hess Corp.
              7.875%, due 10/01/29............................................................        178,227
    250,000   Pemex Project Funding Master Trust
              7.375%, due 12/15/14............................................................        274,375
                                                                                                  -----------
                                                                                                      452,602
                                                                                                  -----------
              FINANCE - 1.61%
    500,000   American General Finance Corp., Series H
              4.625%, due 09/01/10............................................................        488,650
    500,000   Bear Stearns Cos., Inc.
              7.800%, due 08/15/07............................................................        509,368
    500,000   CIT Group, Inc.
              7.375%, due 04/02/07............................................................        504,132
    210,000   GE Insurance Solutions Corp.
              7.000%, due 02/15/26............................................................        232,022
    205,000   GE Insurance Solutions Corp.
              7.750%, due 06/15/30............................................................        247,346
    250,000   HSBC Finance Corp.
              6.500%, due 11/15/08............................................................        256,084
    500,000   U.S. Bank N.A.
              6.300%, due 02/04/14............................................................        531,099
                                                                                                  -----------
                                                                                                    2,768,701
                                                                                                  -----------

Par Value                                                                                       Value (Note 2)
---------                                                                                       --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
              FORESTRY/PAPER - 0.12%
$   175,000   Westvaco Corp.
              8.200%, due 01/15/30............................................................  $     196,233
                                                                                                  -----------
              HEALTH CARE - 0.52%
    300,000   Eli Lilly & Co.
              6.570%, due 01/01/16............................................................        326,207
    195,000   Genentech, Inc. (O)
              5.250%, due 07/15/35............................................................        184,496
    205,000   Merck & Co., Inc. (O)
              6.400%, due 03/01/28............................................................        220,183
    150,000   Wyeth (O)
              6.500%, due 02/01/34............................................................        164,273
                                                                                                  -----------
                                                                                                      895,159
                                                                                                  -----------
              INDUSTRIALS - 0.97%
    150,000   Boeing Co.
              8.625%, due 11/15/31............................................................        208,885
    130,000   D.R. Horton, Inc. (O)
              5.250%, due 02/15/15............................................................        120,648
    250,000   Ford Motor Credit Co.
              5.800%, due 01/12/09............................................................        238,790
    150,000   General Motors Acceptance Corp. LLC (O)
              6.125%, due 08/28/07............................................................        149,518
    350,000   General Motors Acceptance Corp. LLC
              7.250%, due 03/02/11............................................................        356,604
    135,000   Pulte Homes, Inc. (O)
              5.200%, due 02/15/15............................................................        127,656
    150,000   Waste Management, Inc.
              7.125%, due 12/15/17............................................................        166,495
    310,000   WM Wrigley Jr. Co.
              4.300%, due 07/15/10............................................................        301,796
                                                                                                  -----------
                                                                                                    1,670,392
                                                                                                  -----------
              MEDIA - 0.37%
    285,000   Comcast Cable Communications Holdings, Inc.
              8.375%, due 03/15/13............................................................        325,559
    315,000   Rogers Cable, Inc. (D)
              6.250%, due 06/15/13............................................................        311,062
                                                                                                  -----------
                                                                                                      636,621
                                                                                                  -----------
              PIPELINE - 0.12%
    205,000   KN Energy, Inc.
              7.250%, due 03/01/28............................................................        201,266
                                                                                                  -----------
              REAL ESTATE INVESTMENT TRUSTS - 0.08%
    140,000   Simon Property Group L.P.
              5.625%, due 08/15/14............................................................        141,659
                                                                                                  -----------



--------------------------------------------------------------------------------
40

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                       Value (Note 2)
---------                                                                                       --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS - 0.43%
$   240,000   Cisco Systems, Inc. (O)
              5.500%, due 02/22/16............................................................  $     242,766
    500,000   Verizon Wireless Capital LLC
              5.375%, due 12/15/06............................................................        499,893
                                                                                                  -----------
                                                                                                      742,659
                                                                                                  -----------
              TRANSPORTATION - 0.44%
    175,000   Burlington Northern Santa Fe Corp.
              8.125%, due 04/15/20............................................................        214,296
    239,000   Norfolk Southern Corp.
              5.590%, due 05/17/25............................................................        235,471
    260,000   Norfolk Southern Corp.
              7.050%, due 05/01/37............................................................        305,393
                                                                                                  -----------
                                                                                                      755,160
                                                                                                  -----------
              UTILITIES - 1.62%
    500,000   Energy East Corp.
              8.050%, due 11/15/10............................................................        545,207
    375,000   Exelon Corp.
              4.900%, due 06/15/15............................................................        354,578
    310,000   Illinois Power Co.
              7.500%, due 06/15/09............................................................        323,191
    175,000   Pacific Gas & Electric Co.
              6.050%, due 03/01/34............................................................        178,764
    350,000   Progress Energy, Inc.
              7.750%, due 03/01/31............................................................        426,260
    126,000   Sierra Pacific Power Co.
              6.000%, due 05/15/16............................................................        127,381
    750,000   Wisconsin Electric Power (O)
              6.500%, due 06/01/28............................................................        817,035
                                                                                                  -----------
                                                                                                    2,772,416
                                                                                                  -----------
              TOTAL CORPORATE NOTES AND BONDS
              ( Cost $13,341,054 )............................................................     13,641,623

MORTGAGE BACKED - 10.79%
--------------------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 1.42%
     14,389   8.000%, due 06/01/30
              Pool # C01005...................................................................         15,134
    211,240   6.500%, due 01/01/32
              Pool # C62333...................................................................        216,615
  1,725,567   5.000%, due 07/01/33
              Pool # A11325...................................................................      1,671,527
    145,323   6.000%, due 10/01/34
              Pool # A28439...................................................................        146,506
    142,071   6.000%, due 10/01/34
              Pool # A28598...................................................................        143,227
    142,881   5.000%, due 04/01/35
              Pool # A32315...................................................................        138,114

Par Value                                                                                       Value (Note 2)
---------                                                                                       --------------
MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORP. (CONTINUED)
$   113,473   5.000%, due 04/01/35
              Pool # A32316...................................................................  $     109,688
                                                                                                  -----------
                                                                                                    2,440,811
                                                                                                  -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 9.26%
    441,890   4.000%, due 04/01/15
              Pool # 255719...................................................................        423,874
    567,477   5.500%, due 04/01/16
              Pool # 745444...................................................................        569,874
     84,885   6.000%, due 05/01/16
              Pool # 582558...................................................................         86,287
    912,097   5.000%, due 12/01/17
              Pool # 672243...................................................................        900,574
    753,983   5.000%, due 05/01/20
              Pool # 813965...................................................................        742,699
  1,074,590   4.500%, due 09/01/20
              Pool # 835465...................................................................      1,039,750
    141,034   6.000%, due 05/01/21
              Pool # 253847...................................................................        143,251
     24,708   7.000%, due 12/01/29
              Pool # 762813...................................................................         25,551
     96,695   7.000%, due 11/01/31
              Pool # 607515...................................................................         99,852
     64,846   7.000%, due 05/01/32
              Pool # 644591...................................................................         66,963
    542,807   6.500%, due 06/01/32
              Pool # 545691...................................................................        556,057
    731,097   5.500%, due 10/01/33
              Pool # 254904...................................................................        724,434
  2,160,198   5.500%, due 11/01/33
              Pool # 555880...................................................................      2,140,511
     27,248   5.000%, due 05/01/34
              Pool # 782214...................................................................         26,358
    595,598   5.000%, due 06/01/34
              Pool # 255230...................................................................        576,141
     16,755   7.000%, due 07/01/34
              Pool # 792636...................................................................         17,262
    235,468   5.500%, due 08/01/34
              Pool # 793647...................................................................        233,108
    499,079   5.500%, due 03/01/35
              Pool # 810075...................................................................        493,487
    992,881   5.500%, due 03/01/35
              Pool # 815976...................................................................        981,757
    443,603   5.500%, due 07/01/35
              Pool # 825283...................................................................        438,634
    595,017   5.000%, due 08/01/35
              Pool # 829670...................................................................        574,667
    275,640   5.500%, due 08/01/35
              Pool # 826872...................................................................        272,552



--------------------------------------------------------------------------------
                                                                              41

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

Par Value                                                                                       Value (Note 2)
---------                                                                                       --------------
MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$   474,302   5.000%, due 09/01/35
              Pool # 820347...................................................................  $     458,080
    519,686   5.000%, due 09/01/35
              Pool # 835699...................................................................        501,912
    948,001   5.000%, due 10/01/35
              Pool # 797669...................................................................        915,578
    633,399   5.000%, due 11/01/35
              Pool # 844504...................................................................        611,736
    668,457   5.000%, due 11/01/35
              Pool # 844809...................................................................        645,595
    668,031   5.000%, due 12/01/35
              Pool # 850561...................................................................        645,184
  1,000,000   5.500%, due 10/01/36
              Pool # 901723...................................................................        988,379
                                                                                                  -----------
                                                                                                   15,900,107
                                                                                                  -----------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.11%
     14,923   8.000%, due 10/20/15
              Pool # 002995...................................................................         15,747
     93,782   6.500%, due 02/20/29
              Pool # 002714...................................................................         96,373
     75,097   6.500%, due 04/20/31
              Pool # 003068...................................................................         77,113
                                                                                                  -----------
                                                                                                      189,233
                                                                                                  -----------
              TOTAL MORTGAGE BACKED
              ( Cost $18,730,270 )............................................................     18,530,151

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.15%
--------------------------------------------------------------------------------------------------------------
              FEDERAL FARM CREDIT BANK - 0.62%
  1,000,000   5.875%, due 10/03/16............................................................      1,070,167
                                                                                                  -----------
              FEDERAL HOME LOAN BANK - 1.33%
  2,300,000   4.250%, due 04/16/07............................................................      2,288,935
                                                                                                  -----------
              FEDERAL HOME LOAN MORTGAGE CORP. - 0.43%
    750,000   4.500%, due 01/15/14............................................................        729,703
                                                                                                  -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.32%
    600,000   3.800%, due 01/18/08............................................................        590,584
    525,000   4.000%, due 09/02/08............................................................        515,603
    500,000   5.250%, due 08/01/12............................................................        503,592
    675,000   4.625%, due 10/15/14............................................................        661,929
                                                                                                  -----------
                                                                                                    2,271,708
                                                                                                  -----------
              U.S. TREASURY BONDS - 0.92%
    550,000   6.250%, due 05/15/30(O).........................................................        664,125
    840,000   5.375%, due 02/15/31(O).........................................................        911,991
                                                                                                  -----------
                                                                                                    1,576,116
                                                                                                  -----------

Par Value                                                                                       Value (Note 2)
---------                                                                                       --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
              U.S. TREASURY NOTES - 10.53%
$   750,000   2.875%, due 11/30/06(O).........................................................  $     748,564
    800,000   3.375%, due 02/28/07............................................................        795,500
    700,000   2.750%, due 08/15/07(O).........................................................        688,024
    200,000   4.000%, due 08/31/07(O).........................................................        198,414
    520,000   3.000%, due 11/15/07(O).........................................................        510,088
  1,350,000   4.625%, due 02/29/08(O).........................................................      1,346,520
  2,040,000   4.875%, due 04/30/08(O).........................................................      2,042,789
    225,000   3.875%, due 05/15/10(O).........................................................        219,876
    100,000   3.875%, due 09/15/10(O).........................................................         97,531
     30,000   4.500%, due 11/15/10(O).........................................................         29,918
    165,000   4.750%, due 03/31/11(O).........................................................        166,115
  2,250,000   4.875%, due 04/30/11(O).........................................................      2,276,806
  3,600,000   4.875%, due 02/15/12(O).........................................................      3,653,860
  1,525,000   4.000%, due 11/15/12(O).........................................................      1,479,666
    800,000   4.000%, due 02/15/14(O).........................................................        770,687
    415,000   4.125%, due 05/15/15(O).........................................................        401,269
     60,000   4.250%, due 08/15/15(O).........................................................         58,491
    234,000   4.500%, due 11/15/15(O).........................................................        232,227
  2,400,000   4.500%, due 02/15/16(O).........................................................      2,381,062
                                                                                                  -----------
                                                                                                   18,097,407
                                                                                                  -----------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              ( Cost $25,824,951 )............................................................     26,034,036

CERTIFICATE OF DEPOSIT - 3.16%
--------------------------------------------------------------------------------------------------------------
  5,436,425   State Street Eurodollar
              2.800%, due 11/01/06............................................................      5,436,425
                                                                                                  -----------
              TOTAL CERTIFICATE OF DEPOSIT
              ( Cost $5,436,425 ).............................................................      5,436,425
Shares
------
INVESTMENT COMPANIES - 18.02%
--------------------------------------------------------------------------------------------------------------
          1   J.P. Morgan Prime Money Market Fund.............................................              1
  7,742,254   SSgA Prime Money Market Fund....................................................      7,742,254
 23,225,289   State Street Navigator Securities Lending Portfolio (I).........................     23,225,289
                                                                                                  -----------
              TOTAL INVESTMENT COMPANIES
              ( Cost $30,967,543 )............................................................     30,967,544



--------------------------------------------------------------------------------
42

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                                                                Value (Note 2)
                                                                                                --------------
TOTAL INVESTMENTS - 113.49%
--------------------------------------------------------------------------------------------------------------
( Cost $180,976,487** ).........................................................................  $195,005,185

NET OTHER ASSETS AND LIABILITIES - (13.49)%
--------------------------------------------------------------------------------------------------------------
                                                                                                  (23,180,296)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------------------
                                                                                                $ 171,824,889
--------------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $181,106,987.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.61% of total net assets.
 (G) Floating rate or variable rate note.
     Rate shown is as of October 31, 2006.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
 (O) All (or portion of security) on loan.
 ADR American Depository Receipt.
 PLC Public Limited Company.
 REITReal Estate Investment Trust.



--------------------------------------------------------------------------------
                                                                              43

                See accompanying Notes to Financial Statements.

LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
COMMON STOCKS - 97.50%
-------------------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 7.54%
    32,600   CBS Corp. ......................................................................  $     943,444
    36,891   Comcast Corp.*..................................................................      1,500,357
    14,700   Federated Department Stores, Inc. ..............................................        645,477
    23,000   Home Depot, Inc. ...............................................................        858,590
     7,500   J.C. Penney Co., Inc. ..........................................................        564,225
    28,500   Lowes Cos, Inc. ................................................................        858,990
    58,862   McDonald's Corp. ...............................................................      2,467,495
    21,900   News Corp. .....................................................................        456,615
    11,000   Nike, Inc. .....................................................................      1,010,680
    11,000   Tiffany & Co. ..................................................................        392,920
   102,200   Time Warner, Inc. ..............................................................      2,045,022
    66,000   Walt Disney Co. ................................................................      2,076,360
                                                                                                 -----------
                                                                                                  13,820,175
                                                                                                 -----------
             CONSUMER STAPLES - 7.35%
    34,800   Altria Group, Inc. .............................................................      2,830,284
    18,200   Archer-Daniels-Midland Co. .....................................................        700,700
     7,300   Clorox Co. .....................................................................        471,288
    20,500   Coca-Cola Co. ..................................................................        957,760
     7,500   Colgate-Palmolive Co. ..........................................................        479,775
    24,200   General Mills, Inc. ............................................................      1,375,044
    19,800   Kellogg Co. ....................................................................        996,138
     5,000   Kimberly-Clark Corp. ...........................................................        332,600
    69,300   Procter & Gamble Co. ...........................................................      4,392,927
    19,000   Wal-Mart Stores, Inc. ..........................................................        936,320
                                                                                                 -----------
                                                                                                  13,472,836
                                                                                                 -----------
             ENERGY - 14.62%
    24,900   Apache Corp. ...................................................................      1,626,468
    26,800   Cameron International Corp.*....................................................      1,342,680
    66,266   Chevron Corp. ..................................................................      4,453,075
    68,900   ConocoPhillips..................................................................      4,150,536
    32,200   Devon Energy Corp. .............................................................      2,152,248
     6,000   EOG Resources, Inc. ............................................................        399,180
   118,900   Exxon Mobil Corp. ..............................................................      8,491,838
    28,300   Marathon Oil Corp. .............................................................      2,445,120
    10,752   Transocean, Inc.*...............................................................        779,950
    18,400   Valero Energy Corp. ............................................................        962,872
                                                                                                 -----------
                                                                                                  26,803,967
                                                                                                 -----------
             FINANCIALS - 34.23%
    47,400   Allstate Corp. .................................................................      2,908,464
    69,300   American International Group, Inc. .............................................      4,654,881
    22,500   AmSouth Bancorp.................................................................        679,950
   131,984   Bank of America Corp. ..........................................................      7,109,978
     4,800   Bear Stearns Cos., Inc. ........................................................        726,480
   149,366   Citigroup, Inc. ................................................................      7,492,198
    10,500   Compass Bancshares, Inc. .......................................................        590,730
    25,000   Equity Residential, REIT........................................................      1,365,250
    26,300   Federal Home Loan Mortgage Corp. ...............................................  $   1,814,437

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
             FINANCIALS (CONTINUED)
    20,800   General Growth Properties, Inc., REIT...........................................  $   1,079,520
     8,300   Goldman Sachs Group, Inc. ......................................................      1,575,257
    96,068   J.P. Morgan Chase & Co. ........................................................      4,557,466
     5,100   Legg Mason, Inc. ...............................................................        459,102
    21,700   Lehman Brothers Holdings, Inc. .................................................      1,689,128
    12,800   Marshall & Ilsley Corp. ........................................................        613,632
    28,500   Merrill Lynch & Co., Inc. ......................................................      2,491,470
    25,500   Morgan Stanley..................................................................      1,948,965
    41,800   National City Corp. ............................................................      1,557,050
    26,200   Prudential Financial, Inc. .....................................................      2,015,566
    19,400   RenaissanceRe Holdings, Ltd. ...................................................      1,055,360
     7,700   SL Green Realty Corp., REIT.....................................................        932,085
    20,400   St. Paul Travelers Cos., Inc. ..................................................      1,043,052
    19,800   SunTrust Banks, Inc. ...........................................................      1,564,002
    65,400   U.S. Bancorp....................................................................      2,213,136
    33,600   UnumProvident Corp. ............................................................        664,608
    10,900   Vornado Realty Trust, REIT......................................................      1,299,825
    63,000   Wachovia Corp. .................................................................      3,496,500
    24,800   Washington Mutual, Inc. ........................................................      1,049,040
   113,800   Wells Fargo & Co. ..............................................................      4,129,802
                                                                                                 -----------
                                                                                                  62,776,934
                                                                                                 -----------
             HEALTH CARE - 7.50%
    22,400   Abbott Laboratories.............................................................      1,064,224
    12,700   Amgen, Inc.*....................................................................        964,057
    28,600   Bristol-Myers Squibb Co. .......................................................        707,850
     3,300   Cigna Corp. ....................................................................        386,034
    20,100   Community Health Systems, Inc.*.................................................        652,245
     5,700   Invitrogen Corp.*...............................................................        330,657
    14,300   Johnson & Johnson...............................................................        963,820
    27,400   Merck & Co., Inc. ..............................................................      1,244,508
   193,240   Pfizer, Inc. ...................................................................      5,149,846
    15,700   Watson Pharmaceuticals, Inc.*...................................................        422,487
    11,500   WellPoint, Inc.*................................................................        877,680
    19,300   Wyeth...........................................................................        984,879
                                                                                                 -----------
                                                                                                  13,748,287
                                                                                                 -----------
             INDUSTRIALS - 6.45%
     9,200   Burlington Northern Santa Fe Corp. .............................................        713,276
    13,400   CSX Corp. ......................................................................        477,978
     6,300   Deere & Co. ....................................................................        536,319
     8,900   Eaton Corp. ....................................................................        644,627
     5,800   Emerson Electric Co. ...........................................................        489,520
    10,300   General Dynamics Corp. .........................................................        732,330
   142,300   General Electric Co. ...........................................................      4,996,153
    21,200   Honeywell International, Inc. ..................................................        892,944



--------------------------------------------------------------------------------
44

                See accompanying Notes to Financial Statements.

LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             INDUSTRIALS (CONTINUED)
    21,800   Masco Corp. ....................................................................  $     602,770
    10,300   Parker Hannifin Corp. ..........................................................        861,389
    13,400   United Technologies Corp. ......................................................        880,648
                                                                                                 -----------
                                                                                                  11,827,954
                                                                                                 -----------
             INFORMATION TECHNOLOGY - 4.65%
    19,200   Adobe Systems, Inc.*............................................................        734,400
    14,700   Automatic Data Processing, Inc. ................................................        726,768
    12,500   Computer Sciences Corp.*........................................................        660,625
    48,500   EMC Corp.*......................................................................        594,125
    14,194   Freescale Semiconductor, Inc., Class B*.........................................        558,250
    32,621   Hewlett-Packard Co. ............................................................      1,263,738
    17,900   Intel Corp. ....................................................................        381,986
    15,600   International Business Machines Corp. ..........................................      1,440,348
    15,800   Maxim Integrated Products, Inc. ................................................        474,158
    32,400   Microsoft Corp. ................................................................        930,204
    33,300   Motorola, Inc. .................................................................        767,898
                                                                                                 -----------
                                                                                                   8,532,500
                                                                                                 -----------
             MATERIALS - 3.75%
    12,600   Air Products & Chemicals, Inc. .................................................        877,842
    32,800   Alcoa, Inc. ....................................................................        948,248
    25,900   Dow Chemical Co. ...............................................................      1,056,461
     8,400   E.I. Du Pont de Nemours & Co. ..................................................        384,720
     9,700   Nucor Corp. ....................................................................        566,577
     6,900   Phelps Dodge Corp. .............................................................        692,622
    14,700   PPG Industries, Inc. ...........................................................      1,005,480
    21,300   Weyerhaeuser Co. ...............................................................      1,354,467
                                                                                                 -----------
                                                                                                   6,886,417
                                                                                                 -----------
             TELECOMMUNICATION SERVICES - 5.16%
    10,200   Alltel Corp. ...................................................................        543,762
    55,500   AT&T, Inc. .....................................................................      1,900,875
    68,100   BellSouth Corp. ................................................................      3,071,310
    25,300   Citizens Communications Co. ....................................................        370,898
    87,000   Sprint Nextel Corp. ............................................................      1,626,030
     4,100   Telus Corp. ....................................................................        235,176
    29,420   Verizon Communications, Inc. ...................................................      1,088,540
    45,922   Windstream Corp. ...............................................................        630,050
                                                                                                 -----------
                                                                                                   9,466,641
                                                                                                 -----------
             UTILITIES - 6.25%
     9,100   Dominion Resources, Inc. .......................................................        737,009
    43,000   Duke Energy Corp. ..............................................................      1,360,520
    25,000   Edison International............................................................      1,111,000
    14,500   Entergy Corp. ..................................................................      1,244,535

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
             UTILITIES (CONTINUED)
    27,300   Exelon Corp. ...................................................................  $   1,692,054
    17,100   FirstEnergy Corp. ..............................................................      1,006,335
    32,400   FPL Group, Inc. ................................................................      1,652,400
    19,300   Mirant Corp.*...................................................................        570,701
    31,700   PG&E Corp. .....................................................................      1,367,538
    19,600   Southern Co. ...................................................................        713,440
                                                                                                 -----------
                                                                                                  11,455,532
                                                                                                 -----------
             TOTAL COMMON STOCKS
             ( Cost $140,187,438 )...........................................................    178,791,243

INVESTMENT COMPANIES - 2.15%
-------------------------------------------------------------------------------------------------------------
     9,300   iShares Russell 1000 Value Index Fund...........................................        738,792
     6,500   iShares Russell Midcap Value Index Fund.........................................        920,075
 2,283,065   SSgA Prime Money Market Fund....................................................      2,283,065
                                                                                                 -----------
             TOTAL INVESTMENT COMPANIES
             ( Cost $3,855,305 ).............................................................      3,941,932

TOTAL INVESTMENTS - 99.65%
-------------------------------------------------------------------------------------------------------------
( Cost $144,042,743** )......................................................................    182,733,175

NET OTHER ASSETS AND LIABILITIES - 0.35%
-------------------------------------------------------------------------------------------------------------
                                                                                                     642,873

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------------------
                                                                                               $ 183,376,048
-------------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes ws
     $144,748,370.
 REITReal Estate Investment Trust.


--------------------------------------------------------------------------------
                                                                              45

                See accompanying Notes to Financial Statements.

LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
COMMON STOCKS - 97.25%
-------------------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 11.86%
     6,700   Apollo Group, Inc., Class A*....................................................  $     247,632
     6,300   Bed Bath & Beyond, Inc.*........................................................        253,827
    10,500   Best Buy Co., Inc. .............................................................        580,125
    40,300   Cheesecake Factory (O)*.........................................................      1,138,475
     8,600   Coach, Inc.*....................................................................        340,904
    41,700   Comcast Corp.*..................................................................      1,695,939
    10,700   Federated Department Stores, Inc. ..............................................        469,837
     4,500   Harley-Davidson, Inc. ..........................................................        308,835
    21,800   Home Depot, Inc. ...............................................................        813,794
     4,800   J.C. Penney Co., Inc. ..........................................................        361,104
    14,700   Kohl's Corp.*...................................................................      1,037,820
    11,700   Lowes Cos, Inc. ................................................................        352,638
    28,000   News Corp. .....................................................................        583,800
    14,000   Nike, Inc. .....................................................................      1,286,320
     3,500   Omnicom Group, Inc. ............................................................        355,075
     9,200   Panera Bread Co., Class A (O)*..................................................        568,560
    10,300   Starbucks Corp.*................................................................        388,825
    11,100   Target Corp. ...................................................................        656,898
     6,900   Tiffany & Co. ..................................................................        246,468
    16,950   Viacom, Inc.*...................................................................        659,694
     8,900   Walt Disney Co. ................................................................        279,994
    35,500   XM Satellite Radio Holdings, Inc., Class A (O)*.................................        413,930
    18,400   Yum! Brands, Inc. ..............................................................      1,094,064
                                                                                                 -----------
                                                                                                  14,134,558
                                                                                                 -----------
             CONSUMER STAPLES - 9.84%
    16,300   Altria Group, Inc. .............................................................      1,325,679
     6,600   Anheuser-Busch Cos., Inc. ......................................................        312,972
    27,500   Coca-Cola Co. ..................................................................      1,284,800
    18,800   Colgate-Palmolive Co. ..........................................................      1,202,636
     5,800   Costco Wholesale Corp. .........................................................        309,604
     7,400   CVS Corp. ......................................................................        232,212
    36,500   PepsiCo, Inc. ..................................................................      2,315,560
     9,400   Procter & Gamble Co. ...........................................................        595,866
    12,500   Walgreen Co. ...................................................................        546,000
    49,800   Wal-Mart Stores, Inc. ..........................................................      2,454,144
    22,000   WM Wrigley Jr., Co. ............................................................      1,142,900
                                                                                                 -----------
                                                                                                  11,722,373
                                                                                                 -----------
             ENERGY - 5.19%
    13,800   Baker Hughes, Inc. .............................................................        952,890
    12,300   Cameron International Corp.*....................................................        616,230
     6,700   ENSCO International, Inc. ......................................................        328,099
     4,300   EOG Resources, Inc. ............................................................        286,079
     6,400   Exxon Mobil Corp. ..............................................................        457,088
    11,000   FMC Technologies, Inc.*.........................................................        664,950
     6,000   Marathon Oil Corp. .............................................................        518,400

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
             ENERGY (CONTINUED)
     7,900   Noble Corp. ....................................................................  $     553,790
    28,900   Weatherford International, Ltd.*................................................      1,187,212
    13,166   XTO Energy, Inc. ...............................................................        614,326
                                                                                                 -----------
                                                                                                   6,179,064
                                                                                                 -----------
             FINANCIALS - 9.15%
    12,200   ACE, Ltd. ......................................................................        698,450
    30,900   American Express Co. ...........................................................      1,786,329
     8,600   American International Group, Inc. .............................................        577,662
     3,600   Cbot Holdings, Inc., Class A (O)*...............................................        534,240
    19,500   Charles Schwab Corp. ...........................................................        355,290
       900   Chicago Mercantile Exchange Holdings, Inc. .....................................        450,900
    17,400   Citigroup, Inc. ................................................................        872,784
     8,300   Goldman Sachs Group, Inc. ......................................................      1,575,257
     6,600   Legg Mason, Inc. ...............................................................        594,132
     9,200   Mellon Financial Corp. .........................................................        356,960
    11,600   Merrill Lynch & Co., Inc. ......................................................      1,014,072
    29,700   SLM Corp. ......................................................................      1,445,796
    17,500   Wells Fargo & Co. ..............................................................        635,075
                                                                                                 -----------
                                                                                                  10,896,947
                                                                                                 -----------
             HEALTH CARE - 18.02%
     6,900   Abbott Laboratories.............................................................        327,819
    36,400   Amgen, Inc.*....................................................................      2,763,124
    13,300   Bristol-Myers Squibb Co. .......................................................        329,175
    20,400   Eli Lilly & Co. ................................................................      1,142,604
    21,100   Genentech, Inc.*................................................................      1,757,630
    10,400   Gen-Probe, Inc.*................................................................        497,848
    23,700   Genzyme Corp.*..................................................................      1,599,987
     7,800   Gilead Sciences, Inc.*..........................................................        537,420
    52,400   Johnson & Johnson...............................................................      3,531,760
    15,300   Medimmune, Inc.*................................................................        490,212
    19,000   Medtronic, Inc. ................................................................        924,920
    19,700   Merck & Co., Inc. ..............................................................        894,774
    22,900   Schering-Plough Corp. ..........................................................        507,006
     6,400   St. Jude Medical, Inc.*.........................................................        219,840
    28,200   Stryker Corp. ..................................................................      1,474,578
    52,797   Teva Pharmaceutical Industries, Ltd., ADR.......................................      1,740,717
    12,200   UnitedHealth Group, Inc. .......................................................        595,116
     4,605   VCA Antech, Inc.*...............................................................        149,064
     9,600   Vertex Pharmaceuticals, Inc. (O)*...............................................        389,760
     4,700   WellPoint, Inc.*................................................................        358,704
    24,300   Wyeth...........................................................................      1,240,029
                                                                                                 -----------
                                                                                                  21,472,087
                                                                                                 -----------



--------------------------------------------------------------------------------
46

                See accompanying Notes to Financial Statements.

LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             INDUSTRIALS - 10.62%
    15,600   3M Co. .........................................................................  $   1,229,904
    12,300   Boeing Co. .....................................................................        982,278
     6,400   Burlington Northern Santa Fe Corp. .............................................        496,192
     8,300   Caterpillar, Inc. ..............................................................        503,893
     6,400   Danaher Corp. ..................................................................        459,328
    10,100   FedEx Corp. ....................................................................      1,156,854
   119,000   General Electric Co. ...........................................................      4,178,090
     6,100   Illinois Tool Works, Inc. ......................................................        292,373
     5,500   Monster World Wide, Inc.*.......................................................        222,805
    12,500   Stericycle, Inc. (O)*...........................................................        883,875
     7,100   United Parcel Service, Inc. ....................................................        534,985
    26,100   United Technologies Corp. ......................................................      1,715,292
                                                                                                 -----------
                                                                                                  12,655,869
                                                                                                 -----------
             INFORMATION TECHNOLOGY - 27.49%
    12,000   Adobe Systems, Inc.*............................................................        459,000
    23,800   Amdocs, Ltd.*...................................................................        922,488
     9,700   Apple Computer, Inc.*...........................................................        786,476
   138,700   Cisco Systems, Inc.*............................................................      3,346,831
    26,400   Corning, Inc.*..................................................................        539,352
    66,600   Dell, Inc.*.....................................................................      1,620,378
    59,700   eBay, Inc.*.....................................................................      1,918,161
    65,400   EMC Corp.*......................................................................        801,150
     7,500   Google, Inc., Class A*..........................................................      3,572,925
    29,800   Hewlett-Packard Co. ............................................................      1,154,452
   114,300   Intel Corp. ....................................................................      2,439,162
    24,400   International Business Machines Corp. ..........................................      2,252,852
    10,800   Kla-Tencor Corp. ...............................................................        531,036
    31,500   Maxim Integrated Products, Inc. ................................................        945,315
     7,700   MEMC Electronic Materials, Inc.*................................................        273,350
    35,400   Micron Technology, Inc.*........................................................        511,530
   192,500   Microsoft Corp. ................................................................      5,526,675
    45,700   Motorola, Inc. .................................................................      1,053,842
     4,100   NAVTEQ Corp.*...................................................................        136,120
     6,000   Network Appliance, Inc.*........................................................        219,000
    16,000   Nokia OYJ, ADR..................................................................        318,080
    76,600   Oracle Corp.*...................................................................      1,414,802
    21,700   Qualcomm, Inc. .................................................................        789,663
    18,000   Texas Instruments, Inc. ........................................................        543,240
    25,500   Yahoo!, Inc.*...................................................................        671,670
                                                                                                 -----------
                                                                                                  32,747,550
                                                                                                 -----------
             MATERIALS - 1.85%
    11,800   E.I. Du Pont de Nemours & Co. ..................................................        540,440
    31,000   Monsanto Co. ...................................................................      1,370,820
     6,400   Newmont Mining Corp. ...........................................................        289,728
                                                                                                 -----------
                                                                                                   2,200,988
                                                                                                 -----------

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
             TELECOMMUNICATION SERVICES - 2.05%
    57,700   NeuStar, Inc. (O)*..............................................................  $   1,685,994
    11,700   NII Holdings, Inc. (O)*.........................................................        760,851
                                                                                                 -----------
                                                                                                   2,446,845
                                                                                                 -----------
             UTILITIES - 1.18%
    15,000   AES Corp. (O)*..................................................................        329,850
     9,300   Exelon Corp. ...................................................................        576,414
    16,700   Mirant Corp.*...................................................................        493,819
                                                                                                 -----------
                                                                                                   1,400,083
                                                                                                 -----------
             TOTAL COMMON STOCKS
             ( Cost $107,986,149 )...........................................................    115,856,364

INVESTMENT COMPANIES - 8.93%
-------------------------------------------------------------------------------------------------------------
    10,300   iShares Russell 1000 Growth Index Fund..........................................        556,097
    30,600   Nasdaq-100 Index Tracking Stock (O).............................................      1,302,948
 1,379,384   SSgA Prime Money Market Fund....................................................      1,379,384
 7,399,712   State Street Navigator Securities Lending Portfolio (I).........................      7,399,712
                                                                                                 -----------
             TOTAL INVESTMENT COMPANIES
             ( Cost $10,502,626 )............................................................     10,638,141

TOTAL INVESTMENTS - 106.18%
-------------------------------------------------------------------------------------------------------------
( Cost $118,488,775** ).........................................................................  126,494,505

NET OTHER ASSETS AND LIABILITIES - (6.18)%
-------------------------------------------------------------------------------------------------------------
                                                                                                  (7,364,853)

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------------------
                                                                                               $ 119,129,652
-------------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $118,843,943.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.
 ADR American Depository Receipt.


--------------------------------------------------------------------------------
                                                                              47

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                          Value (Note 2)
------                                                                                          --------------
COMMON STOCKS - 95.35%
--------------------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 12.69%
      2,100   Autoliv, Inc. ..................................................................  $     119,427
      3,000   Black & Decker Corp. ...........................................................        251,640
      4,900   Cato Corp., Class A.............................................................        112,161
      1,900   CEC Entertainment, Inc.*........................................................         65,493
      6,100   Darden Restaurants, Inc. .......................................................        255,590
      5,000   Eastman Kodak Co. (O)...........................................................        122,000
      6,808   Federated Department Stores, Inc. ..............................................        298,939
     27,300   Ford Motor Co. (O)..............................................................        226,044
      5,500   Fortune Brands, Inc. ...........................................................        423,225
      9,400   Gannett Co., Inc. ..............................................................        555,916
     15,200   Gap, Inc. ......................................................................        319,504
      3,000   J.C. Penney Co., Inc. ..........................................................        225,690
      5,900   Jones Apparel Group, Inc. ......................................................        197,060
     10,600   JOS A Bank Clothiers, Inc. (O)*.................................................        314,714
      5,600   Liberty Media Holding Corp. - Capital*..........................................        498,736
      8,300   Lowes Cos, Inc. ................................................................        250,162
     17,700   Mattel, Inc. ...................................................................        400,551
      4,400   Matthews International Corp., Class A (O).......................................        169,048
      3,200   Modine Manufacturing Co. .......................................................         76,192
      3,300   Nike, Inc. .....................................................................        303,204
     11,900   O'Reilly Automotive, Inc. (O)*..................................................        384,251
      4,900   Rare Hospitality International, Inc.*...........................................        154,399
      2,300   Sonic Corp.*....................................................................         52,325
      9,000   Stage Stores, Inc. (O)..........................................................        291,690
      3,500   Standard-Pacific Corp. (O)......................................................         84,805
      2,200   Starwood Hotels & Resorts Worldwide, Inc. ......................................        131,428
      3,400   Talbots, Inc. (O)...............................................................         95,336
      5,900   Tempur-Pedic International, Inc. (O)*...........................................        116,466
      8,000   Tiffany & Co. ..................................................................        285,760
      9,900   TJX Cos., Inc. .................................................................        286,605
      6,900   Tribune Co. (O).................................................................        229,977
      2,000   Univision Communications, Inc., Class A*........................................         70,120
      5,200   Valassis Communications, Inc.*..................................................         78,052
      3,000   VF Corp. .......................................................................        228,030
      5,800   WCI Communities, Inc. (O)*......................................................         93,496
      5,000   Wendy's International, Inc. ....................................................        173,000
      7,900   Yankee Candle Co., Inc. (O).....................................................        267,415
                                                                                                  -----------
                                                                                                    8,208,451
                                                                                                  -----------
              CONSUMER STAPLES - 7.77%
      9,900   Casey's General Stores, Inc. ...................................................        240,273
      8,400   Clorox Co. .....................................................................        542,304

Shares                                                                                          Value (Note 2)
------                                                                                          --------------
              CONSUMER STAPLES (CONTINUED)
     11,300   Coca-Cola Enterprises, Inc. ....................................................  $     226,339
     15,400   ConAgra Foods, Inc. ............................................................        402,710
      6,100   Constellation Brands, Inc.*.....................................................        167,689
      5,000   Costco Wholesale Corp. .........................................................        266,900
     15,700   Hain Celestial Group, Inc. (O)*.................................................        443,211
      2,800   Herbalife, Ltd. (O)*............................................................        102,480
      4,400   Hormel Foods Corp. (O)..........................................................        158,884
      4,900   JM Smucker Co. .................................................................        240,100
     22,300   Kroger Co. .....................................................................        501,527
      3,800   Loews Corp. - Carolina Group....................................................        219,716
      7,200   McCormick & Co., Inc. ..........................................................        269,280
      3,000   NBTY, Inc.*.....................................................................         83,460
      2,800   Pepsi Bottling Group, Inc. .....................................................         88,536
     15,900   Safeway, Inc. ..................................................................        466,824
      7,903   Supervalu, Inc. ................................................................        263,960
      6,400   Universal Corp./Richmond VA.....................................................        235,648
      2,000   UST, Inc. (O)...................................................................        107,120
                                                                                                  -----------
                                                                                                    5,026,961
                                                                                                  -----------
              ENERGY - 5.22%
      6,700   Chesapeake Energy Corp. ........................................................        217,348
      8,850   Encore Acquisition Co. (O)*.....................................................        221,604
      4,400   ENSCO International, Inc. ......................................................        215,468
      3,100   FMC Technologies, Inc.*.........................................................        187,395
      7,000   Forest Oil Corp.*...............................................................        228,480
      8,400   Hess Corp. .....................................................................        356,160
      4,200   Murphy Oil Corp. ...............................................................        198,072
      5,800   Newfield Exploration Co.*.......................................................        236,582
      5,400   Noble Energy, Inc. .............................................................        262,602
      5,500   Pioneer Natural Resources Co. (O)...............................................        224,015
      4,400   Plains Exploration & Production Co.*............................................        186,076
      4,600   Smith International, Inc. ......................................................        181,608
      2,900   Sunoco, Inc. ...................................................................        191,777
      3,200   Tesoro Corp. ...................................................................        204,608
      6,000   Whiting Petroleum Corp.*........................................................        267,660
                                                                                                  -----------
                                                                                                    3,379,455
                                                                                                  -----------
              FINANCIALS - 30.27%
      6,200   Ameriprise Financial, Inc. .....................................................        319,300
     12,300   Archstone-Smith Trust, REIT.....................................................        740,583
      9,800   Ares Capital Corp. .............................................................        181,594
      3,700   Asset Acceptance Capital Corp. (O)*.............................................         65,897
     13,260   Associated Banc-Corp. ..........................................................        435,458
      8,300   Assured Guaranty, Ltd. .........................................................        208,911
      4,600   Bank of America Corp. ..........................................................        247,802
      2,100   Bear Stearns Cos., Inc. ........................................................        317,835



--------------------------------------------------------------------------------
48

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                          Value (Note 2)
------                                                                                          --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
              FINANCIALS (CONTINUED)
      5,900   Boston Properties, Inc., REIT...................................................  $     630,297
      5,000   Capital One Financial Corp. ....................................................        396,650
     11,100   CIT Group, Inc. ................................................................        577,755
     15,200   Colonial BancGroup, Inc. .......................................................        362,368
      7,200   Compass Bancshares, Inc. .......................................................        405,072
      2,900   Cousins Properties, Inc., REIT (O)..............................................        103,733
      2,775   Delphi Financial Group, Class A.................................................        108,919
      5,700   Equity Inns, Inc., REIT.........................................................         95,646
      7,000   Equity Residential, REIT........................................................        382,270
      3,800   Everest Re Group, Ltd. .........................................................        376,884
      5,700   Federated Investors, Inc., Class B..............................................        195,453
      5,500   First Horizon National Corp. (O)................................................        216,260
      2,600   First Midwest Bancorp, Inc. (O).................................................         98,878
      5,200   General Growth Properties, Inc., REIT...........................................        269,880
      4,700   Hartford Financial Services Group, Inc. ........................................        409,699
      1,800   Innkeepers USA Trust, REIT......................................................         30,870
      4,400   International Bancshares Corp. (O)..............................................        134,992
      2,300   IPC Holdings, Ltd. (O)..........................................................         69,092
     10,500   iStar Financial, Inc., REIT.....................................................        486,465
      5,400   J.P. Morgan Chase & Co. ........................................................        256,176
      7,300   Janus Capital Group, Inc. ......................................................        146,584
     17,000   Keycorp.........................................................................        631,380
     16,900   Kimco Realty Corp., REIT (O)....................................................        750,867
      4,700   Legg Mason, Inc. ...............................................................        423,094
      4,600   Lincoln National Corp. .........................................................        291,226
      4,600   M&T Bank Corp. .................................................................        560,326
     12,400   Marshall & Ilsley Corp. ........................................................        594,456
      3,000   MB Financial, Inc. (O)..........................................................        108,180
      3,000   MBIA, Inc. .....................................................................        186,060
      8,200   Medical Properties Trust, Inc., REIT............................................        111,356
      9,200   Mellon Financial Corp. .........................................................        356,960
      3,300   Merrill Lynch & Co., Inc. ......................................................        288,486
      5,800   NewAlliance Bancshares, Inc. (O)................................................         89,784
      5,100   PartnerRe, Ltd. (O).............................................................        356,592
      1,900   Pennsylvania Real Estate Investment Trust, REIT (O).............................         81,890
      5,900   Platinum Underwriters Holdings, Ltd. (Bermuda) (O)..............................        176,174
     13,300   Prologis, REIT..................................................................        841,491

Shares                                                                                          Value (Note 2)
------                                                                                          --------------
              FINANCIALS (CONTINUED)
      1,600   PS Business Parks, Inc., REIT...................................................  $     105,360
      3,100   RAIT Investment Trust, REIT (O).................................................         93,186
      8,400   Realty Income Corp., REIT (O)...................................................        221,760
      5,100   Reinsurance Group of America, Inc. .............................................        287,640
      7,200   RenaissanceRe Holdings, Ltd. (O)................................................        391,680
      3,100   Safeco Corp. ...................................................................        180,389
      6,400   Simon Property Group, Inc., REIT................................................        621,440
      5,100   SLM Corp. ......................................................................        248,268
     11,100   TCF Financial Corp. (O).........................................................        288,933
      8,500   Thornburg Mortgage, Inc., REIT (O)..............................................        218,280
      7,700   Universal American Financial Corp. (O)*.........................................        143,143
     22,300   UnumProvident Corp. (O).........................................................        441,094
      9,300   U-Store-It Trust, REIT (O)......................................................        204,228
      4,100   Ventas, Inc., REIT (O)..........................................................        159,818
      6,700   Vornado Realty Trust, REIT......................................................        798,975
      5,700   Washington Mutual, Inc. (O).....................................................        241,110
      3,000   Webster Financial Corp. (O).....................................................        144,960
      2,100   Westamerica Bancorp. (O)........................................................        104,685
      7,103   Zions Bancorp. .................................................................        571,081
                                                                                                  -----------
                                                                                                   19,585,675
                                                                                                  -----------
              HEALTH CARE - 3.98%
      4,900   AmerisourceBergen Corp. ........................................................        231,280
      4,000   Amsurg Corp. (O)*...............................................................         84,080
      2,900   Becton Dickinson & Co. .........................................................        203,087
      5,500   Centene Corp. (O)*..............................................................        129,745
      6,000   Charles River Laboratories International, Inc. (O)*.............................        257,520
      3,700   Cigna Corp. ....................................................................        432,826
      3,800   Dentsply International, Inc. ...................................................        118,864
      4,516   Fisher Scientific International, Inc.*..........................................        386,660
      7,500   Health Management Associates, Inc., Class A.....................................        147,750
     14,100   Millennium Pharmaceuticals, Inc.*...............................................        164,970
      1,700   Omnicare, Inc. (O)..............................................................         64,396
      5,800   Triad Hospitals, Inc.*..........................................................        214,774
      3,000   Varian, Inc.*...................................................................        140,670
                                                                                                  -----------
                                                                                                    2,576,622
                                                                                                  -----------
              INDUSTRIALS - 8.76%
      3,500   Acco Brands Corp. (O)*..........................................................         85,050
      6,100   Acuity Brands, Inc. ............................................................        302,194



--------------------------------------------------------------------------------
                                                                              49

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                          Value (Note 2)
------                                                                                          --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (CONTINUED)
     16,500   Airtran Holdings, Inc. (O)*.....................................................  $     164,505
      2,700   Albany International Corp., Class A (O).........................................         90,747
      4,500   AMR Corp. (O)*..................................................................        127,530
      1,900   Avery Dennison Corp. ...........................................................        119,966
      5,700   Belden CDT, Inc. (O)............................................................        206,340
      3,700   Carlisle Cos., Inc. (O).........................................................        309,653
      5,600   CSX Corp. ......................................................................        199,752
      6,400   Eaton Corp. ....................................................................        463,552
      4,887   Genesee & Wyoming, Inc., Class A (O)*...........................................        137,276
      2,300   Graco, Inc. (O).................................................................         93,748
      4,300   Ingersoll-Rand Co., Ltd., Class A...............................................        157,853
      4,800   L-3 Communications Holdings, Inc. ..............................................        386,496
      8,600   Masco Corp. ....................................................................        237,790
      4,000   Mueller Industries, Inc. .......................................................        146,680
      5,300   Parker Hannifin Corp. ..........................................................        443,239
      5,900   Pitney Bowes, Inc. .............................................................        275,589
      7,900   R.R. Donnelley & Sons Co. ......................................................        267,494
      2,900   Republic Services, Inc. ........................................................        118,929
      5,000   Simpson Manufacturing Co., Inc. (O).............................................        141,950
      9,300   Timken Co. .....................................................................        279,465
      4,100   United Stationers, Inc.*........................................................        195,775
      2,400   USG Corp. (O)*..................................................................        117,336
      5,900   W.W. Grainger, Inc. ............................................................        429,402
      4,400   YRC Worldwide, Inc. (O)*........................................................        170,456
                                                                                                  -----------
                                                                                                    5,668,767
                                                                                                  -----------
              INFORMATION TECHNOLOGY - 6.80%
      5,100   Affiliated Computer Services, Inc., Class A (O)*................................        272,748
     10,000   Arrow Electronics, Inc.*........................................................        298,500
     12,200   Avaya, Inc.*....................................................................        156,282
     13,000   CA, Inc. .......................................................................        321,880
      5,300   Citrix Systems, Inc.*...........................................................        156,509
      7,300   Computer Sciences Corp. (O)*....................................................        385,805
      9,100   Convergys Corp.*................................................................        193,011
      2,600   Diebold, Inc. (O)...............................................................        113,568
      7,200   Electronic Data Systems Corp. ..................................................        182,376
      5,100   Electronics for Imaging (O)*....................................................        120,564
      2,700   Intergraph Corp.*...............................................................        117,963
      7,100   Juniper Networks, Inc.*.........................................................        122,262
     21,200   LSI Logic Corp. (O)*............................................................        213,060
     78,000   Lucent Technologies, Inc.*......................................................        189,540
      3,600   MAXIMUS, Inc. ..................................................................        100,476
     12,600   Micron Technology, Inc.*........................................................        182,070

Shares                                                                                          Value (Note 2)
------                                                                                          --------------
              INFORMATION TECHNOLOGY (CONTINUED)
      6,300   Molex, Inc. (O).................................................................  $     219,870
      8,000   NAM TAI Electronics, Inc. ......................................................        124,720
     10,700   Novellus Systems, Inc.*.........................................................        295,855
     31,700   Tellabs, Inc.*..................................................................        334,118
     17,600   Xerox Corp.*....................................................................        299,200
                                                                                                  -----------
                                                                                                    4,400,377
                                                                                                  -----------
              MATERIALS - 5.15%
      7,800   Air Products & Chemicals, Inc. .................................................        543,426
      2,600   Aptargroup, Inc. ...............................................................        142,766
      2,300   Ashland, Inc. (O)...............................................................        135,930
      3,300   Bemis Co. ......................................................................        110,946
      5,100   Compass Minerals International, Inc. (O)........................................        157,845
      4,500   Dow Chemical Co. ...............................................................        183,555
      5,400   Freeport-McMoRan Copper & Gold, Inc. ...........................................        326,592
     14,500   Novelis, Inc. ..................................................................        363,950
      9,200   PPG Industries, Inc. ...........................................................        629,280
      9,100   Rohm & Haas Co. ................................................................        471,562
     16,900   Smurfit-Stone Container Corp.*..................................................        180,154
      1,300   United States Steel Corp. ......................................................         87,880
                                                                                                  -----------
                                                                                                    3,333,886
                                                                                                  -----------
              TELECOMMUNICATION SERVICES - 2.05%
     17,400   Citizens Communications Co. ....................................................        255,084
     12,800   NeuStar, Inc. (O)*..............................................................        374,016
      3,800   NII Holdings, Inc.*.............................................................        247,114
     26,600   Qwest Communications International, Inc. (O)*...................................        229,558
     16,200   Windstream Corp. ...............................................................        222,264
                                                                                                  -----------
                                                                                                    1,328,036
                                                                                                  -----------
              UTILITIES - 12.66%
     17,500   AES Corp.*......................................................................        384,825
      5,500   Alliant Energy Corp. ...........................................................        210,925
      6,200   Ameren Corp. (O)................................................................        335,420
     15,300   American Electric Power Co., Inc. ..............................................        633,879
      3,400   Atmos Energy Corp. (O)..........................................................        104,482
      6,700   Consolidated Edison, Inc. (O)...................................................        323,945
      4,600   Constellation Energy Group, Inc. ...............................................        287,040
     14,200   Edison International............................................................        631,048
      8,400   Entergy Corp. ..................................................................        720,972
     14,200   Mirant Corp.*...................................................................        419,894
      1,700   New Jersey Resources Corp. (O)..................................................         88,162



--------------------------------------------------------------------------------
50

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                          Value (Note 2)
------                                                                                          --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
              UTILITIES (CONTINUED)
      5,400   NRG Energy, Inc. (O)*...........................................................  $     260,010
     12,400   NSTAR (O).......................................................................        431,396
      6,700   Oneok, Inc. ....................................................................        278,921
     15,400   PG&E Corp. .....................................................................        664,356
      6,750   PNM Resources, Inc. (O).........................................................        190,080
     19,200   PPL Corp. ......................................................................        662,784
      5,100   Progress Energy, Inc. ..........................................................        234,600
      7,800   Sempra Energy...................................................................        413,712
      5,900   UGI Corp. ......................................................................        156,350
      6,600   Westar Energy, Inc. ............................................................        167,112
      2,400   WGL Holdings, Inc. (O)..........................................................         77,880
     23,200   Xcel Energy, Inc. (O)...........................................................        512,024
                                                                                                  -----------
                                                                                                    8,189,817
                                                                                                  -----------
              TOTAL COMMON STOCKS
              ( Cost $53,085,921 )............................................................     61,698,047

INVESTMENT COMPANIES - 26.12%
--------------------------------------------------------------------------------------------------------------
     15,200   Consumer Discretionary Select Sector SPDR Fund (O)..............................        565,592
      2,800   iShares Dow Jones Select Dividend Index Fund....................................        192,220
     19,700   iShares Russell 1000 Growth Index Fund..........................................      1,063,603
      2,900   iShares Russell Midcap Value Index Fund (O).....................................        410,495
      2,100   Pharmaceutical HOLDRs Trust (O).................................................        163,716
    684,445   SSgA Prime Money Market Fund....................................................        684,445

Shares                                                                                          Value (Note 2)
------                                                                                          --------------
INVESTMENT COMPANIES (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 13,823,775   State Street Navigator Securities Lending Portfolio (I).........................  $  13,823,775
                                                                                                  -----------
              TOTAL INVESTMENT COMPANIES
              ( Cost $16,766,315 )............................................................     16,903,846

TOTAL INVESTMENTS - 121.47%
--------------------------------------------------------------------------------------------------------------
( Cost $69,852,236** )............................................................................  78,601,893

NET OTHER ASSETS AND LIABILITIES - (21.47)%
--------------------------------------------------------------------------------------------------------------
                                                                                                  (13,893,854)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------------------
                                                                                                $  64,708,039
--------------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $69,919,415.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.
 REITReal Estate Investment Trust.



--------------------------------------------------------------------------------
                                                                              51

                See accompanying Notes to Financial Statements.

MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
COMMON STOCKS - 96.03%
-------------------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 18.28%
    14,000   Abercrombie & Fitch Co., Class A................................................  $   1,073,100
    40,900   Carter's, Inc. (O)*.............................................................      1,154,607
    25,000   Coldwater Creek, Inc. (O)*......................................................        762,250
     2,500   DreamWorks Animation SKG, Inc.*.................................................         65,132
    32,900   JOS A Bank Clothiers, Inc. (O)*.................................................        976,801
    29,500   O'Reilly Automotive, Inc. (O)*..................................................        952,555
    39,100   Penn National Gaming, Inc.*.....................................................      1,429,887
    16,400   Priceline.com, Inc. (O)*........................................................        660,756
    23,600   Rare Hospitality International, Inc. (O)*.......................................        743,636
    17,400   Scientific Games Corp. A*.......................................................        487,722
     9,900   Shuffle Master, Inc. (O)*.......................................................        277,002
    21,500   Steiner Leisure, Ltd.*..........................................................        981,260
    11,500   Tween Brands, Inc.*.............................................................        480,930
    14,000   Zumiez, Inc. (O)*...............................................................        460,040
                                                                                                 -----------
                                                                                                  10,505,678
                                                                                                 -----------
             CONSUMER STAPLES - 0.54%
     9,800   Hansen Natural Corp. (O)*.......................................................        311,150
                                                                                                 -----------
             ENERGY - 9.36%
    31,600   Chesapeake Energy Corp. (O).....................................................      1,025,104
    37,600   Complete Production Services, Inc.*.............................................        725,304
     5,700   Noble Corp......................................................................        399,570
    27,700   Noble Energy, Inc. (O)..........................................................      1,347,051
    52,600   Patterson-UTI Energy, Inc.......................................................      1,220,320
    24,000   Pride International, Inc. (O)*..................................................        662,640
                                                                                                 -----------
                                                                                                   5,379,989
                                                                                                 -----------
             FINANCIALS - 13.04%
    16,030   Affiliated Managers Group, Inc. (O)*............................................      1,605,244
    61,700   E*Trade Financial Corp. (O)*....................................................      1,436,376
    12,900   First Marblehead Corp. (O)......................................................        870,105
    20,200   Nasdaq Stock Market, Inc. (O)*..................................................        721,746
    13,690   Nuveen Investments, Inc., Class A...............................................        674,917
    22,200   optionsXpress Holdings, Inc. (O)................................................        689,976
    40,600   WR Berkley Corp. ...............................................................      1,496,516
                                                                                                 -----------
                                                                                                   7,494,880
                                                                                                 -----------
             HEALTH CARE - 14.84%
    28,100   Amedisys, Inc. (O)*.............................................................      1,140,017
    19,800   Biomet, Inc. (O)................................................................        749,232
     9,200   Celgene Corp. (O)*..............................................................        491,648

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
             HEALTH CARE (CONTINUED)
    14,500   Cephalon, Inc. (O)*.............................................................  $   1,017,610
    22,200   Coventry Health Care, Inc. (O)*.................................................      1,042,290
     3,100   Express Scripts, Inc.*..........................................................        197,532
    29,800   Health Net, Inc.*...............................................................      1,236,998
     7,400   Hologic, Inc.*..................................................................        356,310
     3,400   Invitrogen Corp.*...............................................................        197,234
    17,700   Omnicare, Inc. (O)..............................................................        670,476
    16,800   Patterson Cos., Inc. (O)*.......................................................        551,880
    17,700   Waters Corp.*...................................................................        881,460
                                                                                                 -----------
                                                                                                   8,532,687
                                                                                                 -----------
             INDUSTRIALS - 13.73%
     3,200   Fastenal Co. (O)................................................................        128,768
    11,900   Gol Linhas Aereas Inteligentes S.A., ADR........................................        370,685
    28,300   Graco, Inc. ....................................................................      1,153,508
    25,500   Joy Global, Inc. ...............................................................        997,305
    10,900   Manpower, Inc. .................................................................        738,693
    20,000   Monster World Wide, Inc.*.......................................................        810,200
    16,500   Oshkosh Truck Corp. ............................................................        745,965
    19,100   Precision Castparts Corp. (O)...................................................      1,299,946
    19,500   Resources Connection, Inc. (O)*.................................................        564,330
    20,900   Terex Corp.*....................................................................      1,081,784
                                                                                                 -----------
                                                                                                   7,891,184
                                                                                                 -----------
             INFORMATION TECHNOLOGY - 24.88%
     4,400   Akamai Technologies, Inc. (O)*..................................................        206,184
    35,900   Alliance Data Systems Corp. (O)*................................................      2,179,848
    16,400   Amphenol Corp. (O)..............................................................      1,113,560
    24,300   Autodesk, Inc. (O)*.............................................................        893,025
    13,700   Avid Technology, Inc. (O)*......................................................        494,844
    43,200   Benchmark Electronics, Inc. (O)*................................................      1,146,960
     3,000   CDW Corp. (O)...................................................................        197,010
     7,100   Cognizant Technology Solutions Corp., Class A*..................................        534,488
    11,500   DST Systems, Inc.*..............................................................        710,585
    29,700   Flir Systems, Inc. (O)*.........................................................        948,618
    33,500   Foundry Networks, Inc.*.........................................................        424,110
    16,800   Intuit, Inc. (O)*...............................................................        593,040
    14,900   Kanbay International, Inc. (O)*.................................................        423,160
    27,600   Lam Research Corp.*.............................................................      1,364,820
     7,600   Maxim Integrated Products, Inc. (O).............................................        228,076
     9,600   MEMC Electronic Materials, Inc. (O)*............................................        340,800



--------------------------------------------------------------------------------
52

                See accompanying Notes to Financial Statements.

MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (CONTINUED)
    22,100   Polycom, Inc.*..................................................................  $     605,540
    41,300   QLogic Corp.*...................................................................        849,954
    28,700   Varian Semiconductor Equipment Associates, Inc.*................................      1,047,263
                                                                                                 -----------
                                                                                                  14,301,885
                                                                                                 -----------
             TELECOMMUNICATION SERVICES - 1.36%
    21,000   NeuStar, Inc. (O)*..............................................................        613,620
    11,500   Syniverse Holdings, Inc.*.......................................................        169,625
                                                                                                 -----------
                                                                                                     783,245
                                                                                                 -----------
             TOTAL COMMON STOCKS
             ( Cost $51,251,378 )............................................................     55,200,698

INVESTMENT COMPANIES - 25.37%
-------------------------------------------------------------------------------------------------------------
 2,277,138   SSgA Prime Money Market Fund....................................................      2,277,138
12,305,395   State Street Navigator Securities Lending Portfolio (I).........................     12,305,395
                                                                                                 -----------
             TOTAL INVESTMENT COMPANIES
             ( Cost $14,582,533 )............................................................     14,582,533

TOTAL INVESTMENTS - 121.40%
-------------------------------------------------------------------------------------------------------------
( Cost $65,833,911** )...........................................................................  69,783,231

NET OTHER ASSETS AND LIABILITIES - (21.40)%
-------------------------------------------------------------------------------------------------------------
                                                                                                 (12,300,625)

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------------------
                                                                                               $  57,482,606
-------------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $66,265,388.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.
 ADR American Depository Receipt.



--------------------------------------------------------------------------------
                                                                              53

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
COMMON STOCKS - 93.09%
-------------------------------------------------------------------------------------------------------------
             ARGENTINA - 0.14%
     6,400   Banco Macro Bansud S.A., ADR....................................................  $     144,704
                                                                                                 -----------
             AUSTRALIA - 0.44%
    17,860   ABC Learning Centres, Ltd. .....................................................         97,488
    18,745   James Hardie Industries N.V. ...................................................        114,220
    32,479   John Fairfax Holdings, Ltd. ....................................................        122,214
    47,051   Macquarie Infrastructure Group..................................................        123,130
                                                                                                 -----------
                                                                                                     457,052
                                                                                                 -----------
             AUSTRIA - 0.30%
     7,825   CAT Oil AG*.....................................................................        170,999
     3,060   Oesterreichische Post AG*.......................................................        137,374
                                                                                                 -----------
                                                                                                     308,373
                                                                                                 -----------
             BELGIUM - 1.24%
    23,000   InBev N.V. .....................................................................      1,296,639
                                                                                                 -----------
             BRAZIL - 1.10%
     5,200   Brasil Telecom Participacoes S.A., ADR..........................................        174,044
    27,200   Cia de Concessoes Rodoviarias...................................................        291,092
     1,800   Grendene S.A. ..................................................................         15,162
     4,300   Petroleo Brasileiro S.A., ADR...................................................        381,668
    10,000   Souza Cruz S.A. ................................................................        152,550
     6,700   Ultrapar Participacoes S.A., ADR................................................        129,645
                                                                                                 -----------
                                                                                                   1,144,161
                                                                                                 -----------
             CHILE - 0.00%
       200   AFP Provida S.A., ADR...........................................................          5,094
                                                                                                 -----------
             CHINA - 0.19%
     2,360   CNOOC, Ltd., ADR................................................................        197,815
                                                                                                 -----------
             EGYPT - 0.59%
     3,045   Eastern Tobacco.................................................................        151,326
     6,030   Orascom Construction Industries.................................................        260,809
     3,600   Orascom Telecom Holding S.A.E. .................................................        203,521
                                                                                                 -----------
                                                                                                     615,656
                                                                                                 -----------
             FINLAND - 0.16%
     7,690   Sampo OYJ.......................................................................        166,772
                                                                                                 -----------
             FRANCE - 13.19%
    29,251   AXA S.A. .......................................................................      1,115,177
    16,056   BNP Paribas.....................................................................      1,766,654
     2,211   Carbone Lorraine................................................................        123,178
    72,680   France Telecom S.A. ............................................................      1,889,027
     5,608   Lafarge S.A. ...................................................................        754,215
    12,300   Lagardere S.C.A. ...............................................................        885,233
     2,240   Neopost S.A. ...................................................................        274,077
    21,621   Sanofi-Aventis..................................................................      1,839,114
     7,335   Schneider Electric S.A. ........................................................        762,576
    36,025   Total S.A. .....................................................................      2,440,890

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
             FRANCE (CONTINUED)
    49,888   Vivendi.........................................................................  $   1,890,481
                                                                                                 -----------
                                                                                                  13,740,622
                                                                                                 -----------
             GERMANY - 5.03%
    16,000   Adidas AG.......................................................................        802,286
     5,900   Allianz SE......................................................................      1,095,809
    21,300   Bayerische Motoren Werke AG.....................................................      1,224,196
     4,164   Demag Cranes AG*................................................................        151,889
     3,026   DIC Asset AG....................................................................        107,055
     2,270   Fielmann AG.....................................................................        115,970
    25,201   KarstadtQuelle AG*..............................................................        592,235
     1,560   Pfeiffer Vacuum Technology AG...................................................        105,400
       272   Puma AG Rudolf Dassler Sport....................................................         96,518
     2,491   Techem AG.......................................................................        159,234
     7,965   Volkswagen AG...................................................................        786,365
                                                                                                 -----------
                                                                                                   5,236,957
                                                                                                 -----------
             GREECE - 0.14%
     5,030   Piraeus Bank S.A. ..............................................................        143,519
                                                                                                 -----------
             HONG KONG - 0.45%
    46,500   China Netcom Group Corp., Hong Kong, Ltd. ......................................         82,616
    24,400   Esprit Holdings, Ltd. ..........................................................        236,205
   136,000   Pacific Basin Shipping, Ltd. ...................................................         87,421
   182,500   SA SA International Holdings, Ltd. .............................................         64,755
     2,400   Texwinca Holdings, Ltd. ........................................................          1,574
                                                                                                 -----------
                                                                                                     472,571
                                                                                                 -----------
             HUNGARY - 0.24%
     1,000   MOL Hungarian Oil and Gas NyRt. ................................................         99,637
       720   Richter Gedeon NyRt. ...........................................................        151,252
                                                                                                 -----------
                                                                                                     250,889
                                                                                                 -----------
             INDIA - 0.94%
     7,200   Hero Honda Motors, Ltd. ........................................................        121,191
    19,700   Hindustan Lever, Ltd. ..........................................................        103,631
     7,983   Oil & Natural Gas Corp., Ltd. ..................................................        144,839
       900   Punjab National Bank Ltd. ......................................................         10,379
    24,004   Satyam Computer Services, Ltd. .................................................        234,055
    15,114   State Bank of India, Ltd. ......................................................        368,816
                                                                                                 -----------
                                                                                                     982,911
                                                                                                 -----------
             INDONESIA - 0.57%
   682,000   Bank Mandiri Persero Tbk PT.....................................................        204,338
     6,500   Telekomunikasi Indonesia Tbk PT, ADR............................................        237,640
   207,000   United Tractors Tbk PT..........................................................        149,076
                                                                                                 -----------
                                                                                                     591,054
                                                                                                 -----------



--------------------------------------------------------------------------------
54

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             IRELAND - 2.47%
    11,416   Anglo Irish Bank Corp. PLC......................................................  $     204,856
    59,035   Bank of Ireland.................................................................      1,190,392
    24,687   CRH PLC.........................................................................        873,000
     6,009   DCC PLC.........................................................................        162,639
     5,692   Irish Life & Permanent PLC......................................................        139,944
                                                                                                 -----------
                                                                                                   2,570,831
                                                                                                 -----------
             ISRAEL - 0.50%
    65,154   Bank Hapoalim B.M. .............................................................        324,703
    33,935   Israel Chemicals, Ltd. .........................................................        193,812
                                                                                                 -----------
                                                                                                     518,515
                                                                                                 -----------
             ITALY - 5.70%
    33,917   Banco Popolare di Verona e Novara S.c.r.l. .....................................        913,593
    93,455   Capitalia SpA...................................................................        826,573
   146,650   Enel SpA........................................................................      1,408,506
    42,200   ENI SpA.........................................................................      1,273,605
   182,541   UniCredito Italiano SpA.........................................................      1,514,253
                                                                                                 -----------
                                                                                                   5,936,530
                                                                                                 -----------
             JAPAN - 17.16%
     3,200   ABC-Mart, Inc. .................................................................         72,316
     3,010   Aoyama Trading Co., Ltd. .......................................................         92,500
     5,400   Asahi Pretec Corp. .............................................................        130,817
    20,650   Bosch Corp. ....................................................................        116,843
     6,000   Chiyoda Corp. ..................................................................        108,885
    16,570   Daito Trust Construction Co., Ltd. .............................................        875,166
    15,290   Dodwell BMS, Ltd. ..............................................................         97,248
     4,670   Don Quijote Co., Ltd. ..........................................................         99,540
        93   East Japan Railway Co. .........................................................        651,207
     2,900   Eizo Nanao Corp. ...............................................................         71,495
     4,100   Hisamitsu Pharmaceutical Co., Inc. .............................................        118,276
     2,110   Hogy Medical Co., Ltd. .........................................................         85,433
    24,600   Hoya Corp. .....................................................................        951,823
     8,420   Ichiyoshi Securities Co., Ltd. .................................................        115,323
     2,900   Ito En, Ltd. ...................................................................         92,099
     4,120   JSR Corp. ......................................................................        103,688
     2,900   Keyence Corp. ..................................................................        642,955
       134   KK DaVinci Advisors*............................................................        146,824
     2,630   Mars Engineering Corp. .........................................................         50,542
    20,700   Marui Co., Ltd. ................................................................        278,729
        81   Mitsubishi UFJ Financial Group, Inc. ...........................................      1,019,260
    15,300   Nidec Corp. ....................................................................      1,172,188
   159,400   Nissan Motor Co., Ltd. .........................................................      1,911,654
    11,000   Nissen Co., Ltd. ...............................................................         82,674
        90   NIWS Co., HQ, Ltd. .............................................................         61,556
    67,900   Nomura Holdings, Inc. ..........................................................      1,200,253
     7,700   OSG Corp. ......................................................................        113,635
     9,500   Pronexus, Inc. .................................................................         82,948
     2,900   Rinnai Corp. ...................................................................         82,417
     1,700   Secom Techno Service Co., Ltd. .................................................         72,762

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
             JAPAN (CONTINUED)
    15,700   Sega Sammy Holdings, Inc. ......................................................  $     395,121
     3,500   Shoei Co., Ltd. ................................................................        111,753
       134   Sumitomo Mitsui Financial Group, Inc. ..........................................      1,468,242
   111,000   Sumitomo Trust & Banking Co., Ltd. .............................................      1,195,326
    10,000   Suruga Bank, Ltd. ..............................................................        124,465
     4,190   Takamatsu Corp. ................................................................         81,060
    17,900   Takeda Pharmaceutical Co., Ltd. ................................................      1,150,736
    27,400   THK Co., Ltd. ..................................................................        697,783
   219,000   Tokyo Gas Co., Ltd. ............................................................      1,119,183
     1,460   USS Co., Ltd. ..................................................................         92,734
     7,350   Yamada Denki Co., Ltd. .........................................................        732,358
                                                                                                 -----------
                                                                                                  17,869,817
                                                                                                 -----------
             KAZAKHSTAN - 0.11%
     8,000   Kazmunaigas Exploration, GDR (C)*...............................................        119,680
                                                                                                 -----------
             MEXICO - 1.01%
    11,340   Cemex SAB de C.V.*..............................................................        348,592
     4,440   Desarrolladora Homex S.A. de C.V., ADR*.........................................        194,916
    44,600   Grupo Mexico SAB de C.V. .......................................................        155,735
     7,900   Grupo Televisa S.A., ADR........................................................        194,972
    37,200   Kimberly-Clark de Mexico SAB de C.V. ...........................................        155,426
                                                                                                 -----------
                                                                                                   1,049,641
                                                                                                 -----------
             MOROCCO - 0.16%
    10,945   Maroc Telecom...................................................................        163,694
                                                                                                 -----------
             NETHERLANDS - 2.21%
     2,100   Boskalis Westminster............................................................        153,417
     4,992   Fugro N.V. .....................................................................        215,884
     1,385   Hunter Douglas N.V. ............................................................        106,666
     4,274   SBM Offshore N.V. ..............................................................        126,588
    35,350   TNT N.V. .......................................................................      1,361,694
     6,900   Trader Media East Ltd., GDR*....................................................         56,925
     4,610   USG People N.V.*................................................................        188,766
     6,455   Wavin N.V. .....................................................................         95,634
                                                                                                 -----------
                                                                                                   2,305,574
                                                                                                 -----------
             NEW ZEALAND - 0.79%
   262,400   Telecom Corp. of New Zealand, Ltd. .............................................        821,636
                                                                                                 -----------
             NORWAY - 0.89%
     6,800   Acergy S.A.*....................................................................        123,055
     7,100   Songa Offshore ASA*.............................................................         63,291
    29,300   Statoil ASA.....................................................................        740,963
                                                                                                 -----------
                                                                                                     927,309
                                                                                                 -----------



--------------------------------------------------------------------------------
                                                                              55

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             PERU - 0.18%
     4,500   Credicorp, Ltd. ................................................................  $     189,900
                                                                                                 -----------
             PHILIPPINES - 0.23%
     5,100   Philippine Long Distance Telephone Co., ADR.....................................        242,811
                                                                                                 -----------
             RUSSIA - 0.64%
     5,000   Evraz Group S.A., GDR...........................................................        129,500
     7,900   Mobile Telesystems OJSC, ADR....................................................        348,232
     1,500   OAO TMK, GDR (C)(L)*............................................................         32,400
     4,200   Oriflame Cosmetics S.A. ........................................................        151,881
                                                                                                 -----------
                                                                                                     662,013
                                                                                                 -----------
             SOUTH AFRICA - 1.11%
    11,726   Aquarius Platinum, Ltd. ........................................................        218,626
    59,699   Edgars Consolidated Stores, Ltd. ...............................................        296,516
    10,900   Kumba Resources, Ltd. ..........................................................        208,975
    31,698   Murray & Roberts Holdings, Ltd. ................................................        163,186
    22,570   Sanlam, Ltd. ...................................................................         53,440
    67,296   Steinhoff International Holdings, Ltd. .........................................        218,523
                                                                                                 -----------
                                                                                                   1,159,266
                                                                                                 -----------
             SOUTH KOREA - 1.85%
       650   Hite Brewery Co., Ltd. .........................................................         77,266
     1,000   Hyundai Motor Co. ..............................................................         81,299
     9,600   Kangwon Land, Inc. .............................................................        185,948
     5,686   Kookmin Bank....................................................................        452,007
     5,040   KT Corp., ADR...................................................................        112,795
     1,910   LG Electronics, Inc. ...........................................................        115,549
     1,679   Samsung Electronics Co., Ltd., GDR (C)..........................................        544,416
     4,560   Shinhan Financial Group Co., Ltd. ..............................................        210,287
     2,000   SK Corp. .......................................................................        146,678
                                                                                                 -----------
                                                                                                   1,926,245
                                                                                                 -----------
             SPAIN - 2.04%
     3,240   Abengoa S.A. ...................................................................         98,984
    71,435   Banco Bilbao Vizcaya Argentaria S.A. ...........................................      1,726,199
     6,580   Indra Sistemas S.A. ............................................................        146,229
     5,050   Prosegur Cia de Seguridad S.A. .................................................        151,443
                                                                                                 -----------
                                                                                                   2,122,855
                                                                                                 -----------
             SWEDEN - 1.17%
    11,410   Elekta AB, Class B..............................................................        237,132
     6,400   Getinge AB......................................................................        113,280
     5,950   Swedish Match AB................................................................         95,216
   203,400   Telefonaktiebolaget LM Ericsson.................................................        772,173
                                                                                                 -----------
                                                                                                   1,217,801
                                                                                                 -----------

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
             SWITZERLAND - 7.23%
    18,986   Compagnie Financiere Richemont AG, Class A......................................  $     940,476
    30,018   Credit Suisse Group.............................................................      1,811,879
        79   Geberit AG......................................................................        103,061
     3,317   Nestle S.A. ....................................................................      1,134,542
    41,285   Novartis AG.....................................................................      2,508,565
        86   Sika AG*........................................................................        112,124
     3,697   Zurich Financial Services AG....................................................        914,915
                                                                                                 -----------
                                                                                                   7,525,562
                                                                                                 -----------
             TAIWAN - 1.22%
    42,989   Advantech Co., Ltd. ............................................................        119,921
   407,399   Chinatrust Financial Holding Co., Ltd. .........................................        296,391
     1,836   Chunghwa Telecom Co., Ltd., ADR.................................................         33,580
   290,100   Fubon Financial Holding Co., Ltd. ..............................................        236,834
    45,720   HON HAI Precision Industry Co., Ltd. ...........................................        296,812
   124,808   Taiwan Semiconductor Manufacturing Co., Ltd. ...................................        229,350
     5,457   Taiwan Semiconductor Manufacturing Co., Ltd., ADR...............................         52,933
                                                                                                 -----------
                                                                                                   1,265,821
                                                                                                 -----------
             THAILAND - 0.17%
    56,300   Kasikornbank PCL................................................................        110,392
    93,300   Thai Union Frozen Products PCL..................................................         63,521
                                                                                                 -----------
                                                                                                     173,913
                                                                                                 -----------
             TURKEY - 0.52%
    15,505   Enka Insaat ve Sanayi AS........................................................        130,849
    27,922   Turkcell Iletisim Hizmet AS.....................................................        150,386
    18,389   Turkcell Iletisim Hizmet AS, ADR................................................        265,537
                                                                                                 -----------
                                                                                                     546,772
                                                                                                 -----------
             UNITED KINGDOM - 21.01%
    11,500   Ashmore Group PLC*..............................................................         42,740
   194,900   BAE Systems PLC.................................................................      1,560,277
   133,900   BP PLC..........................................................................      1,489,728
     7,916   Bunzl PLC.......................................................................        104,688
    14,613   Cattles PLC.....................................................................        104,996
     4,116   Chemring Group PLC..............................................................        124,341
    82,000   Diageo PLC......................................................................      1,517,901
    36,194   Enodis PLC......................................................................        127,954
     6,090   Enterprise Inns PLC.............................................................        125,284
    19,108   Erinaceous Group PLC............................................................        117,872
    20,477   Filtrona PLC....................................................................        105,899
    85,924   Gallaher Group PLC..............................................................      1,459,360
    70,500   GlaxoSmithKline PLC.............................................................      1,883,541
    41,532   Imperial Tobacco Group PLC......................................................      1,471,813
     9,380   Intertek Group PLC..............................................................        147,320
   371,700   ITV PLC.........................................................................        748,347



--------------------------------------------------------------------------------
56

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

Shares                                                                                         Value (Note 2)
------                                                                                         --------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
             UNITED KINGDOM (CONTINUED)
    76,000   Lloyds TSB Group PLC............................................................  $     811,468
    24,420   Man Group PLC...................................................................        227,417
    61,493   Marks & Spencer Group PLC.......................................................        770,404
   145,935   National Grid PLC...............................................................      1,865,916
    35,400   Northern Rock PLC...............................................................        808,640
     7,359   Northgate PLC...................................................................        153,356
   302,178   Old Mutual PLC..................................................................        977,441
    28,100   Reckitt Benckiser PLC...........................................................      1,223,178
    77,478   Regus Group PLC*................................................................        157,835
     6,570   Signet Group PLC, ADR...........................................................        150,979
   182,200   Tesco PLC.......................................................................      1,368,205
   823,492   Vodafone Group PLC..............................................................      2,121,539
     9,200   William Hill PLC................................................................        114,295
                                                                                                 -----------
                                                                                                  21,882,734
                                                                                                 -----------
             TOTAL COMMON STOCKS
             ( Cost $77,809,646 )............................................................     96,953,709

COMMON STOCK UNIT - 0.16%
-------------------------------------------------------------------------------------------------------------
             IRELAND - 0.16%
    11,480   Grafton Group PLC*..............................................................        168,612
                                                                                                 -----------
             TOTAL COMMON STOCK UNIT
             ( Cost $117,529 )...............................................................        168,612

PREFERRED STOCKS - 2.04%
-------------------------------------------------------------------------------------------------------------
             BRAZIL - 1.55%
 4,700,000   AES Tiete S.A. .................................................................        119,512
     7,400   Bradespar S.A. .................................................................        287,343
     2,200   Cia de Bebidas das Americas, ADR................................................         96,052
    18,292   Cia Vale do Rio Doce............................................................        394,943
    11,400   Iochpe Maxion S.A. .............................................................         80,712
    95,800   Klabin S.A. ....................................................................        207,111
    10,000   Tele Norte Leste Participacoes S.A., ADR........................................        144,700
    12,600   Telemar Norte Leste S.A. .......................................................        281,540
                                                                                                 -----------
                                                                                                   1,611,913
                                                                                                 -----------
             GERMANY - 0.12%
     2,047   Fuchs Petrolub AG...............................................................        122,094
                                                                                                 -----------
             GREECE - 0.09%
     3,842   Motor Oil Hellas Corinth Refineries S.A. .......................................         98,631
                                                                                                 -----------
             SOUTH KOREA - 0.28%
     2,450   Hyundai Motor Co. ..............................................................        112,593
     9,600   Lotte Shopping Co., Ltd., GDR (C)*..............................................        180,000
                                                                                                 -----------
                                                                                                     292,593
                                                                                                 -----------
             TOTAL PREFERRED STOCKS
             ( Cost $1,851,527 ).............................................................      2,125,231
Par Value                                                                                      Value (Note 2)
---------                                                                                      --------------
CERTIFICATE OF DEPOSIT - 4.19%
-------------------------------------------------------------------------------------------------------------
             UNITED STATES - 4.19%
$4,364,014   State Street Eurodollar
             2.800%, due 11/01/06............................................................  $   4,364,014
                                                                                                 -----------
             TOTAL CERTIFICATE OF DEPOSIT
             ( Cost $4,364,014 ).............................................................      4,364,014

TOTAL INVESTMENTS - 99.48%
-------------------------------------------------------------------------------------------------------------
( Cost $84,142,716** )..........................................................................  103,611,566

NET OTHER ASSETS AND LIABILITIES - 0.52%
-------------------------------------------------------------------------------------------------------------
                                                                                                     546,418

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------------------
                                                                                               $ 104,157,984
-------------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $84,272,736.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (L) Security fair valued in accordance with methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).
 ADR American Depository Receipt.
 GDR Global Depository Receipt.
 PLC Public Limited Company.



--------------------------------------------------------------------------------
                                                                              57

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets

                      % of Net Assets
                      ---------------
Banks                           14.7%
Pharmaceuticals                  7.3%
Oil, Gas & Consumable
Fuels                            7.1%
Diversified Financial
Services                         4.8%
Net Other Assets &
Liabilities                      4.7%
Diversified
Telecommunication
Services                         4.2%
Insurance                        4.2%
Automobiles                      4.1%
Media                            3.7%
Electronic Equipment &
Instruments                      3.5%
Electric Utilities               3.3%
Tobacco                          3.2%
Beverages                        3.0%
Wireless
Telecommunication
Services                         2.8%
Multiline Retail                 2.1%
Construction Materials           1.9%
Textiles, Apparel &
Luxury Goods                     1.8%
Aerospace & Defense              1.6%
Air Freight & Logistics          1.4%
Household Products               1.4%
Real Estate Management &
Development                      1.3%
Food & Staples Retailing         1.3%
Machinery                        1.3%

                      % of Net Assets
                      ---------------
Commercial Services &
Supplies                         1.3%
Specialty Retail                 1.2%
Food Products                    1.2%
Gas Utilities                    1.1%
Metals & Mining                  1.1%
Construction &
Engineering                      0.9%
Electrical Equipment             0.9%
Household Durables               0.8%
Communications Equipment         0.7%
Road & Rail                      0.6%
Energy Equipment &
Services                         0.5%
Chemicals                        0.5%
Building Products                0.5%
Leisure Equipment &
Products                         0.4%
Health Care Equipment &
Supplies                         0.4%
Hotels, Restaurants &
Leisure                          0.4%
Transportation
Infrastructure                   0.4%
Distributors                     0.4%
IT Services                      0.4%
Semiconductors &
Semiconductor Equipment          0.3%
Office Electronics               0.3%
Industrial Conglomerates         0.2%
Paper & Forest Products          0.2%
Auto Components                  0.2%
Personal Products                0.1%
Marine                           0.1%
Computers & Peripherals          0.1%
Internet & Catalog
Retail                           0.1%
                          -----------
                               100.0%
                          -----------
                          -----------



--------------------------------------------------------------------------------
58

                See accompanying Notes to Financial Statements.

                     This page is left blank intentionally.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

----------------------------------------------------------------------------------------------------------
                                                           CONSERVATIVE          MODERATE       AGGRESSIVE
                                                             ALLOCATION        ALLOCATION       ALLOCATION
                                                                FUND(1)           FUND(1)          FUND(1)
ASSETS:
Investments:
 Investments at cost                                       $ 3,536,336       $ 11,601,748      $ 3,615,218
 Net unrealized appreciation                                    87,258            377,760          194,033
                                                           -----------------------------------------------
   Total investments at value                                3,623,594         11,979,508        3,809,251
 Cash                                                                -                  -                -
Receivables:
 Investments sold                                                    -                  -                -
 Fund shares sold                                                3,988            214,485           13,453
 Dividends and interest                                             14                 37               12
 Due from Advisor, net                                          24,867             22,777           24,749
Prepaid insurance and registration fees                         24,133             24,806           24,836
Deferred offering costs                                          3,672              3,671            3,672
Other assets                                                         -                  -                -
                                                           -----------------------------------------------
 Total Assets                                                3,680,268         12,245,284        3,875,973
                                                           -----------------------------------------------
LIABILITIES:
Payables:
 Investments purchased                                           3,988            169,402            4,909
 Fund shares repurchased                                           406                  -            8,544
 Due to Advisor, net                                                 -                  -                -
 Upon return of securities loaned                                    -                  -                -
 Administration and transfer agent fees                          8,012              7,905            7,963
 Distribution fees - Class B                                       281              1,585              567
 Shareholder servicing fees                                        644              1,992              685
 Trustees' fees                                                     15                 37               16
Accrued expenses and other payables                             14,021             13,574           14,012
                                                           -----------------------------------------------
 Total Liabilities                                              27,367            194,495           36,696
                                                           -----------------------------------------------
NET ASSETS                                                 $ 3,652,901       $ 12,050,789      $ 3,839,277
                                                           -----------------------------------------------
NET ASSETS CONSIST OF:
 Paid-in capital                                           $ 3,549,259       $ 11,654,140      $ 3,645,747
 Accumulated net investment income (loss)                       13,565             15,512                -
 Accumulated net realized gain (loss) on investments sold
   and foreign currency related transactions                     2,819              3,377             (503)
 Net unrealized appreciation of investments (including
   appreciation (depreciation) of foreign currency related
   transactions)                                                87,258            377,760          194,033
                                                           -----------------------------------------------
NET ASSETS                                                 $ 3,652,901       $ 12,050,789      $ 3,839,277
                                                           -----------------------------------------------
CLASS A SHARES:
 Net Assets                                                $ 3,031,177       $  8,761,912      $ 2,675,600
 Shares of beneficial interest outstanding                     287,981            822,863          248,596
 Net Asset Value, redemption and reinvestment price per
   share(2)                                                $     10.53       $      10.65      $     10.76
 Sales charge of offering price(3)                                0.64               0.65             0.66
                                                           -----------------------------------------------
 Maximum offering price per share                          $     11.17       $      11.30      $     11.42
                                                           -----------------------------------------------
CLASS B SHARES:
 Net Assets                                                $   621,724       $  3,288,877      $ 1,163,677
 Shares of beneficial interest outstanding                      59,164            309,525          108,350
 Net Asset Value, redemption and reinvestment price per
   share(2)                                                $     10.51       $      10.63      $     10.74
                                                           -----------------------------------------------
CLASS Y SHARES:
 Net Assets
 Shares of beneficial interest outstanding
 Net Asset Value, redemption and reinvestment price
   per share(2)
                                                           -----------------------------------------------

----------------------------------
(1) Fund commenced investment operations on June 30, 2006.
(2) If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.


--------------------------------------------------------------------------------
60

                See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------------------
CASH RESERVES                    HIGH INCOME       BALANCED      LARGE CAP        LARGE CAP
         FUND      BOND FUND            FUND           FUND     VALUE FUND      GROWTH FUND
$  17,801,099   $119,691,822   $  67,378,581   $180,976,487   $144,042,743   $  118,488,775
            -         96,690         361,137     14,028,698     38,690,432        8,005,730
-------------------------------------------------------------------------------------------
   17,801,099    119,788,512      67,739,718    195,005,185    182,733,175      126,494,505
            -          1,617               -            980
                                                                         -              384
            -              -         650,276              -              -                -
      763,903        158,444         138,612         30,640
       28,443        996,894       1,157,281        703,031        967,484          566,753
        7,094              -               -              -        179,887          241,704
       19,088         24,304          21,008         27,893        200,280           38,742
            -              -               -              -         28,608           24,625
            -          1,430           8,742          1,389              -            1,186
-------------------------------------------------------------------------------------------
   18,619,627    120,971,201      69,715,637    195,769,118    184,109,434      127,367,899
-------------------------------------------------------------------------------------------
      600,000              -       1,029,501              -        231,322          350,951
       13,248        335,440         395,783        456,185        270,755          305,690
            -         22,506          10,107         71,663         51,542           42,668
            -     17,471,094      12,131,612     23,225,289              -        7,399,712
        5,549         28,283          16,677         55,317         60,556           53,121
        2,746         23,674          11,053         51,397         39,914           27,931
            -         20,570          11,358         39,913         37,187           23,113
          117            727             390          1,220          1,252              797
       21,456         48,779          92,554         43,245         40,858           34,264
-------------------------------------------------------------------------------------------
      643,116     17,951,073      13,699,035     23,944,229        733,386        8,238,247
-------------------------------------------------------------------------------------------
$  17,976,511   $103,020,128   $  56,016,602   $171,824,889   $183,376,048   $  119,129,652
-------------------------------------------------------------------------------------------
$  17,976,531   $104,191,977   $  60,279,678   $154,968,483   $158,463,635   $  122,434,449
           (8)         2,879         156,711          5,928      1,733,337                -
          (12)    (1,271,418)     (4,780,924)     2,821,780    (15,511,356)     (11,310,527)
            -         96,690         361,137     14,028,698     38,690,432        8,005,730
-------------------------------------------------------------------------------------------
$  17,976,511   $103,020,128   $  56,016,602   $171,824,889   $183,376,048   $  119,129,652
-------------------------------------------------------------------------------------------
$  10,989,331   $ 59,645,886   $  36,281,125   $ 91,338,943   $113,441,315   $   65,215,522
   11,012,072      6,036,719       4,930,156      6,917,961      7,333,586        4,435,651
$        1.00   $       9.88   $        7.36   $      13.20   $      15.47   $        14.70
         0.06           0.47            0.35           0.81           0.94             0.90
-------------------------------------------------------------------------------------------
$        1.06   $      10.35   $        7.71   $      14.01   $      16.41   $        15.60
-------------------------------------------------------------------------------------------
$   4,241,732   $ 37,232,941   $  17,098,744   $ 80,485,946   $ 62,766,322   $   43,975,286
    4,256,297      3,767,289       2,315,091      6,090,114      4,129,362        3,167,308
$        1.00   $       9.88   $        7.39   $      13.22   $      15.20   $        13.88
-------------------------------------------------------------------------------------------
$   2,745,448   $  6,141,301   $   2,636,733                  $  7,168,411   $    9,938,844
    2,745,448        621,873         358,037                       462,938          675,138
         1.00
$               $       9.88   $        7.36                  $      15.48   $        14.72
-------------------------------------------------------------------------------------------

(3) Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Cash Reserves, Balanced, Large Cap Value and Large Cap Growth Funds; and 4.50% for the Bond and High Income Funds.


--------------------------------------------------------------------------------
                                                                              61

                See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

----------------------------------------------------------------------------------------------
                                                       MID CAP        MID CAP    INTERNATIONAL
                                                    VALUE FUND    GROWTH FUND     STOCK FUND
ASSETS:
Investments:
  Investments at cost                              $69,852,236    $65,833,911    $ 84,142,716
  Net unrealized appreciation                        8,749,657     3,949,320       19,468,850
                                                   -------------------------------------------
    Total investments at value                      78,601,893    69,783,231      103,611,566
  Cash                                                       -             -                -
  Foreign currency (cost of $183,022)(Note 2)                -             -          181,759
Receivables:
  Investments sold                                     625,390       620,520        1,160,925
  Fund shares sold                                     145,217       181,801          251,487
  Dividends and interest                                54,039        12,370          179,366
Prepaid insurance and registration fees                 15,112        15,251           24,410
Other assets                                            18,833           256           50,082
                                                   -------------------------------------------
  Total Assets                                      79,460,484    70,613,429      105,459,595
                                                   -------------------------------------------
LIABILITIES:
Payables:
  Investments purchased                                662,406       566,354          971,144
  Fund shares repurchased                              153,192       154,904          142,402
  Due to Advisor, net                                   24,640         9,810           52,067
  Upon return of securities loaned                  13,823,775    12,305,395                -
  Administration and transfer agent fees                28,002        25,139           26,231
  Distribution fees -- Class B                          15,712        10,003           10,183
  Shareholder servicing fees                            12,488        10,491           19,808
  Trustees' fees                                           432           372              686
Accrued expenses and other payables                     31,798        48,355           79,090
                                                   -------------------------------------------
  Total Liabilities                                 14,752,445    13,130,823        1,301,611
                                                   -------------------------------------------
NET ASSETS                                         $64,708,039    $57,482,606    $104,157,984
                                                   -------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                                  $43,469,817    $60,865,015    $ 73,181,969
  Accumulated undistributed net investment income      140,425             -          589,402
  Accumulated net realized gain (loss) on
    investments sold and foreign currency related
    transactions                                    12,348,140    (7,331,729)      10,918,461
  Net unrealized appreciation of investments
    (including appreciation (depreciation) of
    foreign currency related transactions)           8,749,657     3,949,320       19,468,152
                                                   -------------------------------------------
NET ASSETS                                         $64,708,039    $57,482,606    $104,157,984
                                                   -------------------------------------------
CLASS A SHARES:
  Net Assets                                       $34,363,802    $33,898,843    $ 78,957,751
  Shares of beneficial interest outstanding          2,211,205     5,408,310        5,041,407
  NET ASSET VALUE, redemption and reinvestment
    price
    per share(1)                                   $     15.54    $     6.27     $      15.66
  Sales charge of offering price(2)                       0.95          0.38             0.96
                                                   -------------------------------------------
  Maximum offering price per share                 $     16.49    $     6.65     $      16.62
                                                   -------------------------------------------
CLASS B SHARES:
  Net Assets                                       $24,813,274    $15,753,809    $ 16,174,882
  Shares of beneficial interest outstanding          1,658,962     2,641,816        1,047,203
  Net Asset Value, redemption and reinvestment
    price
    per share(1)                                   $     14.96    $     5.96     $      15.45
                                                   -------------------------------------------
CLASS Y SHARES:
  Net Assets                                       $ 5,530,963    $7,829,954     $  9,025,351
  Shares of beneficial interest outstanding            355,518     1,248,140          575,751
  Net Asset Value, redemption and reinvestment
    price
    per share(1)                                   $     15.56    $     6.27     $      15.68
                                                   -------------------------------------------

----------------------------------
(1) If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
(2) Sales charge of offering price is 5.75% for the Mid Cap Value, Mid Cap Growth and International Stock Funds.


--------------------------------------------------------------------------------
62

                See accompanying Notes to Financial Statements.

                     This page is left blank intentionally.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

------------------------------------------------------------------------------------------
                                             CONSERVATIVE        MODERATE       AGGRESSIVE
                                               ALLOCATION      ALLOCATION       ALLOCATION
                                                  FUND(1)         FUND(1)          FUND(1)
INVESTMENT INCOME:
  Interest                                   $       122        $    506        $    164
  Dividends                                       21,719          31,044             769
    Less: Foreign taxes withheld                       -               -               -
  Securities lending income, net                       -               -               -
                                             ---------------------------------------------
    Total investment income                       21,841          31,550             933
                                             ---------------------------------------------
EXPENSES:
Management fees                                    1,247           3,061           1,303
Administration and transfer agent fees            29,015          29,045          29,038
Registration expenses                             10,415          10,597          10,429
Custodian and accounting fees                      4,996           4,996           4,996
Professional fees                                 13,689          13,792          13,694
Reports to shareholders expense                    1,375           1,528           1,383
Trustees' fees                                        48             101              49
Distribution fees -- Class B                         492           2,781             949
Shareholder servicing fees -- Class A              1,395           2,901           1,316
Shareholder servicing fees -- Class B                164             927             316
Compliance expense                                 1,000           1,000           1,000
Amortization of offering costs                       741             741             740
Other expenses                                       878             880             878
                                             ---------------------------------------------
  Total expenses before reimbursement/waiver      65,455          72,350          66,091
  Less: reimbursement/waiver                     (60,600)        (58,861)        (60,571)
                                             ---------------------------------------------
  Total expenses net of reimbursement/waiver       4,855          13,489           5,520
                                             ---------------------------------------------
NET INVESTMENT INCOME (LOSS)                      16,986          18,061          (4,587)
                                             ---------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on investments
  (including net realized gain (loss) on
  foreign currency related transactions)           2,819           3,306           1,589
Net change in unrealized appreciation on
  investments (including a net unrealized
  appreciation (depreciation) on foreign
  currency related transactions)                  87,258         377,760         194,033
                                             ---------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS                                      90,077         381,066         195,622
                                             ---------------------------------------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS                              $   107,063        $399,127        $191,035
                                             ---------------------------------------------

----------------------------------

(1) Fund commenced investment operations on June 30, 2006.



--------------------------------------------------------------------------------
64

                See accompanying Notes to Financial Statements.

-----------------------------------------------------------------------------------
         CASH                      HIGH                   LARGE CAP       LARGE CAP
     RESERVES        BOND        INCOME      BALANCED         VALUE          GROWTH
         FUND        FUND          FUND          FUND          FUND            FUND
     $773,372   $5,332,433  $ 4,265,177   $ 3,587,443   $    71,118   $      54,198
            -           -        52,043     2,349,065     4,455,098       1,550,853
            -           -          (744)         (844)         (180)         (6,901)
            -      25,064        22,826        26,871         2,434          12,257
-----------------------------------------------------------------------------------
      773,372   5,357,497     4,339,302     5,962,535     4,528,470       1,610,407
-----------------------------------------------------------------------------------
       65,883     518,600       298,829     1,245,230       983,596         939,119
       40,911     212,801       124,704       421,519       459,894         417,647
       30,282      33,233        29,888        35,107        37,086          34,991
       18,895      36,518        29,387        46,496        42,960          36,625
       13,972      22,430        22,282        28,432        27,924          24,280
        2,480      16,009         9,219        27,709        28,819          22,041
        1,709      10,999         5,756        17,133        18,792          12,687
       38,308     314,736       143,760       676,160       516,626         368,071
            -     151,860        87,003       253,548       272,239         186,884
            -     104,912        47,920       225,387       172,208         122,690
        5,214       5,214         5,214         5,214         5,214           5,214
            -           -             -             -             -               -
        1,701       6,845         4,387        12,160        11,088           7,719
-----------------------------------------------------------------------------------
      219,355   1,434,157       808,349     2,994,095     2,576,446       2,177,968
      (90,538)   (189,515)     (122,119)     (210,578)     (276,232)       (310,809)
-----------------------------------------------------------------------------------
      128,817   1,244,642       686,230     2,783,517     2,300,214       1,867,159
-----------------------------------------------------------------------------------
      644,555   4,112,855     3,653,072     3,179,018     2,228,256        (256,752)
-----------------------------------------------------------------------------------
           (5)   (403,816)      313,613    11,963,911    12,909,804      15,215,544
            -     696,586       310,355     1,301,919    14,788,053      (6,799,789)
-----------------------------------------------------------------------------------
           (5)    292,770       623,968    13,265,830    27,697,857       8,415,755
-----------------------------------------------------------------------------------
     $644,550   $4,405,625  $ 4,277,040   $16,444,848   $29,926,113   $   8,159,003
-----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              65

                See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

----------------------------------------------------------------------------------------
                                             MID CAP          MID CAP      INTERNATIONAL
                                          VALUE FUND      GROWTH FUND         STOCK FUND
INVESTMENT INCOME:
  Interest                               $    50,238      $   55,492        $    73,411
  Dividends                                1,230,456         243,877          2,400,059
    Less: Foreign taxes withheld                (524)         (1,434)          (215,276)
  Securities lending income, net              18,739           2,842                  -
                                         -----------------------------------------------
    Total investment income                1,298,909         300,777          2,258,194
                                         -----------------------------------------------
EXPENSES:
Management fees                              637,040         377,980            903,240
Administration and transfer agent fees       212,898         191,429            182,730
Registration expenses                         29,207          29,094             31,583
Custodian and accounting fees                 41,058          45,643            217,050
Professional fees                             20,634          18,665             27,689
Reports to shareholders expense                9,707           8,447             11,243
Trustees' fees                                 6,309           5,193              8,583
Distribution fees - Class B                  181,877         116,563            107,440
Shareholder servicing fees - Class A         105,078          84,423            176,031
Shareholder servicing fees - Class B          60,626          38,854             35,813
Compliance expense                             5,214           5,214              5,214
Other expenses                                 4,788           3,529              4,657
                                         -----------------------------------------------
  Total expenses before
    reimbursement/waiver                   1,314,436         925,034          1,711,273
  Less: reimbursement/waiver                (195,647)       (206,584)          (230,191)
                                         -----------------------------------------------
  Total expenses net of
    reimbursement/waiver                   1,118,789         718,450          1,481,082
                                         -----------------------------------------------
NET INVESTMENT INCOME (LOSS)                 180,120        (417,673)           777,112
                                         -----------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain on investments
  (including net realized gain (loss) on
  foreign currency related
  transactions)(1)                        14,089,064      10,239,937         10,823,451
Net change in unrealized appreciation
  (depreciation) on investments
  (including a net unrealized
  appreciation (depreciation) on foreign
  currency related transactions)(2)       (3,919,762)     (1,880,424)         6,822,444
                                         -----------------------------------------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS                              10,169,302       8,359,513         17,645,895
                                         -----------------------------------------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS                          $10,349,422      $7,941,840        $18,423,007
                                         -----------------------------------------------

----------------------------------

(1) Includes foreign capital gains taxes paid of $3,813 for the International Stock Fund.
(2) Net of deferred foreign capital gains taxes of $4,945 for the International Stock Fund.



--------------------------------------------------------------------------------
66

                See accompanying Notes to Financial Statements.

                     This page is left blank intentionally.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------
                                              CONSERVATIVE            MODERATE             AGGRESSIVE
                                           ALLOCATION FUND(1)    ALLOCATION FUND(1)    ALLOCATION FUND(1)
                                           ------------------    ------------------    ------------------
 FOR THE YEAR OR PERIOD ENDED OCTOBER 31,         2006                  2006                  2006
NET ASSETS AT BEGINNING OF PERIOD              $        -            $         -           $        -
                                           --------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                     16,986                 18,061               (4,587)
  Net realized gain (loss)                          2,819                  3,306                1,589
  Net change in unrealized appreciation            87,258                377,760              194,033
                                           --------------------------------------------------------------
  Net increase in net assets from
    operations                                    107,063                399,127              191,035
                                           --------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                             -                      -                    -
    Class B                                             -                      -                    -
    Class Y                                             -                      -                    -
                                           --------------------------------------------------------------
    Total distributions                                 -                      -                    -
CAPITAL STOCK TRANSACTIONS:
  CLASS A SHARES
  Shares sold                                   2,974,268              8,485,312            2,556,341
  Issued to shareholders in reinvestment
    of distributions                                    -                      -                    -
  Shares redeemed                                 (37,356)               (19,946)             (25,928)
  Redemption fees                                      53                      -                    -
                                           --------------------------------------------------------------
  Net increase (decrease) from capital
    stock transactions                          2,936,965              8,465,366            2,530,413
                                           --------------------------------------------------------------
  CLASS B SHARES
  Shares sold                                     640,103              3,253,668            1,149,576
  Issued to shareholders in reinvestment
    of distributions                                    -                      -                    -
  Shares redeemed                                 (31,230)               (67,372)             (31,747)
                                           --------------------------------------------------------------
  Net increase (decrease) from capital
    stock transactions                            608,873              3,186,296            1,117,829
                                           --------------------------------------------------------------
CLASS Y SHARES
  Shares sold                                           -                      -                    -
  Issued to shareholders in reinvestment
    of distributions                                    -                      -                    -
  Shares redeemed                                       -                      -                    -
                                           --------------------------------------------------------------
  Net increase from capital stock
    transactions                                        -                      -                    -
                                           --------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         3,652,901             12,050,789            3,839,277
                                           --------------------------------------------------------------
NET ASSETS AT END OF PERIOD                    $3,652,901            $12,050,789           $3,839,277
                                           --------------------------------------------------------------
  Accumulated net investment income            $   13,565            $    15,512           $        -
                                           --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
  CLASS A SHARES
  Shares sold                                     291,590                824,793              251,071
  Issued to shareholders in reinvestment
    of distributions                                    -                      -                    -
  Shares redeemed                                  (3,609)                (1,930)              (2,475)
                                           --------------------------------------------------------------
  Net increase (decrease) from capital
    stock transactions                            287,981                822,863              248,596
                                           --------------------------------------------------------------
  CLASS B SHARES
  Shares sold                                      62,123                315,940              111,446
  Issued to shareholders in reinvestment
    of distributions                                    -                      -                    -
  Shares redeemed                                  (2,959)                (6,415)              (3,096)
                                           --------------------------------------------------------------
  Net increase (decrease) from capital
    stock transactions                             59,164                309,525              108,350
                                           --------------------------------------------------------------
  CLASS Y SHARES(2)
  Shares sold
  Issued to shareholders in reinvestment
    of distributions
  Shares redeemed
                                           --------------------------------------------------------------
  Net increase from capital stock
    transactions
                                           --------------------------------------------------------------

----------------------------------

(1) Fund commenced investment operations on June 30, 2006.
(2) Class Y commenced investment operations on June 30, 2006. Class Y is not available for the Allocation and Balanced Funds.


--------------------------------------------------------------------------------
68

                See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------------
            CASH RESERVES FUND                           BOND FUND
    -----------------------------------     -----------------------------------
         2006                2005                2006                2005
     $ 17,347,840         $20,348,022        $109,530,215        $115,169,491
-------------------------------------------------------------------------------------
          644,555             366,161           4,112,855           3,920,310
               (5)                 (7)           (403,816)            210,525
                -                   -             696,586          (3,572,710)
-------------------------------------------------------------------------------------
          644,550             366,154           4,405,625             558,125
-------------------------------------------------------------------------------------
         (453,637)           (261,600)         (2,612,420)         (2,405,620)
         (172,164)           (105,896)         (1,484,994)         (1,647,191)
          (19,565)                  -             (48,143)                  -
-------------------------------------------------------------------------------------
         (645,366)           (367,496)         (4,145,557)         (4,052,811)
       12,927,325           6,087,557          10,141,287          13,980,460
          443,451             258,400           2,518,469           2,314,294
      (13,623,930)         (7,018,403)        (15,108,256)        (12,352,304)
                -                   -                 544               1,381
-------------------------------------------------------------------------------------
         (253,154)           (672,446)         (2,447,956)          3,943,831
-------------------------------------------------------------------------------------
        1,362,350           1,672,418           2,127,842           3,970,780
          157,059              97,404           1,353,157           1,512,182
       (3,382,216)         (4,096,216)        (13,860,774)        (11,571,383)
-------------------------------------------------------------------------------------
       (1,862,807)         (2,326,394)        (10,379,775)         (6,088,421)
-------------------------------------------------------------------------------------
        2,939,100                   -           7,826,110                   -
           19,565                   -              48,144                   -
         (213,217)                  -          (1,816,678)                  -
-------------------------------------------------------------------------------------
        2,745,448                   -           6,057,576                   -
-------------------------------------------------------------------------------------
          628,671          (3,000,182)         (6,510,087)         (5,639,276)
-------------------------------------------------------------------------------------
     $ 17,976,511         $17,347,840        $103,020,128        $109,530,215
-------------------------------------------------------------------------------------
     $         (8)        $       803        $      2,879        $     37,296
-------------------------------------------------------------------------------------
       12,927,380           6,087,557           1,036,915           1,394,768
          443,451             258,400             257,346             230,356
      (13,623,930)         (7,018,403)         (1,544,979)         (1,229,378)
-------------------------------------------------------------------------------------
         (253,099)           (672,446)           (250,718)            395,746
-------------------------------------------------------------------------------------
        1,361,802           1,672,418             217,901             394,605
          157,059              97,404             138,200             150,443
       (3,382,216)         (4,096,216)         (1,417,962)         (1,150,615)
-------------------------------------------------------------------------------------
       (1,863,355)         (2,326,394)         (1,061,861)           (605,567)
-------------------------------------------------------------------------------------
        2,939,100                   -             803,148                   -
           19,565                   -               4,897                   -
         (213,217)                  -            (186,172)                  -
-------------------------------------------------------------------------------------
        2,745,448                   -             621,873                   -
-------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              69

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------
                                                           HIGH INCOME FUND               BALANCED FUND
                                                       -------------------------   ---------------------------
FOR THE YEAR ENDED OCTOBER 31,                            2006          2005           2006           2005
NET ASSETS AT BEGINNING OF PERIOD                      $65,126,572   $67,485,810   $205,715,130   $204,684,264
                                                       -------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                                   3,653,072     4,289,635      3,179,018      3,188,269
 Net realized gain (loss)                                  313,613       493,268     11,963,911      7,310,825
 Net change in unrealized appreciation (depreciation)      310,355    (3,072,100)     1,301,919        579,312
                                                       -------------------------------------------------------
 Net increase in net assets from operations              4,277,040     1,710,803     16,444,848     11,078,406
                                                       -------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
   Class A                                              (2,431,599)   (2,947,502)    (2,031,413)    (2,024,516)
   Class B                                              (1,189,183)   (1,279,041)    (1,152,532)    (1,230,115)
   Class Y                                                 (33,786)            -              -              -
                                                       -------------------------------------------------------
TOTAL DISTRIBUTIONS                                     (3,654,568)   (4,226,543)    (3,183,945)    (3,254,631)
CAPITAL STOCK TRANSACTIONS:
 CLASS A SHARES
 Shares sold                                             9,892,530     8,513,095     17,702,055     19,500,679
 Issued to shareholders in reinvestment of
   distributions                                         1,878,657     1,770,738      2,003,495      1,999,000
 Shares redeemed                                       (19,763,802)   (8,840,700)   (42,574,463)   (16,722,892)
 Redemption fees                                               705           198          1,022            352
                                                       -------------------------------------------------------
 Net increase (decrease) from capital stock
   transactions                                         (7,991,910)    1,443,331    (22,867,891)     4,777,139
                                                       -------------------------------------------------------
 CLASS B SHARES
 Shares sold                                             1,626,452     2,949,055      4,521,125      9,776,495
 Issued to shareholders in reinvestment of
   distributions                                           978,918     1,035,777      1,127,458      1,199,896
 Shares redeemed                                        (6,963,369)   (5,271,661)   (29,931,836)   (22,546,439)
                                                       -------------------------------------------------------
 Net (decrease) from capital stock transactions         (4,357,999)   (1,286,829)   (24,283,253)   (11,570,048)
                                                       -------------------------------------------------------
 CLASS Y SHARES
 Shares sold                                             2,800,030             -              -              -
 Issued to shareholders in reinvestment of
   distributions                                            33,786             -              -              -
 Shares redeemed                                          (216,349)            -              -              -
                                                       -------------------------------------------------------
 Net increase from capital stock transactions            2,617,467             -              -              -
                                                       -------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (9,109,970)   (2,359,238)   (33,890,241)     1,030,866
                                                       -------------------------------------------------------
NET ASSETS at end of period                            $56,016,602   $65,126,572   $171,824,889   $205,715,130
                                                       -------------------------------------------------------
Accumulated net investment income                      $   156,711   $   157,170   $      5,928   $      3,909
                                                       -------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 CLASS A SHARES
 Shares sold                                             1,350,232     1,133,885      1,401,144      1,594,151
 Issued to shareholders in reinvestment of
   distributions                                           257,041       237,816        158,390        163,465
 Shares redeemed                                        (2,698,570)   (1,189,373)    (3,411,546)    (1,365,001)
                                                       -------------------------------------------------------
 Net increase (decrease) from capital stock
   transactions                                         (1,091,297)      182,328     (1,852,012)       392,615
                                                       -------------------------------------------------------
 CLASS B SHARES
 Shares sold                                               221,556       393,564        357,686        799,826
 Issued to shareholders in reinvestment of
   distributions                                           133,435       138,631         89,093         98,163
 Shares redeemed                                          (947,225)     (704,210)    (2,368,149)    (1,838,903)
                                                       -------------------------------------------------------
 Net (decrease) from capital stock transactions           (592,234)     (172,015)    (1,921,370)      (940,914)
                                                       -------------------------------------------------------
 CLASS Y SHARES(2)
 Shares sold                                               382,987             -
 Issued to shareholders in reinvestment of
   distributions                                             4,613             -
 Shares redeemed                                           (29,563)            -
                                                       -------------------------------------------------------
 Net increase from capital stock transactions              358,037             -
                                                       -------------------------------------------------------

----------------------------------

(1) Class Y commenced investment operations on June 30, 2006. Class Y is not available for the Allocation and Balanced Funds.



--------------------------------------------------------------------------------
70

                See accompanying Notes to Financial Statements.

-------------------------------------------------------------
       LARGE CAP VALUE FUND          LARGE CAP GROWTH FUND
    ---------------------------   ---------------------------
        2006           2005           2006           2005
    $177,793,189   $169,337,191   $133,731,230   $137,218,036
-------------------------------------------------------------
       2,228,256      1,726,743       (256,752)       426,541
      12,909,804       (333,713)    15,215,544      4,642,829
      14,788,053     14,146,845     (6,799,789)     3,474,748
-------------------------------------------------------------
      29,926,113     15,539,875      8,159,003      8,544,118
-------------------------------------------------------------
      (1,397,838)    (1,084,836)      (422,539)        (4,002)
        (417,037)      (377,017)             -              -
               -              -              -              -
-------------------------------------------------------------
      (1,814,875)    (1,461,853)      (422,539)        (4,002)
      20,907,477     21,817,829     11,131,414     11,846,637
       1,385,357      1,072,530        419,623          3,921
     (29,570,359)   (12,359,804)   (29,196,406)   (11,623,924)
              46             43            150             13
-------------------------------------------------------------
      (7,277,479)    10,530,598    (17,645,219)       226,647
-------------------------------------------------------------
       3,990,922      5,643,751      2,608,151      3,402,886
         406,155        368,151              -              -
     (26,471,869)   (22,164,524)   (16,717,772)   (15,656,455)
-------------------------------------------------------------
     (22,074,792)   (16,152,622)   (14,109,621)   (12,253,569)
-------------------------------------------------------------
       7,945,792              -     10,230,128              -
               -              -              -              -
      (1,121,900)             -       (813,330)             -
-------------------------------------------------------------
       6,823,892              -      9,416,798              -
-------------------------------------------------------------
       5,582,859      8,455,998    (14,601,578)    (3,486,806)
-------------------------------------------------------------
    $183,376,048   $177,793,189   $119,129,652   $133,731,230
-------------------------------------------------------------
    $  1,733,337   $  1,330,889   $          -   $    422,539
-------------------------------------------------------------
       1,480,466      1,686,415        793,139        871,267
         103,154         82,885         30,145            286
      (2,112,059)      (950,793)    (2,129,786)      (853,010)
-------------------------------------------------------------
        (528,439)       818,507     (1,306,502)        18,543
-------------------------------------------------------------
         287,531        443,034        196,201        264,215
          30,584         28,784              -              -
      (1,896,703)    (1,733,043)    (1,260,713)    (1,211,040)
-------------------------------------------------------------
      (1,578,588)    (1,261,225)    (1,064,512)      (946,825)
-------------------------------------------------------------
         539,416              -        733,687              -
               -              -              -              -
         (76,478)             -        (58,549)             -
-------------------------------------------------------------
         462,938              -        675,138              -
-------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              71

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------------------
                                           MID CAP VALUE FUND          MID CAP GROWTH FUND       INTERNATIONAL STOCK FUND
                                        -------------------------   -------------------------   --------------------------
FOR THE YEAR ENDED OCTOBER 31,             2006          2005          2006          2005           2006          2005
NET ASSETS AT BEGINNING OF PERIOD       $66,758,591   $60,207,060   $46,859,450   $38,927,058   $69,746,931    $51,473,800
                                        ----------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)               180,120       (30,551)    (417,673)      (210,899)      777,112        647,859
 Net realized gain                       14,089,064     4,522,348   10,239,937      3,883,785    10,823,451      8,668,893
 Net change in unrealized appreciation
   (depreciation)                        (3,919,762)    3,767,022   (1,880,424)       718,895     6,822,444      1,851,149
                                        ----------------------------------------------------------------------------------
 Net increase in net assets from
   operations                            10,349,422     8,258,819    7,941,840      4,391,781    18,423,007     11,167,901
                                        ----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
 Class A                                    (24,039)     (295,803)           -              -      (635,430)      (419,232)
 Class B                                          -             -            -              -       (30,964)        (8,299)
 Class Y                                          -             -            -              -             -              -
Net realized gains
 Class A                                 (2,905,036)            -            -              -       (31,599)             -
 Class B                                 (1,562,221)            -            -              -        (6,158)             -
 Class Y                                          -             -            -              -             -              -
                                        ----------------------------------------------------------------------------------
 Total distributions                     (4,491,296)     (295,803)           -              -      (704,151)      (427,531)
CAPITAL STOCK TRANSACTIONS:
CLASS A SHARES
 Shares sold                              7,577,181     6,770,681    6,486,021      9,319,697    11,830,931      8,611,712
 Issued to shareholders in reinvestment
   of distributions                       2,882,740       263,976            -              -       647,398        404,891
 Shares redeemed                        (23,629,914)   (8,335,996)  (10,206,754)   (5,891,137)   (6,807,125)    (3,252,531)
 Redemption fees                                371         1,213        1,156             36           990            768
                                        ----------------------------------------------------------------------------------
 Net increase (decrease) from capital
   stock transactions                   (13,169,622)   (1,300,126)  (3,719,577)     3,428,596     5,672,194      5,764,840
                                        ----------------------------------------------------------------------------------
CLASS B SHARES
 Shares sold                              3,462,269     3,467,853    2,327,950      2,860,783     5,994,867      3,618,865
 Issued to shareholders in reinvestment
   of distributions                       1,515,538             -            -              -        36,150          8,157
 Shares redeemed                         (4,997,839)   (3,579,212)  (3,289,072)    (2,748,768)   (3,623,098)    (1,859,101)
                                        ----------------------------------------------------------------------------------
 Net increase (decrease) from capital
   stock transactions                       (20,032)     (111,359)    (961,122)       112,015     2,407,919      1,767,921
                                        ----------------------------------------------------------------------------------
CLASS Y SHARES
 Shares sold                              5,787,430             -    8,014,612              -     9,549,386              -
 Issued to shareholders in reinvestment
   of distributions                               -             -            -              -             -              -
 Shares redeemed                           (506,454)            -     (652,597)             -      (937,302)             -
                                        ----------------------------------------------------------------------------------
 Net increase from capital stock
   transactions                           5,280,976             -    7,362,015              -     8,612,084              -
                                        ----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS  (2,050,552)    6,551,531   10,623,156      7,932,392    34,411,053     18,273,131
                                        ----------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD             $64,708,039   $66,758,591   $57,482,606   $46,859,450   $104,157,984   $69,746,931
                                        ----------------------------------------------------------------------------------
 Accumulated net investment income      $   140,425   $         -   $        -    $         -   $   589,402    $   608,408
                                        ----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
CLASS A SHARES
 Shares sold                                521,717       502,042    1,105,355      1,823,270       821,660        720,801
 Issued to shareholders in reinvestment
   of distributions                         207,113        19,715            -              -        48,064         34,695
 Shares redeemed                         (1,651,619)     (610,886)  (1,738,051)    (1,141,602)     (477,375)      (265,298)
                                        ----------------------------------------------------------------------------------
 Net increase (decrease) from capital
   stock transactions                      (922,789)      (89,129)    (632,696)       681,668       392,349        490,198
                                        ----------------------------------------------------------------------------------
CLASS B SHARES
 Shares sold                                246,758       263,787      415,538        579,081       420,428        307,425
 Issued to shareholders in reinvestment
   of distributions                         112,429             -            -              -         2,708            705
 Shares redeemed                           (355,404)     (271,823)    (587,263)      (557,779)     (251,326)      (158,736)
                                        ----------------------------------------------------------------------------------
 Net increase (decrease) from capital
   stock transactions                         3,783        (8,036)    (171,725)        21,302       171,810        149,394
                                        ----------------------------------------------------------------------------------
CLASS Y SHARES(1)
 Shares sold                                389,726             -    1,359,324              -       638,254              -
 Issued to shareholders in reinvestment
   of distributions                               -             -            -              -             -              -
 Shares redeemed                            (34,208)            -     (111,184)             -       (62,503)             -
                                        ----------------------------------------------------------------------------------
 Net increase from capital stock
   transactions                             355,518             -    1,248,140              -       575,751              -
                                        ----------------------------------------------------------------------------------

----------------------------------

(1) Class Y commenced investment operations on June 30, 2006. Class Y is not available for the Allocation and Balanced Funds.


--------------------------------------------------------------------------------
72

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

--------------------------------------------------------------------------------------------
                                          CONSERVATIVE        MODERATE         AGGRESSIVE
                                         ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
                                         ---------------   ---------------   ---------------
                                            INCEPTION         INCEPTION         INCEPTION
                                         to 10/31/06(1)    to 10/31/06(1)    to 10/31/061(1)
CLASS A
------
NET ASSET VALUE at beginning of period       $10.00            $10.00            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        0.05              0.02             (0.01)
  Net realized and unrealized gain on
    investments                                0.48              0.63              0.77
                                         ---------------------------------------------------
   Total from investment operations            0.53              0.65              0.76
                                         ---------------------------------------------------
Net increase in net asset value                0.53              0.65              0.76
                                         ---------------------------------------------------
NET ASSET VALUE at end of period             $10.53            $10.65            $10.76
                                         ---------------------------------------------------
TOTAL RETURN(2)                                5.30%(3)          6.50%(3)          7.60%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)       $3,031            $8,762            $2,675
Ratios of expenses to average net
  assets
 Before reimbursement of expenses by
   Advisor                                    10.53%(4)          4.73%(4)         10.14%(4)
 After reimbursement of expenses by
   Advisor                                     0.70%(4)          0.70%(4)          0.70%(4)
Ratio of net investment income to
  average net assets
 After reimbursement of expenses by
   Advisor                                     2.78%(4)          1.34%(4)         (0.56)%(4)
Portfolio Turnover                               26%(3)            11%(3)            10%(3)
CLASS B
------
NET ASSET VALUE at beginning of period       $10.00            $10.00            $10.00
                                         ---------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        0.02              0.01             (0.01)
  Net realized and unrealized gain on
    investments                                0.49              0.62              0.75
                                         ---------------------------------------------------
   Total from investment operations            0.51              0.63              0.74
                                         ---------------------------------------------------
Net increase in net asset value                0.51              0.63              0.74
                                         ---------------------------------------------------
NET ASSET VALUE at end of period             $10.51            $10.63            $10.74
                                         ---------------------------------------------------
TOTAL RETURN(2)                                5.10%(3)          6.30%(3)          7.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)       $  622            $3,289            $1,164
Ratios of expenses to average net
  assets
 Before reimbursement of expenses by
   Advisor                                    10.21%(4)          4.71%(4)         10.07%(4)
 After reimbursement of expenses by
   Advisor                                     1.45%(4)          1.45%(4)          1.45%(4)
Ratio of net investment income to
  average net assets
 After reimbursement of expenses by
   Advisor                                     2.20%(4)          0.67%(4)         (1.28)%(4)
Portfolio Turnover                               26%(3)            11%(3)            10%(3)

----------------------------------
(1) Commenced investment operations on June 30, 2006.
(2) Total return at net asset value and excludes applicable sales charge.
(3) Not annualized.
(4) Annualized.



--------------------------------------------------------------------------------
                                                                              73

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

------------------------------------------------------------------------------------------------------------
                                                                  CASH RESERVES FUND
                                          ------------------------------------------------------------------
                                                            FOR THE YEAR ENDED OCTOBER 31,
                                          ------------------------------------------------------------------
                                               2006           2005         2004         2003         2002
CLASS A
------
NET ASSET VALUE at beginning of period       $  1.00        $  1.00      $  1.00      $  1.00      $  1.00
                                          ------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.04           0.02         0.01         0.00(1)      0.01
                                          ------------------------------------------------------------------
   Total from investment operations             0.04           0.02         0.01         0.00         0.01
                                          ------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
    income                                     (0.04)         (0.02)       (0.01)       (0.00)(1)    (0.01)
                                          ------------------------------------------------------------------
   Total distributions                         (0.04)         (0.02)       (0.01)       (0.00)       (0.01)
                                          ------------------------------------------------------------------
Net increase (decrease) in net asset
  value                                            -              -            -            -            -
                                          ------------------------------------------------------------------
NET ASSET VALUE at end of period             $  1.00        $  1.00      $  1.00      $  1.00      $  1.00
                                          ------------------------------------------------------------------
TOTAL RETURN(2)                                 4.27%          2.33%        0.68%        0.75%        1.57%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)       $10,989        $11,243      $11,916      $14,236      $16,487
Ratios of expenses to average net assets:
 Before reimbursement of expenses by
   Advisor                                      1.09%          0.98%        0.82%        0.87%        0.99%
 After reimbursement of expenses by
   Advisor                                      0.55%          0.55%        0.55%        0.55%        0.55%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by
   Advisor                                      4.13%          2.30%        0.68%        0.75%        1.46%
CLASS B
------
NET ASSET VALUE at beginning of period       $  1.00        $  1.00      $  1.00      $  1.00      $  1.00
                                          ------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.03           0.02         0.00(1)      0.00(1)      0.01
                                          ------------------------------------------------------------------
   Total from investment operations             0.03           0.02         0.00         0.00         0.01
                                          ------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
    income                                     (0.03)         (0.02)           -         0.00(1)     (0.01)
                                          ------------------------------------------------------------------
   Total distributions                         (0.03)         (0.02)           -         0.00        (0.01)
                                          ------------------------------------------------------------------
Net increase (decrease) in net asset
  value                                            -              -         0.00            -            -
                                          ------------------------------------------------------------------
NET ASSET VALUE at end of period             $  1.00        $  1.00      $  1.00      $  1.00      $  1.00
                                          ------------------------------------------------------------------
TOTAL RETURN(2)                                 3.48%          1.57%        0.07%        0.08%        0.81%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)       $ 4,242        $ 6,105      $ 8,432      $12,071      $17,636
Ratios of expenses to average net assets:
 Before reimbursement of expenses by
   Advisor                                      1.84%          1.73%        1.57%        1.62%        1.74%
 After reimbursement of expenses by
   Advisor                                      1.30%          1.30%        1.15%(3)     1.23%(3)     1.30%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by
   Advisor                                      3.37%          1.49%        0.06%        0.08%        0.71%

----------------------------------
(1) Amounts represent less than $0.005 per share.
(2) Total return at net asset value and excludes applicable sales charge.
(3) Amount includes fees waived by distributor (Note 3).



--------------------------------------------------------------------------------
74

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

---------------------------------------------------------
                                           CASH RESERVES
                                                FUND
                                           --------------
                                             INCEPTION
                                           to 10/31/06(1)
CLASS Y
------
NET ASSET VALUE at beginning of period        $  1.00
                                              -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          0.02
                                              -------
   Total from investment operations              0.02
                                              -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income      (0.02)
                                              -------
   Total distributions                          (0.02)
                                              -------
Net increase (decrease) in net asset value          -
                                              -------
NET ASSET VALUE at end of period              $  1.00
                                              -------
TOTAL RETURN(2)                                  1.57%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)        $ 2,746
Ratios of expenses to average net assets
 Before reimbursement of expenses by
   Advisor                                       1.35%(5)
 After reimbursement of expenses by
   Advisor                                       0.55%(5)
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by
   Advisor                                       4.75%(5)

                                                                        BOND FUND
                                              --------------------------------------------------------------
                                                              FOR THE YEAR ENDED OCTOBER 31,
                                              --------------------------------------------------------------
                                                 2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------
CLASS A
------
NET ASSET VALUE at beginning of period         $  9.85      $ 10.17      $ 10.12      $ 10.17      $ 10.23
                                              --------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.42         0.39         0.37         0.40         0.47
  Net realized and unrealized gain (loss) on
    investments                                   0.03        (0.31)        0.07        (0.05)       (0.06)(3)
                                              --------------------------------------------------------------
   Total from investment operations               0.45         0.08         0.44         0.35         0.41
                                              --------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income       (0.42)       (0.40)       (0.39)       (0.40)       (0.47)
                                              --------------------------------------------------------------
   Total distributions                           (0.42)       (0.40)       (0.39)       (0.40)       (0.47)
                                              --------------------------------------------------------------
Net increase (decrease) in net asset value        0.03        (0.32)        0.05        (0.05)       (0.06)
                                              --------------------------------------------------------------
NET ASSET VALUE at end of period               $  9.88      $  9.85      $ 10.17      $ 10.12      $ 10.17
                                              --------------------------------------------------------------
TOTAL RETURN(2)                                   4.70%        0.74%        4.46%        3.51%        4.21%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $59,646      $61,942      $59,900      $78,165      $63,069
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor      1.08%        1.07%        1.01%        1.10%        1.17%
 After reimbursement of expenses by Advisor       0.90%        0.90%        0.90%        0.90%        0.90%
Ratio of net investment income to average net
  assets
 After reimbursement of expenses by Advisor       4.27%        3.82%        3.73%        3.94%        4.62%
Portfolio Turnover(6)                               33%          43%          81%          75%          90%

----------------------------------
1 Commenced investment operations on June 30, 2006.
2 Total return at net asset value and excludes applicable sales charge.
3 The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
4 Not annualized.
5 Annualized.
6 Portfolio turnover is calculated at the Fund level and represents the entire fiscal year period.



--------------------------------------------------------------------------------
                                                                              75

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

-------------------------------------------------------------------------------------------------------------
                                                                         BOND FUND
                                               --------------------------------------------------------------
                                                               FOR THE YEAR ENDED OCTOBER 31,
                                               --------------------------------------------------------------
                                                  2006         2005         2004         2003         2002
CLASS B
------
NET ASSET VALUE at beginning of period          $  9.85      $ 10.17      $ 10.12      $ 10.18      $ 10.24
                                               --------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.35         0.31         0.30         0.33         0.39
  Net realized and unrealized gain (loss) on
    investments                                    0.03        (0.31)        0.07        (0.06)       (0.05)(2)
                                               --------------------------------------------------------------
   Total from investment operations                0.38            -         0.37         0.27         0.34
                                               --------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income        (0.35)       (0.32)       (0.32)       (0.33)       (0.40)
                                               --------------------------------------------------------------
   Total distributions                            (0.35)       (0.32)       (0.32)       (0.33)       (0.40)
                                               --------------------------------------------------------------
Net increase (decrease) in net asset value         0.03        (0.32)        0.05        (0.06)       (0.06)
                                               --------------------------------------------------------------
NET ASSET VALUE at end of period                $  9.88      $  9.85      $ 10.17      $ 10.12      $ 10.18
                                               --------------------------------------------------------------
TOTAL RETURN(3)                                    3.91%       (0.01)%       3.68%        2.64%        3.44%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)          $37,233      $47,588      $55,269      $64,529      $60,517
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor       1.83%        1.82%        1.76%        1.85%        1.92%
 After reimbursement of expenses by Advisor        1.65%        1.65%        1.65%        1.65%        1.65%
Ratio of net investment income to average net
  assets
 After reimbursement of expenses by Advisor        3.51%        3.08%        2.95%        3.19%        3.87%
Portfolio Turnover(6)                                33%          43%          81%          75%          90%

-------------------------------------------------------------
                                                 INCEPTION
                                               to 10/31/06(1)
CLASS Y
------
NET ASSET VALUE at beginning of period             $  9.61
                                                   -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                               0.15
  Net realized and unrealized gain on
    investments                                       0.27
                                                   -------
   Total from investment operations                   0.42
                                                   -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income           (0.15)
                                                   -------
   Total distributions                               (0.15)
                                                   -------
Net increase in net asset value                       0.27
                                                   -------
NET ASSET VALUE at end of period                   $  9.88
                                                   -------
TOTAL RETURN(3)                                       4.39%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)             $ 6,141
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor          0.89%(5)
 After reimbursement of expenses by Advisor           0.65%(5)
Ratio of net investment income to average net
  assets
 After reimbursement of expenses by Advisor           4.67%(5)
Portfolio Turnover(6)                                   33%(4)

----------------------------------
1 Commenced investment operations on June 30, 2006.
2 The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
3 Total return at net asset value and excludes applicable sales charge.
4 Not annualized.
5 Annualized.
6 Portfolio turnover is calculated at the Fund level and represents the entire fiscal year period.



--------------------------------------------------------------------------------
76

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

                                                                      HIGH INCOME FUND
                                               --------------------------------------------------------------
                                                               FOR THE YEAR ENDED OCTOBER 31,
                                               --------------------------------------------------------------
                                                  2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------
CLASS A
------
NET ASSET VALUE at beginning of period          $  7.29      $  7.56      $  7.36      $  6.57      $  7.13
                                               --------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.52         0.49         0.55         0.54         0.58
  Net realized and unrealized gain (loss) on
    investments                                    0.07        (0.28)        0.21         0.80        (0.55)
                                               --------------------------------------------------------------
   Total from investment operations                0.59         0.21         0.76         1.34         0.03
                                               --------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income        (0.52)       (0.48)       (0.56)       (0.55)       (0.59)
                                               --------------------------------------------------------------
   Total distributions                            (0.52)       (0.48)       (0.56)       (0.55)       (0.59)
                                               --------------------------------------------------------------
Net increase (decrease) in net asset value         0.07        (0.27)        0.20         0.79        (0.56)
                                               --------------------------------------------------------------
NET ASSET VALUE at end of period                $  7.36      $  7.29      $  7.56      $  7.36      $  6.57
                                               --------------------------------------------------------------
TOTAL RETURN(1)                                    8.33%        2.85%       10.73%       21.09%        0.33%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)          $36,281      $43,872      $44,137      $33,024      $18,055
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor       1.22%        1.23%        1.16%        1.38%        1.59%
 After reimbursement of expenses by Advisor        1.00%        1.00%        1.00%        1.00%        1.00%
Ratio of net investment income to average net
  assets
 After reimbursement of expenses by Advisor        6.98%        6.50%        7.37%        7.73%        8.55%
Portfolio Turnover(3)                                67%          81%(2)       60%          58%          47%
CLASS B
------
NET ASSET VALUE at beginning of period          $  7.31      $  7.58      $  7.37      $  6.59      $  7.14
                                               --------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.47         0.43         0.49         0.49         0.54
  Net realized and unrealized gain (loss) on
    investments                                    0.07        (0.28)        0.22         0.78        (0.55)
                                               --------------------------------------------------------------
   Total from investment operations                0.54         0.15         0.71         1.27        (0.01)
                                               --------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Less Distributions:
  Distributions from net investment income        (0.46)       (0.42)       (0.50)       (0.49)       (0.54)
                                               --------------------------------------------------------------
   Total distributions                            (0.46)       (0.42)       (0.50)       (0.49)       (0.54)
                                               --------------------------------------------------------------
Net increase (decrease) in net asset value         0.08        (0.27)        0.21         0.78        (0.55)
                                               --------------------------------------------------------------
NET ASSET VALUE at end of period                $  7.39      $  7.31      $  7.58      $  7.37      $  6.59
                                               --------------------------------------------------------------
TOTAL RETURN(1)                                    7.64%        2.06%       10.02%       19.96%       (0.27)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)          $17,099      $21,255      $23,349      $21,992      $15,561
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor       1.97%        1.98%        1.91%        2.13%        2.34%
 After reimbursement of expenses by Advisor        1.75%        1.75%        1.75%        1.75%        1.75%
Ratio of net investment income to average net
  assets
 After reimbursement of expenses by Advisor        6.24%        5.75%        6.63%        6.98%        7.80%
Portfolio Turnover(3)                                67%          81%(2)       60%          58%          47%

----------------------------------
(1) Total return at net asset value and excludes applicable sales charge.
(2) Reflects subadvisor change as of February 28, 2005.
(3) Portfolio turnover is calculated at the Fund level and represents the entire fiscal year period.



--------------------------------------------------------------------------------
                                                                              77

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

-----------------------------------------------------------
                                              HIGH INCOME
                                                  FUND
                                             --------------
                                               INCEPTION
                                             to 10/31/06(1)
CLASS Y
------
NET ASSET VALUE at beginning of period           $  7.21
                                                 -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                             0.16
  Net realized and unrealized gain on
    investments                                     0.17
                                                 -------
   Total from investment operations                 0.33
                                                 -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income         (0.18)
   Total distributions                             (0.18)
                                                 -------
Net increase in net asset value                     0.15
                                                 -------
NET ASSET VALUE at end of period                 $  7.36
                                                 -------
TOTAL RETURN(2)                                     4.59%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)           $ 2,637
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor        1.06%(5)
 After reimbursement of expenses by Advisor         0.75%(5)
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor         7.33%(5)
Portfolio Turnover(7)                                 67%(4)

-------------------------------------------------------------------------------------------------------------
                                                                       BALANCED FUND
                                               --------------------------------------------------------------
                                                               FOR THE YEAR ENDED OCTOBER 31,
                                               --------------------------------------------------------------
                                                  2006         2005         2004         2003         2002
CLASS A
------
NET ASSET VALUE at beginning of period          $ 12.25      $  11.81     $ 11.18      $ 10.16      $ 11.28
                                               --------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.26          0.24        0.22         0.25         0.28
  Net realized and unrealized gain (loss) on
    investments                                    0.95          0.44        0.64         1.02        (1.12)
                                               --------------------------------------------------------------
   Total from investment operations                1.21          0.68        0.86         1.27        (0.84)
                                               --------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income        (0.26)        (0.24)      (0.23)       (0.25)       (0.28)
  Distributions from capital gains                   --            --          --           --        (0.00)(3)
                                               --------------------------------------------------------------
   Total distributions                            (0.26)        (0.24)      (0.23)       (0.25)       (0.28)
                                               --------------------------------------------------------------
Net increase (decrease) in net asset value         0.95          0.44        0.63         1.02        (1.12)
                                               --------------------------------------------------------------
NET ASSET VALUE at end of period                $ 13.20      $  12.25     $ 11.81      $ 11.18      $ 10.16
                                               --------------------------------------------------------------
TOTAL RETURN(2)                                    9.97%(6)      5.74%       7.71%       12.72%       (7.59)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)          $91,339      $107,457     $98,900      $83,606      $70,389
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor       1.21%         1.21%       1.17%        1.32%        1.30%
 After reimbursement of expenses by Advisor        1.10%         1.10%       1.10%        1.10%        1.10%
Ratio of net investment income to average net
  assets
  After reimbursement of expenses by Advisor       2.01%         1.88%       1.88%        2.38%        2.56%
Portfolio Turnover(7)                                62%           34%         39%          35%          48%

----------------------------------
1 Commenced investment operations on June 30, 2006.
2 Total return at net asset value and excludes applicable sales charge.
3 Amounts represent less than $0.005 per share.
4 Not annualized.
5 Annualized.
6 In 2006, the Fund's total return included a voluntary reimbursement by the
  Advisor for a realized investment loss that had no impact on the total return. 7 Portfolio turnover is calculated at the Fund level and represents the entire fiscal year period.


--------------------------------------------------------------------------------
78

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

--------------------------------------------------------------------------------------------------------------
                                                                      BALANCED FUND
                                            ------------------------------------------------------------------
                                                              FOR THE YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------
                                                 2006           2005         2004         2003         2002
CLASS B
------
NET ASSET VALUE at beginning of period         $  12.26       $  11.82     $  11.19     $  10.17     $ 11.29
                                            ------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.16           0.14         0.13         0.17        0.20
  Net realized and unrealized gain (loss)
    on investments                                 0.96           0.44         0.64         1.02       (1.12)
                                            ------------------------------------------------------------------
   Total from investment operations                1.12           0.58         0.77         1.19       (0.92)
                                            ------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income        (0.16)         (0.14)       (0.14)       (0.17)      (0.20)
  Distributions from capital gains                    -              -            -            -       (0.00)(1)
                                            ------------------------------------------------------------------
   Total distributions                            (0.16)         (0.14)       (0.14)       (0.17)      (0.20)
                                            ------------------------------------------------------------------
Net increase (decrease) in net asset value         0.96           0.44         0.63         1.02       (1.12)
                                            ------------------------------------------------------------------
NET ASSET VALUE at end of period               $  13.22       $  12.26     $  11.82     $  11.19     $ 10.17
                                            ------------------------------------------------------------------
TOTAL RETURN(2)                                    9.23%(4)       4.94%        6.90%       11.87%      (8.27)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $ 80,486       $ 98,258     $105,784     $100,787     $90,903
Ratios of expenses to average net assets:
 Before reimbursement of expenses by
   Advisor                                         1.96%          1.96%        1.92%        2.07%       2.05%
 After reimbursement of expenses by Advisor        1.85%          1.85%        1.85%        1.85%       1.85%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor        1.27%          1.15%        1.14%        1.63%       1.81%
Portfolio Turnover(5)                                62%            34%          39%          35%         48%

--------------------------------------------------------------------------------------------------------------
                                                                   LARGE CAP VALUE FUND
                                            ------------------------------------------------------------------
                                                              FOR THE YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------
                                                 2006           2005         2004         2003         2002
CLASS A
------
NET ASSET VALUE at beginning of period         $  13.20       $  12.19     $  11.05     $   9.37     $ 11.14
                                            ------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.22           0.16         0.14         0.12        0.10
  Net realized and unrealized gain (loss)
    on investments                                 2.23           1.00         1.12         1.64       (1.82)(3)
                                            ------------------------------------------------------------------
   Total from investment operations                2.45           1.16         1.26         1.76       (1.72)
                                            ------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income        (0.18)         (0.15)       (0.12)       (0.08)      (0.05)
                                            ------------------------------------------------------------------
   Total distributions                            (0.18)         (0.15)       (0.12)       (0.08)      (0.05)
                                            ------------------------------------------------------------------
Net increase (decrease) in net asset value         2.27           1.01         1.14         1.68       (1.77)
                                            ------------------------------------------------------------------
NET ASSET VALUE at end of period               $  15.47       $  13.20     $  12.19     $  11.05     $  9.37
                                            ------------------------------------------------------------------
TOTAL RETURN(2)                                   18.75%          9.56%       11.48%       18.95%     (15.51)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $113,441       $103,765     $ 85,855     $ 68,406     $53,896
Ratios of expenses to average net assets:
 Before reimbursement of expenses by
   Advisor                                         1.16%          1.17%        1.13%        1.35%       1.30%
 After reimbursement of expenses by Advisor        1.00%          1.00%        1.00%        1.00%       1.00%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor        1.53%          1.29%        1.26%        1.29%       0.91%
Portfolio Turnover(5)                                45%            12%          16%          20%         18%

----------------------------------
1 Amounts represent less than $0.005 per share.
2 Total return at net asset value and excludes applicable sales charge.
3 Calculated based on average shares outstanding.
4 In 2006, 0.08% of the Fund's total return consisted of a voluntary reimbursement by the Advisor for a realized investment loss. Excluding this reimbursement, the total return would have been 9.15%.
5 Portfolio turnover is calculated at the Fund level and represents the entire fiscal year period.


--------------------------------------------------------------------------------
                                                                              79

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

--------------------------------------------------------------------------------------------------------------
                                                                   LARGE CAP VALUE FUND
                                            ------------------------------------------------------------------
                                                              FOR THE YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------
                                                 2006           2005         2004         2003         2002
CLASS B
------
NET ASSET VALUE at beginning of period         $ 12.97        $  11.98     $  10.87     $   9.24     $ 11.02
                                            ------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.15            0.09         0.06         0.05        0.02(3)
  Net realized and unrealized gain (loss)
    on investments                                2.16            0.96         1.10         1.60       (1.79)
                                            ------------------------------------------------------------------
   Total from investment operations               2.31            1.05         1.16         1.65       (1.77)
                                            ------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income       (0.08)          (0.06)       (0.05)       (0.02)      (0.01)
                                            ------------------------------------------------------------------
   Total distributions                           (0.08)          (0.06)       (0.05)       (0.02)      (0.01)
                                            ------------------------------------------------------------------
Net increase (decrease) in net asset value        2.23            0.99         1.11         1.63       (1.78)
                                            ------------------------------------------------------------------
NET ASSET VALUE at end of period               $ 15.20        $  12.97     $  11.98     $  10.87     $  9.24
                                            ------------------------------------------------------------------
TOTAL RETURN(2)                                  17.86%           8.73%       10.70%       17.93%     (16.09)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $62,766        $ 74,028     $ 83,482     $ 79,765     $72,329
Ratios of expenses to average net assets:
 Before reimbursement of expenses by
   Advisor                                        1.90%           1.92%        1.89%        2.10%       2.05%
 After reimbursement of expenses by Advisor       1.75%           1.75%        1.75%        1.75%       1.75%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor       0.80%           0.57%        0.53%        0.54%       0.16%
Portfolio Turnover(6)                               45%             12%          16%          20%         18%

                                              INCEPTION
                                            to 10/31/06(1)
                                            --------------
CLASS Y
------
NET ASSET VALUE at beginning of period         $ 14.07
                                               -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.03
  Net realized and unrealized gain on
    investments                                   1.38
                                               -------
   Total from investment operations               1.41
                                               -------
Net increase in net asset value                   1.41
                                               -------
NET ASSET VALUE at end of period               $ 15.48
                                               -------
TOTAL RETURN(2)                                  10.02%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $ 7,169
Ratios of expenses to average net assets
 Before reimbursement of expenses by
   Advisor                                        0.96%(5)
 After reimbursement of expenses by Advisor       0.75%(5)
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor       1.31%(5)
Portfolio Turnover(6)                               45%(4)

----------------------------------
(1) Commenced investment operations on June 30, 2006.
(2) Total return at net asset value and excludes applicable sales charge.
(3) Calculated based on average shares outstanding.
(4) Not annualized.
(5) Annualized.
(6) Portfolio turnover is calculated at the Fund level and represents the entire fiscal year period.


--------------------------------------------------------------------------------
80

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

--------------------------------------------------------------------------------------------------------------
                                                                  LARGE CAP GROWTH FUND
                                            ------------------------------------------------------------------
                                                              FOR THE YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------
                                                 2006           2005         2004         2003         2002
CLASS A
------
NET ASSET VALUE at beginning of period         $ 13.72        $  12.87     $  11.88     $   9.63     $ 12.81
                                            ------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.00(1)            0.08         0.01        (0.00)(1)    (0.02)(3)
  Net realized and unrealized gain (loss)
    on investments                                1.05            0.77         0.98         2.25       (3.11)
                                            ------------------------------------------------------------------
   Total from investment operations               1.05            0.85         0.99         2.25       (3.13)
                                            ------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income       (0.07)          (0.00)(1)         -           -           -
  Distributions from capital gains                   -               -            -            -       (0.05)
                                            ------------------------------------------------------------------
   Total distributions                           (0.07)          (0.00)           -            -       (0.05)
                                            ------------------------------------------------------------------
Net increase (decrease) in net asset value        0.98            0.85         0.99         2.25       (3.18)
                                            ------------------------------------------------------------------
NET ASSET VALUE at end of period               $ 14.70        $  13.72     $  12.87     $  11.88     $  9.63
                                            ------------------------------------------------------------------
TOTAL RETURN(2)                                   7.71%           6.61%        8.33%       23.36%     (24.54)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $65,216        $ 78,785     $ 73,674     $ 71,733     $55,865
Ratios of expenses to average net assets:
 Before reimbursement of expenses by
   Advisor                                        1.45%           1.44%        1.38%        1.64%       1.58%
 After reimbursement of expenses by Advisor       1.20%           1.20%        1.20%        1.20%       1.20%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor       0.09%           0.62%        0.08%        0.05%      (0.16)%
Portfolio Turnover(4)                              148%             18%          27%          25%         25%
CLASS B
------
NET ASSET VALUE at beginning of period         $ 12.98        $  12.27     $  11.40     $   9.31     $ 12.48
                                            ------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                            (0.09)          (0.01)       (0.08)       (0.08)      (0.11)(3)
  Net realized and unrealized gain (loss)
    on investments                                0.99            0.72         0.95         2.17       (3.01)
                                            ------------------------------------------------------------------
   Total from investment operations               0.90            0.71         0.87         2.09       (3.12)
                                            ------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from capital gains                   -               -            -            -       (0.05)
                                            ------------------------------------------------------------------
   Total distributions                               -               -            -            -       (0.05)
                                            ------------------------------------------------------------------
Net increase (decrease) in net asset value        0.90            0.71         0.87         2.09       (3.17)
NET ASSET VALUE at end of period               $ 13.88        $  12.98     $  12.27     $  11.40     $  9.31
                                            ------------------------------------------------------------------
TOTAL RETURN(2)                                   6.93%           5.79%        7.63%       22.45%     (25.12)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $43,975        $ 54,946     $ 63,544     $ 62,832     $54,600
Ratios of expenses to average net assets:
 Before reimbursement of expenses by
   Advisor                                        2.20%           2.19%        2.13%        2.39%       2.33%
 After reimbursement of expenses by Advisor       1.95%           1.94%        1.95%        1.95%       1.95%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor      (0.65)%         (0.09)%      (0.67)%      (0.70)%     (0.91)%
Portfolio Turnover(4)                              148%             18%          27%          25%         25%

----------------------------------
(1) Amounts represent less than $0.005 per share.
(2) Total return at net asset value and excludes applicable sales charge.
(3) Calculated based on average shares outstanding.
(4) Portfolio turnover is calculated at the Fund level and represents the entire fiscal year period.



--------------------------------------------------------------------------------
                                                                              81

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

-----------------------------------------------------------
                                               LARGE CAP
                                              GROWTH FUND
                                             --------------
                                               INCEPTION
                                             to 10/31/06(1)
CLASS Y
------
NET ASSET VALUE at beginning of period           $ 13.71
                                                 -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                              (0.00)(4)
  Net realized and unrealized gain on
    investments                                     1.01
                                                 -------
   Total from investment operations                 1.01
                                                 -------
Net increase in net asset value                     1.01
                                                 -------
NET ASSET VALUE at end of period                 $ 14.72
                                                 -------
TOTAL RETURN(3)                                     7.37%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)           $ 9,939
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor        1.30%(6)
 After reimbursement of expenses by Advisor         0.95%(6)
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor        (0.07)%(6)
Portfolio Turnover(7)                                148%(5)

-------------------------------------------------------------------------------------------------------------
                                                                     MID CAP VALUE FUND
                                               --------------------------------------------------------------
                                                               FOR THE YEAR ENDED OCTOBER 31,
                                               --------------------------------------------------------------
                                                  2006         2005         2004         2003         2002
CLASS A
------
NET ASSET VALUE at beginning of period          $ 14.08      $ 12.44      $ 11.12      $  8.64      $  9.48
                                               --------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.10         0.03         0.09         0.01         0.02(2)
  Net realized and unrealized gain (loss) on
    investments                                    2.32         1.70         1.23         2.47        (0.85)
                                               --------------------------------------------------------------
   Total from investment operations                2.42         1.73         1.32         2.48        (0.83)
                                               --------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income        (0.01)       (0.09)           -            -        (0.01)
  Distributions from capital gains                (0.95)           -            -            -        (0.00)(4)
                                               --------------------------------------------------------------
   Total distributions                            (0.96)       (0.09)           -            -        (0.01)
                                               --------------------------------------------------------------
Net increase (decrease) in net asset value         1.46         1.64         1.32         2.48        (0.84)
                                               --------------------------------------------------------------
NET ASSET VALUE at end of period                $ 15.54      $ 14.08      $ 12.44      $ 11.12      $  8.64
                                               --------------------------------------------------------------
TOTAL RETURN(3)                                   17.93%       13.95%       11.87%       28.70%       (8.79)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)          $34,364      $44,126      $40,103      $31,591      $22,650
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor       1.68%        1.70%        1.61%        1.92%        1.97%
 After reimbursement of expenses by Advisor        1.40%        1.40%        1.40%        1.40%        1.40%
Ratio of net investment income to average net
  assets
 After reimbursement of expenses by Advisor        0.53%        0.20%        0.77%        0.17%        0.18%
Portfolio Turnover(7)                               108%          37%          21%          25%          31%

----------------------------------
(1) Commenced investment operations on June 30, 2006.
(2) Calculated based on average shares outstanding.
(3) Total return at net asset value and excludes applicable sales charge.
(4) Amounts represent less than $0.005 per share.
(5) Not annualized.
(6) Annualized.
(7) Portfolio turnover is calculated at the Fund level and represents the entire fiscal year period.


--------------------------------------------------------------------------------
82

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

---------------------------------------------------------------------------------------------------------------
                                                                     MID CAP VALUE FUND
                                              -----------------------------------------------------------------
                                                               FOR THE YEAR ENDED OCTOBER 31,
                                              -----------------------------------------------------------------
                                                 2006         2005         2004         2003          2002
CLASS B
------
NET ASSET VALUE at beginning of period         $ 13.67      $ 12.09      $ 10.91      $  8.54        $  9.43
                                              -----------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.03)       (0.07)        0.00(4)     (0.05)         (0.06)(3)
  Net realized and unrealized gain (loss) on
    investments                                   2.27         1.65         1.18         2.42          (0.83)
                                              -----------------------------------------------------------------
   Total from investment operations               2.24         1.58         1.18         2.37          (0.89)
                                              -----------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from capital gains               (0.95)           -            -            -          (0.00)(4)
                                              -----------------------------------------------------------------
   Total distributions                           (0.95)           -            -            -          (0.00)
                                              -----------------------------------------------------------------
Net increase (decrease) in net asset value        1.29         1.58         1.18         2.37          (0.89)
                                              -----------------------------------------------------------------
NET ASSET VALUE at end of period               $ 14.96      $ 13.67      $ 12.09      $ 10.91        $  8.54
                                              -----------------------------------------------------------------
TOTAL RETURN(2)                                  17.04%       13.07%       10.82%       27.75%         (9.43)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $24,813      $22,633      $20,104      $16,721        $11,765
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor      2.45%        2.45%        2.36%        2.67%          2.72%
 After reimbursement of expenses by Advisor       2.15%        2.15%        2.15%        2.15%          2.15%
Ratio of net investment income to average net
  assets
 After reimbursement of expenses by Advisor      (0.20)%      (0.55)%       0.01%       (0.58)%        (0.57)%
Portfolio Turnover(7)                              108%          37%          21%          25%            31%

------------------------------------------------------------
                                                INCEPTION
                                              to 10/31/06(1)
CLASS Y
------
NET ASSET VALUE at beginning of period            $ 14.54
                                                  -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              0.02
  Net realized and unrealized gain on
    investments                                      1.00
                                                  -------
   Total from investment operations                  1.02
                                                  -------
Net increase in net asset value                      1.02
                                                  -------
NET ASSET VALUE at end of period                  $ 15.56
                                                  -------
TOTAL RETURN(2)                                      6.95%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)            $ 5,531
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor         1.63%(6)
 After reimbursement of expenses by Advisor          1.15%(6)
Ratio of net investment income to average net
  assets
 After reimbursement of expenses by Advisor          0.97%(6)
Portfolio Turnover(7)                                 108%(5)

----------------------------------
(1) Commenced investment operations on June 30, 2006.
(2) Total return at net asset value and excludes applicable sales charge.
(3) Calculated based on average shares outstanding.
(4) Amounts represent less than $0.005 per share.
(5) Not annualized.
(6) Annualized.
(7) Portfolio turnover is calculated at the Fund level and represents the entire fiscal year period.



--------------------------------------------------------------------------------
                                                                              83

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

-------------------------------------------------------------------------------------------------------------
                                                                   MID CAP GROWTH FUND
                                             ----------------------------------------------------------------
                                                              FOR THE YEAR ENDED OCTOBER 31,
                                             ----------------------------------------------------------------
                                                2006         2005         2004         2003          2002
CLASS A
------
NET ASSET VALUE at beginning of period        $  5.36      $  4.83      $  4.46      $  3.49        $ 4.27
                                             ----------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                           (0.04)       (0.01)       (0.03)       (0.03)        (0.02)(2)
  Net realized and unrealized gain (loss)
    on investments                               0.95         0.54         0.40         1.00         (0.76)
                                             ----------------------------------------------------------------
   Total from investment operations              0.91         0.53         0.37         0.97         (0.78)
                                             ----------------------------------------------------------------
Net increase (decrease) in net asset value       0.91         0.53         0.37         0.97         (0.78)
                                             ----------------------------------------------------------------
NET ASSET VALUE at end of period              $  6.27      $  5.36      $  4.83      $  4.46        $ 3.49
                                             ----------------------------------------------------------------
TOTAL RETURN(2)                                 16.98%       10.97%        8.30%       27.79%       (18.27)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)        $33,899      $32,395      $25,897      $14,366        $7,915
Ratios of expenses to average net assets:
 Before reimbursement of expenses by
   Advisor                                       1.61%        1.69%        1.62%        2.40%         2.60%
 After reimbursement of expenses by Advisor      1.20%        1.19%        1.20%        1.20%         1.20%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor     (0.59)%      (0.25)%      (0.64)%      (0.42)%       (0.55)%
Portfolio Turnover(3)                             207%          92%          71%         123%          214%
CLASS B
------
NET ASSET VALUE at beginning of period        $  5.14      $  4.67      $  4.34      $  3.42        $ 4.22
                                             ----------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                           (0.08)       (0.05)       (0.06)       (0.02)        (0.05)(2)
  Net realized and unrealized gain (loss)
    on investments                               0.90         0.52         0.39         0.94         (0.75)
                                             ----------------------------------------------------------------
   Total from investment operations              0.82         0.47         0.33         0.92         (0.80)
                                             ----------------------------------------------------------------
Net increase (decrease) in net asset value       0.82         0.47         0.33         0.92         (0.80)
                                             ----------------------------------------------------------------
NET ASSET VALUE at end of period              $  5.96      $  5.14      $  4.67      $  4.34        $ 3.42
                                             ----------------------------------------------------------------
TOTAL RETURN(2)                                 16.15%       10.06%        7.60%       26.90%       (18.96)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)        $15,754      $14,464      $13,030      $ 9,935        $6,050
Ratios of expenses to average net assets:
 Before reimbursement of expenses by
   Advisor                                       2.35%        2.44%        2.37%        3.15%         3.35%
 After reimbursement of expenses by Advisor      1.95%        1.94%        1.95%        1.95%         1.95%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor     (1.36)%      (0.98)%      (1.39)%      (1.17)%       (1.30)%
Portfolio Turnover(3)                             207%          92%          71%         123%          214%

----------------------------------
(1) Total return at net asset value and excludes applicable sales charge.
(2) Calculated based on average shares outstanding.
(3) Portfolio turnover is calculated at the Fund level and represents the entire fiscal year period.



--------------------------------------------------------------------------------
84

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

-----------------------------------------------------------
                                                MID CAP
                                              GROWTH FUND
                                             --------------
                                               INCEPTION
                                             to 10/31/06(1)
CLASS Y
------
NET ASSET VALUE at beginning of period           $  5.84
                                                 -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                              (0.01)
  Net realized and unrealized gain on
    investments                                     0.44
                                                 -------
   Total from investment operations                 0.43
                                                 -------
Net increase in net asset value                     0.43
                                                 -------
NET ASSET VALUE at end of period                 $  6.27
                                                 -------
TOTAL RETURN(3)                                     7.53%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)           $ 7,830
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor        1.47%(5)
 After reimbursement of expenses by Advisor         0.95%(5)
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor        (0.58)%(5)
Portfolio Turnover(6)                                207%(4)

--------------------------------------------------------------------------------------------------------------
                                                                 INTERNATIONAL STOCK FUND
                                            ------------------------------------------------------------------
                                                              FOR THE YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------
                                                 2006           2005         2004         2003         2002
CLASS A
------
NET ASSET VALUE at beginning of period         $ 12.65        $  10.56     $   8.92     $   7.00     $  7.31
                                            ------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.15            0.14         0.08         0.10        0.07(2)
  Net realized and unrealized gain (loss)
    on investments                                3.01            2.05         1.66         1.88       (0.38)
                                            ------------------------------------------------------------------
   Total from investment operations               3.16            2.19         1.74         1.98       (0.31)
                                            ------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income       (0.14)          (0.10)       (0.10)       (0.06)          -
  Distributions from capital gains               (0.01)              -            -            -           -
                                            ------------------------------------------------------------------
   Total distributions                           (0.15)          (0.10)       (0.10)       (0.06)          -
                                            ------------------------------------------------------------------
Net increase (decrease) in net asset value        3.01            2.09         1.64         1.92       (0.31)
                                            ------------------------------------------------------------------
NET ASSET VALUE at end of period               $ 15.66        $  12.65     $  10.56     $   8.92     $  7.00
                                            ------------------------------------------------------------------
 TOTAL RETURN(3)                                 25.11%          20.81%       19.56%       28.46%      (4.24)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $78,958        $ 58,825     $ 43,915     $ 33,664     $25,732
Ratios of expenses to average net assets:
 Before reimbursement of expenses by
   Advisor                                        1.87%           1.90%        1.85%        2.11%       2.29%
 After reimbursement of expenses by Advisor       1.60%           1.60%        1.60%        1.60%       1.60%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor       1.03%           1.15%        0.76%        1.30%       0.69%
Portfolio Turnover(6)                               63%             64%          45%          34%         47%

----------------------------------
(1) Commenced investment operations on June 30, 2006.
(2) Calculated based on average shares outstanding.
(3) Total return at net asset value and excludes applicable sales charge.
(4) Not annualized.
(5) Annualized.
(6) Portfolio turnover is calculated at the Fund level and represents the entire fiscal year period.


--------------------------------------------------------------------------------
                                                                              85

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

--------------------------------------------------------------------------------------------------------------
                                                                 INTERNATIONAL STOCK FUND
                                            ------------------------------------------------------------------
                                                              FOR THE YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------
                                                 2006           2005         2004         2003         2002
CLASS B
------
NET ASSET VALUE at beginning of period         $ 12.48        $  10.41     $   8.78     $   6.89     $  7.25
                                            ------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.03            0.04        (0.00)(4)      0.04    0.02(2)
  Net realized and unrealized gain (loss)
    on investments                                2.98            2.04         1.64         1.85       (0.38)
                                            ------------------------------------------------------------------
   Total from investment operations               3.01            2.08         1.64         1.89       (0.36)
                                            ------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income       (0.03)          (0.01)       (0.01)       (0.00)(4)        -
  Distributions from capital gains               (0.01)              -            -            -           -
                                            ------------------------------------------------------------------
   Total distributions                           (0.04)          (0.01)       (0.01)       (0.00)          -
                                            ------------------------------------------------------------------
Net increase (decrease) in net asset value        2.97            2.07         1.63         1.89       (0.36)
                                            ------------------------------------------------------------------
NET ASSET VALUE at end of period               $ 15.45        $  12.48     $  10.41     $   8.78     $  6.89
                                            ------------------------------------------------------------------
TOTAL RETURN(3)                                  24.18%          20.00%       18.67%       27.44%      (4.97)%
 RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $16,175        $ 10,922     $  7,559     $  5,806     $ 4,591
Ratios of expenses to average net assets:
 Before reimbursement of expenses by
   Advisor                                        2.62%           2.65%        2.59%        2.86%       3.04%
 After reimbursement of expenses by Advisor       2.35%           2.35%        2.35%        2.35%       2.35%
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor       0.32%           0.41%        0.03%        0.55%      (0.06)%
Portfolio Turnover(7)                               63%             64%          45%          34%         47%

----------------------------------------------------------
                                              INCEPTION
                                            to 10/31/06(1)
CLASS Y
------
NET ASSET VALUE at beginning of period         $ 14.57
                                               -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.01
  Net realized and unrealized gain on
    investments                                   1.10
                                               -------
   Total from investment operations               1.11
                                               -------
Net increase in net asset value                   1.11
                                               -------
NET ASSET VALUE at end of period               $ 15.68
                                               -------
TOTAL RETURN(3)                                   7.62%(5)
 RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $ 9,025
Ratios of expenses to average net assets
 Before reimbursement of expenses by
   Advisor                                        1.72%(6)
 After reimbursement of expenses by Advisor       1.35%(6)
Ratio of net investment income to average
  net assets
 After reimbursement of expenses by Advisor       0.48%(6)
Portfolio Turnover(7)                               63%(5)

----------------------------------
(1) Commenced investment operations on June 30, 2006.
(2) Calculated based on average shares outstanding.
(3 )Total return at net asset value and excludes applicable sales charge.
(4) Amounts represent less than $0.005 per share.
(5) Not annualized.
(6) Annualized.
(7) Portfolio turnover is calculated at the Fund level and represents the entire fiscal year period.



--------------------------------------------------------------------------------
86

                See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end, management investment company. As of the date of this report, the Trust offers twelve funds (individually, a "fund," collectively, the "Funds"). The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"). The Investment Advisor has entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income Fund, Mid Cap Growth Fund, International Stock Fund, and a portion of the Mid Cap Value Fund. The accompanying financial statements include the Cash Reserves, Bond, High Income, Balanced, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, and International Stock Funds (collectively, the "Core Funds"), and the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the "Allocation Funds"). The Allocation Funds commenced operations on June 30, 2006. The Core Funds, excluding the Balanced Fund, offer three classes of shares: Class A, B and Y, and the Allocation Funds and the Balanced Fund, offer two classes of shares: A and B. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund, collectively, the "Funds", in the preparation of its financial statements.

PORTFOLIO VALUATION: Securities and other investments are valued as follows:
Equity securities and exchange-traded funds (ETFs) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value (NAV) which is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Since the assets of the Allocation Funds consist primarily of shares of the underlying funds, the NAV of each Allocation Fund is determined based on the NAV's of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis.

Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange on which the contracts are primarily traded. The Investment Advisor's Securities Valuation Committee (the "Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) using Reuters spot rate.

All other securities for which either quotations are not readily available, no other sales have occurred, or in MEMBERS Capital Advisors' (the Investment Adviser) opinion, do not reflect the current market value and are appraised at their fair values as determined in good faith by the Investment Advisor and under the general supervision of the Board of Trustees. Because the

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Allocation Funds will only invest in underlying funds, government securities and short-term commercial paper, it is not anticipated that the Investment Advisor will need to "fair" value any of the investments of the Allocation Funds. However, an underlying fund may need to "fair" value one or more of its investments.

A fund's investments (and underlying fund) will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated at 3:00 p.m. Central Time. Significant events may include, but are not limited to the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; depository receipts; currency spot or forward markets that trade after pricing or foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Funds.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

FEDERAL INCOME TAXES: It is each fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all it's taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

EXPENSES: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

CLASSES: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

REPURCHASE AGREEMENTS: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. As of October 31, 2006, none of the funds have open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds' custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

FOREIGN CURRENCY TRANSACTIONS: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Mid Cap Growth Fund and International Stock Fund report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Core Funds, except the Cash Reserves Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds' net assets reflect unrealized gains or losses on the contracts

--------------------------------------------------------------------------------
88

NOTES TO FINANCIAL STATEMENTS

as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. For the year ended October 31, 2006, none of the funds have open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

FUTURES CONTRACTS: The Core Funds, except the Cash Reserves Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of October 31, 2006, none of the funds have open futures contracts.

DELAYED DELIVERY SECURITIES: The Core Funds may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the year ended October 31, 2006, the Cash Reserves and High Income Funds entered into such transactions, the market values of which are identified in each fund's Portfolio of Investments.

RECLASSIFICATION ADJUSTMENTS: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

REDEMPTION FEES: The Conservative Allocation, Moderate Allocation, Aggressive Allocation, Bond Fund, Balanced Fund, Large Cap Value Fund and Large Cap Growth Fund will deduct a fee of 2% from redemption proceeds on Class A shares held 5 business days or less. The High Income Fund, Mid Cap Value Fund, Mid Cap Growth Fund and International Stock Fund will deduct a fee of 2% from redemption proceeds on Class A shares held 30 calendar days or less. Redemption fees are treated as additional paid-in capital to the fund from which the shares are redeemed and are designed to help offset any costs associated with short-term shareholder trading.

NEW ACCOUNTING PRONOUNCEMENTS: In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. FASB also issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements. Management is currently evaluating the application of FIN 48 and FAS 157 to the Funds, and is not in a position at this time to estimate the significance of their impacts, if any, on the Funds' financial statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

For its investment advisory services to the Funds, the Investment Advisor is entitled to receive a fee, which is computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Balanced Fund; 0.55% for the Large Cap Value Fund; 0.75% for the Large Cap Growth Fund; 0.95% for the Mid Cap Value Fund, 0.75% for the Mid Cap Growth Fund, 1.05% for the International Stock Fund, and .20% for the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at October 31, 2006, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for a portion of the Mid Cap Value Fund and the entire Mid Cap Growth Fund, and Lazard Asset Management LLC for the International Stock Fund. The Investment Advisor manages the other portion of the Mid Cap Value Fund, the Bond Fund, Balanced Fund, Large Cap Growth Fund, Large Cap Value Fund, Cash Reserves Fund, Conservative Allocation Fund, Moderate Allocation Fund, and Aggressive Allocation Fund.

The Investment Advisor has contractually agreed to waive fees and/or reimburse expenses with respect to the Funds ("Expense Cap Agreement") until February 28, 2007, such that total expenses, exclusive of management fees, 12b-1 fees, taxes, interest, service fees, and other extraordinary items will not exceed the following amounts:

FUND                                          CLASS A   CLASS B   CLASS Y
----                                          -------   -------   -------
Conservative Allocation                        0.70%     1.45%        NA
Moderate Allocation                            0.70%     1.45%        NA
Aggressive Allocation                          0.70%     1.45%        NA
Cash Reserves                                  0.55%     1.30%     0.55%
Bond                                           0.90%     1.65%     0.65%
High Income                                    1.00%     1.75%     0.75%

FUND                                          CLASS A   CLASS B   CLASS Y
----                                          -------   -------   -------
Balanced                                       1.10%     1.85%        NA
Large Cap Value                                1.00%     1.75%     0.75%
Large Cap Growth                               1.20%     1.95%     0.95%
Mid Cap Value                                  1.40%     2.15%     1.15%
Mid Cap Growth                                 1.20%     1.95%     0.95%
International Stock                            1.60%     2.35%     1.35%

For the year ended October 31, 2006, the Investment Advisor reimbursed expenses of $60,600 for the Conservative Allocation Fund, $58,861 for the Moderate Allocation Fund, $60,571 for the Aggressive Allocation Fund, $90,538 for the Cash Reserves Fund, $189,515 for the Bond Fund, $122,119 for the High Income Fund, $210,578 for the Balanced Fund, $276,232 for the Large Cap Value Fund, $310,809 for the Large Cap Growth Fund, $195,647 for the Mid Cap Value Fund, $206,584 for the Mid Cap Growth Fund and $230,191 for the International Stock Fund.

Any reimbursements or fee waivers made by the Investment Advisor to a fund are subject to repayment by the fund, to the extent that the fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred.

                                   RECOVERY EXPIRING     RECOVERY EXPIRING     RECOVERY EXPIRING
FUND                               OCTOBER 31, 2007      OCTOBER 31, 2008      OCTOBER 31, 2009
----                               ----------------      ----------------      ----------------
Conservative Allocation                      NA                    NA              $ 60,600
Moderate Allocation                          NA                    NA                58,861
Aggressive Allocation                        NA                    NA                60,571
Cash Reserves                          $ 58,813              $ 78,715                90,538
Bond                                    150,645               187,908               189,515
High Income                              97,662               159,911               122,119
Balanced                                131,637               238,207               210,578
Large Cap Value                         220,402               305,185               276,232
Large Cap Growth                        250,709               335,822               310,809
Mid Cap Value                           115,700               201,154               195,647
Mid Cap Growth                          140,426               222,629               206,584
International Stock                     114,012               187,015               230,191

Through October 31, 2006 the Investment Advisor did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement.

The Investment Advisor reimbursed the Balanced Fund during the current period for realized losses resulting from a trading error in the amount of $18,064 or ..00142 and .00135 per share, for class A and B respectively, based upon the Fund's shares outstanding as of October 31, 2006.

--------------------------------------------------------------------------------
90

NOTES TO FINANCIAL STATEMENTS

CUNA Brokerage Services, Inc. ("CUNA Brokerage") serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to the Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares for all funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

The distributor may from time to time voluntarily agree to waive distribution fees with respect to the Cash Reserves Fund for the purpose of maintaining a one-day yield or distribution rate of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2006, no such waivers were made by the distributor.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the year ended October 31, 2006, sales charges received by CUNA Brokerage were as follows:

                                                  AMOUNT PAID
                                              -------------------
FUND                                          CLASS A    CLASS B
----                                          -------    -------
Conservative Allocation                       $ 56,132   $     85
Moderate Allocation                            180,804        480
Aggressive Allocation                           50,673        447
Cash Reserves                                   16,579     29,003
Bond                                           165,172    114,485
High Income                                    134,365     43,360

                                                  AMOUNT PAID
                                              -------------------
FUND                                          CLASS A    CLASS B
----                                          -------    -------
Balanced                                      $316,227   $186,835
Large Cap Value                                240,955    101,429
Large Cap Growth                               159,269    104,866
Mid Cap Value                                  180,441     43,385
Mid Cap Growth                                 134,553     30,161
International Stock                            191,200     18,355

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to the "lead" trustee and audit committee chair.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund and Bond Fund declare dividends daily and reinvest monthly. The High Income Fund and Balanced Fund declare and reinvest dividends monthly. The Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, International Stock Fund, Conservative Allocation Fund, Moderate Allocation Fund, and the Aggressive Allocation Fund declare and reinvest dividends annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2006, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                              U.S. GOVERNMENT SECURITIES            OTHER INVESTMENT SECURITIES
                              --------------------------            ---------------------------
FUND                          PURCHASES          SALES              PURCHASES           SALES
----                          ---------          -----              ---------           -----
Conservative Allocation(1)   $    -           $    -               $  3,541,696      $    449,847
Moderate Allocation(1)            -                -                 11,481,496           506,099
Aggressive Allocation(1)          -                -                  3,806,844           194,968
Bond                          22,994,396       27,008,583            10,642,708        16,871,357
High Income                       -                -                 35,527,008        44,319,106
Balanced                      31,554,878       22,549,179            84,593,002       149,576,386
Large Cap Value                   -                -                 79,046,089       101,785,274
Large Cap Growth                  -                -                183,892,531       204,983,349
Mid Cap Value                     -                -                 71,254,887        81,820,545
Mid Cap Growth                    -                -                104,184,956       102,074,314
International Stock               -                -                 66,659,469        52,334,879

----------------------------------
(1) Commenced investment operations on June 30, 2006.

6. FOREIGN SECURITIES

The Core Funds may invest in foreign securities, although only the Mid Cap Growth Fund and International Stock Fund anticipate having significant investments in such securities, and the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or
(4) quoted or denominated in a foreign currency. Foreign securities include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), Swedish Depository Receipts ("SDRs") and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statement of Assets and Liabilities. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

7. SECURITIES LENDING

The Core Funds, except the Cash Reserves Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At October 31, 2006, cash collateral received for Funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. Additionally, the Bond and Balanced Funds received non-cash collateral, which they are not permitted to sell or repledge, in the amounts of $194,031 and $3,474,738, respectively. The value of all cash collateral is included within the Portfolio of Investments with an offsetting liability, payable upon return of securities loaned, reflected on the Statement of Assets and Liabilities.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statement of Operations. The value of securities on loan at October 31, 2006 is as follows:

FUND                   VALUE OF SECURITIES ON LOAN
----                   ---------------------------
Bond                           $17,310,827
High Income                     11,883,612
Balanced                        26,152,135

FUND                   VALUE OF SECURITIES ON LOAN
----                   ---------------------------
Large Cap Growth               $ 7,226,302
Mid Cap Growth                  12,020,676
Mid Cap Value                   13,491,781

--------------------------------------------------------------------------------
92

NOTES TO FINANCIAL STATEMENTS

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2006 and 2005 was as follows:

                                                                            LONG-TERM CAPITAL
                                                      ORDINARY INCOME             GAIN
FUND                                                 2006         2005         2006      2005
----                                                 ----         ----         ----      ----
Conservative Allocation                           $   -                NA   $   -         NA
Moderate Allocation                                   -                NA       -         NA
Aggressive Allocation                                 -                NA       -         NA
Cash Reserves                                        645,366      367,496       -         -
Bond                                               4,145,557    4,052,811       -         -
High Income                                        3,654,568    4,226,543       -         -
Balanced                                           3,183,945    3,254,631       -         -
Large Cap Value                                    1,814,875    1,461,853       -         -
Large Cap Growth                                     422,539        4,002       -         -
Mid Cap Value                                        571,830      295,803    3,919,466    -
Mid Cap Growth                                        -            -            -         -
International Stock                                  666,394      427,531       37,757    -

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

FUND                                             ORDINARY INCOME      LONG-TERM CAPITAL GAIN
----                                             ---------------      ----------------------
Conservative Allocation                            $   17,041              $ -
Moderate Allocation                                    19,390                -
Aggressive Allocation                                 -                      -
Cash Reserves                                           1,376                -
Bond                                                   18,776                -
High Income                                           217,955                -
Balanced                                                9,774                2,952,279
Large Cap Value                                     1,733,337                -
Large Cap Growth                                      -                      -
Mid Cap Value                                       1,157,272               11,398,471
Mid Cap Growth                                        -                      -
International Stock                                 2,918,731                8,721,408

For federal income tax purposes, the funds listed below have capital loss carryovers as of October 31, 2006, which are available to offset future capital gains, if any:

FUND                      2008        2009         2010         2011         2012       2013       2014
----                      ----        ----         ----         ----         ----       ----       ----
Cash Reserves           $  -       $   -        $   -        $    -        $  -       $      7   $      5
Bond                     194,286       -           230,858        -         310,659     65,261    362,802
High Income                -        1,720,815    2,445,850       614,259      -          -          -
Large Cap Value            -           -         4,759,254     9,713,003      -        333,474      -
Large Cap Growth           -           -            -         10,955,359      -          -          -
Mid Cap Growth             -        1,172,106    5,728,147        -           -          -          -

The High Income, Balanced, Large Cap Value, Large Cap Growth and Mid Cap Growth Funds, utilized $305,431, $5,214,842, $10,918,843, $14,628,614 and $10,615,556,
respectively, of prior capital loss carryovers during the year ended October 31, 2006.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

At October 31, 2006, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

FUND                                            APPRECIATION     DEPRECIATION         NET
----                                            ------------     ------------         ---
Conservative Allocation                         $    86,601       $   -           $    86,601
Moderate Allocation                                 377,259           -               377,259
Aggressive Allocation                               193,530           -               193,530
Bond                                                917,100          927,962          (10,862)
High Income                                         899,186          538,049          361,137
Balanced                                         15,834,417        1,936,219       13,898,198
Large Cap Value                                  39,212,078        1,227,273       37,984,805
Large Cap Growth                                 11,490,454        3,839,892        7,650,562
Mid Cap Value                                     9,423,257          740,779        8,682,478
Mid Cap Growth                                    5,305,331        1,787,488        3,517,843
International Stock                              20,507,056        1,168,226       19,338,830

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

The Balanced and Mid Cap Value Funds incurred shareholder redemptions substantially in-kind as of June 23, 2006, at which date the market value of the securities provided was $18,655,199 and $12,263,388 respectively. These resulted in a realized gain for financial reporting purposes of $3,792,856 in the Balanced Fund and $1,751,469 in the Mid Cap Value Fund. The Large Cap Value Fund incurred a shareholder redemption substantially in-kind as of June 16, 2006, at which date the market value of the securities provided was $7,901,034 resulting in a realized gain of $1,874,545 for financial reporting purposes. The Large Cap Growth Fund incurred a shareholder redemption substantially in-kind as of July 19, 2006, at which date the market value of the securities provided was $13,221,757 resulting in a realized gain of $929,012 for financial reporting purposes. For federal income tax purposes, these funds do not recognize realized gains on the disposition of those securities.

9. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Growth Fund, and International Stock Fund enter into these contracts primarily to protect these funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

The Allocation Funds are fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, each fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

--------------------------------------------------------------------------------
94

NOTES TO FINANCIAL STATEMENTS

Additionally, the Allocation Funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP

Each fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each fund currently offers three classes of shares, Class A, B, and Y. At October 31, 2006, investments in the Funds by affiliates were as follows:

                                            CUNA           CUNA
                                         MUTUAL LIFE      MUTUAL          CUMIS             CUNA
                                          INSURANCE     INSURANCE       INSURANCE        BROKERAGE
FUND                           CLASS       COMPANY       SOCIETY      SOCIETY, INC.    SERVICES, INC.
----                           -----       -------       -------      -------------    --------------
Conservative Allocation          A       $1,052,947     $   -          $   -             $  -
Conservative Allocation          B               53         -              -                -
Moderate Allocation              A        1,064,947         -              -                -
Moderate Allocation              B               53         -              -                -
Aggressive Allocation            A        1,075,946         -              -                -
Aggressive Allocation            B               54         -              -                -
Cash Reserves                    A        1,992,676      1,985,103         -                -
Bond                             A        1,307,336      2,277,558         -                -
High Income                      A        7,533,718         -              -                -
Balanced                         A           -              -              -              1,545,605
International Stock              A        4,937,211      9,414,472      33,634,077          -

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of MEMBERS Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of MEMBERS Mutual Funds comprising Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Large Cap Value Fund (formerly Growth and Income Fund), Large Cap Growth Fund (formerly Capital Appreciation
Fund), Mid Cap Value Fund (formerly Mid-Cap Fund), Mid Cap Growth (formerly Multi-Cap Growth Fund), International Stock Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the "Funds") as of October 31, 2006 and the related statements of operations for the respective period then ended. We have audited the statements of changes in net assets for each of the two years in the period ended October 31, 2006 and the financial highlights for each of the three years in the period ended October 31, 2006 for the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth, and International Stock Fund. We have audited the statement of changes in net assets and financial highlights for the period ended October 31, 2006 for the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the periods ended prior to October 31, 2004 were audited by other auditors whose report, dated December 11, 2003, expressed and unqualified opinion on those financial highlights.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth, International Stock Fund, Conservative Allocation Fund, Moderate Allocation Fund, and Aggressive Allocation Fund as of October 31, 2006, and the results of their operations, changes in their net assets and financial highlights for the indicated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/  DELOITTE & TOUCHE LLP

Chicago, Illinois
December 18, 2006

--------------------------------------------------------------------------------
96

OTHER INFORMATION (UNAUDITED)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. In the most recent six-month period, the Funds limited these ongoing costs; had it not done so, expenses would have been higher. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended October 31, 2006. Expenses paid during the period in the tables below are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period), except for the Allocation Fund's and Class Y's actual return information, which had 124 days in the most recent fiscal period due to the commencement of investment operations on June 30, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                        CLASS A                                  CLASS B
                       ------------------------------------------     ------------------------------
                                                         EXPENSES                           EXPENSES
                       BEGINNING    ENDING     ANNUAL      PAID        ENDING     ANNUAL      PAID
                        ACCOUNT     ACCOUNT    EXPENSE    DURING       ACCOUNT    EXPENSE    DURING
FUND                     VALUE       VALUE     RATIO      PERIOD        VALUE      RATIO     PERIOD
----                     -----       -----     -----      ------        -----      -----     ------
Conservative
  Allocation(1)         $1,000     $1,053.00     .70%     $2.42       $1,051.00    1.45%     $5.01
Moderate
  Allocation(1)          1,000      1,065.00     .70%      2.44        1,063.00    1.45%      5.04
Aggressive
  Allocation(1)          1,000      1,076.00     .70%      2.45        1,074.00    1.45%      5.07
Cash Reserves            1,000      1,023.30     .55%      2.80        1,019.40    1.30%      6.62
Bond                     1,000      1,043.00     .90%      4.63        1,038.00    1.65%      8.48
High Income              1,000      1,036.20    1.00%      5.13        1,033.60    1.75%      8.97
Balanced                 1,000      1,048.20    1.10%      5.68        1,045.00    1.85%      9.54
Large Cap Value          1,000      1,077.30    1.00%      5.24        1,073.40    1.75%      9.15
Large Cap Growth         1,000      1,029.40    1.20%      6.14        1,025.10    1.95%      9.95
Mid Cap Value            1,000      1,041.60    1.40%      7.20        1,036.80    2.15%     11.04
Mid Cap Growth           1,000      1,014.60    1.20%      6.09        1,010.20    1.95%      9.88
International Stock      1,000      1,015.60    1.60%      8.13        1,012.50    2.35%     11.92

                                       CLASS Y(1)
                       ------------------------------------------
                       ------------------------------------------
                                                         EXPENSES
                       BEGINNING    ENDING     ANNUAL      PAID
                        ACCOUNT     ACCOUNT    EXPENSE    DURING
FUND                     VALUE       VALUE      RATIO     PERIOD
----                     -----       -----      -----     ------
Cash Reserves           $1,000     $1,015.70     .55%     $1.87
Bond                     1,000      1,043.90     .65%      2.24
High Income              1,000      1,045.90     .75%      2.59
Large Cap Value          1,000      1,100.20     .75%      2.65
Large Cap Growth         1,000      1,073.70     .95%      3.32
Mid Cap Value            1,000      1,069.50    1.15%      4.01
Mid Cap Growth           1,000      1,075.30     .95%      3.32
International Stock      1,000      1,076.20    1.35%      4.72

(1) Commenced investment operations on June 30, 2006.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds. The Allocation Fund's and Class Y's hypothetical expenses reflect amounts as if the Fund/Class had been in existence for the entire fiscal half year.

                                        CLASS A                                  CLASS B
                       ------------------------------------------     ------------------------------
                                                         EXPENSES                           EXPENSES
                       BEGINNING    ENDING     ANNUAL      PAID        ENDING     ANNUAL      PAID
                        ACCOUNT     ACCOUNT    EXPENSE    DURING       ACCOUNT    EXPENSE    DURING
FUND                     VALUE       VALUE      RATIO     PERIOD        VALUE      RATIO     PERIOD
----                     -----       -----      -----     ------        -----      -----     ------
Conservative
  Allocation(1)         $1,000     $1,021.68     .70%     $3.57       $1,017.90    1.45%     $7.38
Moderate
  Allocation(1)          1,000      1,021.68     .70%      3.57        1,017.90    1.45%      7.38
Aggressive
  Allocation(1)          1,000      1,021.68     .70%      3.57        1,017.90    1.45%      7.38
Cash Reserves            1,000      1,022.43     .55%      2.80        1,018.65    1.30%      6.61
Bond                     1,000      1,020.67     .90%      4.58        1,016.89    1.65%      8.39
High Income              1,000      1,020.16    1.00%      5.09        1,016.38    1.75%      8.89
Balanced                 1,000      1,019.66    1.10%      5.60        1,015.88    1.85%      9.40
Large Cap Value          1,000      1,020.16    1.00%      5.09        1,016.38    1.75%      8.89
Large Cap Growth         1,000      1,019.16    1.20%      6.11        1,015.38    1.95%      9.91
Mid Cap Value            1,000      1,018.15    1.40%      7.12        1,014.37    2.15%     10.92
Mid Cap Growth           1,000      1,019.16    1.20%      6.11        1,015.38    1.95%      9.91
International Stock      1,000      1,017.14    1.60%      8.13        1,013.36    2.35%     11.93

                                       CLASS Y(1)
                       ------------------------------------------
                                                         EXPENSES
                       BEGINNING    ENDING     ANNUAL      PAID
                        ACCOUNT     ACCOUNT    EXPENSE    DURING
FUND                     VALUE       VALUE      RATIO     PERIOD
----                     -----       -----      -----     ------
Cash Reserves           $1,000     $1,022.43     .55%     $2.80
Bond                     1,000      1,021.93     .65%      3.31
High Income              1,000      1,021.42     .75%      3.82
Large Cap Value          1,000      1,021.42     .75%      3.82
Large Cap Growth         1,000      1,020.42     .95%      4.84
Mid Cap Value            1,000      1,019.41    1.15%      5.85
Mid Cap Growth           1,000      1,020.42     .95%      4.84
International Stock      1,000      1,018.40    1.35%      6.87



----------------------------------

(1) Commenced investment operations on June 30, 2006.

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the Funds' website at www.membersfunds.com and on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds' website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the Funds' website at www.membersfunds.com and on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
98

OTHER INFORMATION (UNAUDITED)

TAX INFORMATION

FOREIGN TAX CREDITS: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. For the year ended October 31, 2006, the total amount of foreign taxes that is expected to be passed through to shareholders and foreign source income for information reporting purposes will be $149,717 (all of which represents taxes withheld) and $2,400,059, respectively. Complete information regarding the fund's foreign tax credit pass through to shareholders for 2006, will be reported in conjunction with Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION: Of the dividends paid by the High Income, Balanced, Large Cap Value, Large Cap Growth, and the Mid Cap Value Funds, 1.42%, 70.57%, 100.00%, 100.00% and 99.20%, respectively, qualify for the corporate dividends received deduction.

QUALIFIED DIVIDEND INCOME: For the fiscal year ended October 31, 2006, the High Income, Balanced, Large Cap Value, Large Cap Growth, Mid Cap Value and International Stock Funds paid dividend income totaling $3,654,568, $3,183,945, $1,814,875, $422,539, $571,830, and $666,394, respectively. The Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income ("QDI") eligible for reduced tax rates (the rates range from 5% to 15% depending upon an individual's tax bracket.) Complete information regarding each fund's income distributions paid during the calendar year 2006, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Under the Investment Company Act, each fund's investment advisory agreement, and any subadvisory agreement, must be approved at least annually by the fund's board of trustees, including a majority of the trustees who are not "interested persons" under the Act.

The board of trustees of the MEMBERS Mutual Funds (the "Funds") reviews the performance of the Funds and their investment adviser and subadvisers at each regular board meeting. At these meetings, the board also receives updates concerning the investment strategies being pursued by the Funds, changes in the Funds' investment processes and portfolio management personnel, the expenses incurred by the Funds, and various other matters which may impact the Funds' performance and that of their investment adviser and subadvisers.

In addition, the board of trustees considers the formal approval of the Funds' investment advisory and subadvisory agreements at an in-person meeting held near the end of each year. The most recent such meeting was held November 30, 2006. The agreements which the trustees considered at this meeting pertained to 12 existing Funds and two proposed new Funds (the "New Funds"). Three of the existing Funds are so-called "funds-of-funds" which invest in other mutual funds, including other MEMBERS Funds and unaffiliated funds. These three Funds (the "Funds-of-Funds") commenced operations on June 30, 2006.

Before the November 30 meeting, the board of trustees asked the Funds' investment adviser and subadvisers to provide written information addressing factors to be considered by the trustees in deciding whether or not to approve the agreements. In addition, counsel to the independent trustees provided the trustees with a memorandum reviewing their duties under the Investment Company Act and state law with respect to approval of the agreements. Before the November 30 meeting, the trustees and counsel also asked the adviser and subadvisers to expand upon certain of the written information they had provided, and they held a conference call with representatives of the adviser to discuss the information provided.

At the November 30 meeting, representatives of the investment adviser reviewed the written information it had provided and responded to further questions from trustees concerning this information and related matters. In addition, at this meeting representatives of each subadviser made presentations and responded to follow-up questions from trustees. After these presentations and discussions, the board of trustees unanimously approved the investment advisory agreement and each subadvisory agreement. In determining to approve these agreements, the board of trustees considered the following factors and reached the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER AND
SUBADVISERS: The trustees received and considered a variety of information pertaining to the nature, extent and quality of the services provided and proposed to be provided by the investment adviser and subadvisers. This information included professional qualifications and experience of the portfolio management teams for each Fund; the portfolio management processes utilized by these teams; the organization, resources and research capabilities of the investment management companies of which these teams are a part; and the investment adviser's and subadvisers' compliance, regulatory and litigation experience, their portfolio transaction execution

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

policies and practices, and their policies and procedures for allocating transactions among accounts. In the course of this review, the board of trustees noted that the investment adviser retained a new Chief Investment Officer ("CIO") in September 2005, and the board considered enhancements to the adviser's investment processes and personnel which the new CIO has implemented since then. After reviewing this information and discussing it with representatives of the investment adviser and subadvisers, the board of trustees concluded that it was generally satisfied with the nature, extent and quality of the services provided and to be provided by the investment adviser and subadvisers and that these services compare satisfactorily to those provided by others in the industry.

INVESTMENT PERFORMANCE OF THE FUNDS AND THEIR INVESTMENT ADVISER AND
SUBADVISERS: As noted above, the Funds' board of trustees reviews the performance of the Funds and their investment adviser and subadvisers at each regular board meeting held throughout the year. In addition, at the board's November 30 meeting, the trustees reviewed the performance of the Funds (except the New Funds) compared to (i) the performance of such Funds' respective unmanaged benchmarks, which also are used for comparative purposes in the Funds' annual and semi-annual reports to shareholders, and (ii) the performance of the funds which Morningstar places in the same "style boxes" as are indicated by the respective Funds' names ("peer funds"). Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual fund and variable annuity data, including performance ratings and rankings.

In the case of the New Funds, no performance history existed. For this reason, with respect to the New Funds the trustees considered the performance of other accounts which the proposed subadvisers manage in the same styles, as compared to the performance of unmanaged benchmark indices.

In the case of the nine Core Funds (i.e. the funds other than the New Funds and the Funds-of-Funds), the trustees also considered written discussions which the investment adviser and, in the case of the subadvised funds, the subadviser provided to them regarding the major elements of each Fund's investment strategy which contributed positively or negatively to the Fund's performance during the preceding year, as well as the steps which have been or will be taken in order to improve performance where appropriate. In the case of the investment adviser, these steps included the enhancements, noted above, which the adviser's CIO has implemented. Because the Funds-of-Funds had only four months of performance history, the trustees did not request written discussions concerning them.

Among other things, the trustees noted that five of these nine Core Funds outperformed their Morningstar peer group medians on a trailing one-year basis as of September 30, 2006, and that an additional Fund ranked in the middle third of its Morningstar peer group for this period. Of the remaining three Funds, one ranked above the median and one ranked in the middle third of its Morningstar peer group on a trailing three-year basis as of September 30, 2006. With respect to the remaining Fund (Balanced Fund), the trustees noted that a new portfolio manager for equities was named during the past year and that the Fund's relative performance for the three-month period ended October 30, 2006 showed improvement. The trustees also noted that the investment adviser intends to transform this Fund into a diversified income fund during the coming year.

Although the Funds-of-Funds had only a limited performance history, the trustees noted that all three of them outperformed their Morningstar peer group medians for the three-month period ended October 30, 2006.

Based on the foregoing reviews, the trustees concluded that they were comfortable with the Funds' performance or with the steps which the investment adviser is taking to improve their performance or to change their focus.

COST OF SERVICES PROVIDED AND PROFITABILITY: At the November 30 meeting, the trustees reviewed a written presentation by the Funds' investment adviser setting forth, on a fund-by-fund basis, the adviser's revenues, expenses, and pre-tax profitability under its investment advisory agreements with the Funds which have been in existence for more than a year (i.e., excluding the New Funds and the Funds-of-Funds). The trustees also reviewed the methodology which the adviser used to allocate revenues and expenses for purposes of this presentation. In the course of their review, the trustees noted that the pre-tax margins reported by the adviser appeared reasonable and were substantially lower than the margins which have been upheld in reported judicial decisions concerning investment advisory fees. They also noted that this year's margins were lower than last year's, which the adviser attributed to its increased expenditures for portfolio management personnel and tools.

The trustees also considered how each Fund's management fees and total expenses compare to those of the other funds in its Morningstar peer group. They noted that eight of the nine Core Funds' management fees after waivers ranked in the first or second quintiles of their Morningstar peer groups (with the first quintile including the 20% of funds with the lowest management fees), and that the remaining Fund ranked in the third quintile. They also noted that all but one Fund's management fees before waivers ranked in the middle three quintiles, and that all Funds' total expenses ranked in the middle

--------------------------------------------------------------------------------
100

OTHER INFORMATION (UNAUDITED)

three quintiles. In addition, the trustees considered explanations provided by the investment adviser concerning certain funds' comparative expenses, including the negative impact of the Funds' relatively small average account sizes.

The trustees also considered information provided by the investment adviser and subadvisers concerning the management fees they charge to other comparable mutual funds and to other accounts with similar investment objectives and policies. The trustees concluded that the fees charged to the Funds are generally comparable to those charged by the adviser or subadviser, as applicable, to other comparable funds. They also concluded that where the fees charged to other, non-fund accounts with similar investment objectives and policies are lower than those charged to the Funds, the non-fund accounts generally require less work on the part of the adviser or subadviser due to less active cash flows, the absence of Investment Company Act regulatory requirements, and other factors.

The trustees noted that to the extent the Funds-of-Funds invest in other MEMBERS Funds ("Underlying Funds"), the investment adviser receives advisory fees both from the Underlying Funds and from the Funds-of-Funds which invest in them. The trustees were satisfied in this regard that the investment adviser provides services to the Funds-of-Funds which are separate from, and in addition to, the services which it provides to the Underlying Funds, thus justifying the second layer of advisory fees which is paid in such instances.

In addition, the trustees noted that the investment adviser has contractually agreed to "cap" each Fund's total expenses at a specified level at least through February 28, 2008. The trustees also noted that during the nine months ended September 30, 2006, the investment adviser absorbed expenses with respect to each Fund that was in existence for the entire period in amounts ranging from approximately $67,000 to more than $233,000, pursuant to the expense "caps" which were then in effect.

The trustees also noted that the investment adviser intends to increase the "caps" (thus reducing the amount of expenses it would absorb) with respect to two Core Funds. The trustees considered the investment adviser's view that these changes were appropriate given changes in these Funds' focus, and they noted that none of the Funds' expense "caps" had been changed since 1997. They also noted that the changes would have only a small impact on the affected Funds' performance rankings compared to peer group funds and on the investment adviser's profitability with respect to them.

Based on all this information, the trustees concluded that the management fees and total expenses borne by the Funds are reasonable in relation to the services provided, and that the investment adviser's level of profitability from its advisory agreements with the Funds is well within reason.

ECONOMIES OF SCALE: The investment adviser provided the trustees with the results of its analysis concerning how large a Fund must be before the adviser could cease subsidizing the fund, and how much larger than that a Fund must grow before economies of scale likely would begin. At September 30, 2006, the Funds ranged in size from approximately $3 million to $173 million. The trustees observed that none of the Funds is near the size at which the adviser said subsidies could cease or economies of scale likely would begin.

The trustees also considered and agreed to the investment adviser's proposal to add "breakpoints" to each Fund's management fee schedule. Under these breakpoints, each Fund's management fee will be reduced by five basis points on assets exceeding $500 million, and by another five basis points on assets exceeding $1 billion. The trustees believed that these "breakpoints" provide a reasonable sharing, as between the adviser and Fund shareholders, of the economies of scale which would exist at higher asset levels.

OTHER BENEFITS TO THE INVESTMENT ADVISER AND SUBADVISERS FROM THEIR RELATIONSHIPS WITH THE FUNDS: The trustees also considered the nature and extent of other benefits which may flow to the investment adviser and subadvisers from their relationships with the Funds. The trustees noted that an affiliate of the investment adviser acts as principal underwriter for the Funds and, in this capacity, receives front-end sales charges, 12b-1 fees and service fees in connection with the distribution of Fund shares and the provision of services to Fund shareholders. As required by the Investment Company Act, the trustees review and approve the Funds' 12b-1 plans and agreements on an annual basis. In addition, at each regular board of trustees meeting, the trustees review the payments which the Funds made under these plans and agreements since the last such meeting. At its November 30 meeting, the board of trustees approved these plans and agreements for another year, concluding that there is a reasonable likelihood they will benefit the Funds and their shareholders.

As discussed above, the trustees noted that to the extent the Funds-of-Funds invest in Underlying Funds, the fees which the investment adviser receives from the Underlying Funds are increased. However, the trustees were satisfied that the investment adviser provides separate services for the two layers of fees which are paid in such instances. In addition, the trustees noted

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

that the fee "caps" which are in effect for the Funds-of-Funds and the Underlying Funds reduce the impact of these two layers of fees.

The trustees also noted that the investment adviser and some subadvisers execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which the adviser and subadvisers receive research services from or through the executing brokers. In connection with each regular board of trustees meeting, the trustees review a third-party evaluation of the quality of execution of the portfolio transactions executed by the investment adviser on behalf of the Funds. The trustees noted that these evaluations generally have indicated that the quality of the Funds' executions compares favorably with that of other mutual funds. The trustees also noted that the reported execution and soft dollar benefits received by the subadvisers were reasonable in light of the transactions each subadviser executes on behalf of the Funds. Based on these reviews, the trustees were satisfied with the quality of execution of the Funds' portfolio transactions and did not believe the soft dollar benefits received by the investment adviser and subadvisers were excessive. The trustees also considered the adviser's stated intention to increase its use of soft dollar research in the coming year in order to partially offset its increased investment in portfolio management personnel and tools, and concluded that this is not unreasonable.

Based on the foregoing information, the trustees concluded that while additional benefits flow to the investment adviser and subadvisers from their relationships with the Funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services provided to, and fees received from, the Funds by these entities.

BOARD OF TRUSTEES CONCLUSION: After taking the foregoing information and the other information provided by the investment adviser and subadvisers into account, the board of trustees, acting in the exercise of its business judgment, unanimously approved the investment advisory agreement and the subadvisory agreements referred to above. In doing so, the board did not assign specific weights to the various factors considered, nor did it deem any one factor or set of factors to be decisive. Instead, it considered the total mix of information provided to it in reaching its decisions.

--------------------------------------------------------------------------------
102

MEMBERS MUTUAL FUNDS' TRUSTEES AND OFFICERS

Each trustee and officer oversees 25 portfolios in the fund complex, which consists of the MEMBERS Mutual Funds with 12 portfolios and the Ultra Series Fund with 13 portfolios. The address of each trustee and officer is 5910 Mineral Point Road, Madison WI 53705. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds' website at www.membersfunds.com or by calling 1-800-877-6089.

NAME;
POSITION(S) HELD WITH THE FUND &          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
YEAR ELECTED(1); YEAR OF BIRTH                      OTHER OUTSIDE DIRECTORSHIPS
--------------------------------------------------------------------------------------------

INTERESTED TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------
David P. Marks, CFA                    CUNA Mutual Insurance Society: Chief Investment
Trustee, President &                   Officer (since 2005); MEMBERS Capital Advisors, Inc.:
Principal Executive Officer            President (since 2005); CUNA Mutual Life Insurance
["PEO"](2006)                          Company: Chief Investment Officer (since 2005);
1947                                   Citigroup Insurance Investors: Chief Investment
                                       Officer (2004-2005); CIGNA Investments: Chief
                                       Investment Officer, (2002-2004); Green Mountain
                                       Partners: Partner (2001-2002); Allianz Investments:
                                       Chief Investment Officer (1991-2001).
                                       Other Directorships: CBRE Realty Finance
--------------------------------------------------------------------------------------------
Lawrence R. Halverson, CFA             MEMBERS Capital Advisors, Inc.: Managing Director,
Trustee (1997)                         Equities (since 2006), Senior Vice President-Equities
President & PEO (1997-2005)            (1996-2006).
1945                                   Other Directorships: None
--------------------------------------------------------------------------------------------
Mary E. Hoffmann, CPA                  MEMBERS Capital Advisors, Inc.: Vice
Treasurer (1998)                       President-Finance and Operations (since 2006),
1970                                   Assistant Vice President-Finance and Operations
                                       (2001-2005).
                                       Other Directorships: None
--------------------------------------------------------------------------------------------
Holly S. Baggot                        MEMBERS Capital Advisors, Inc.: Director, Mutual Fund
Secretary and Assistant Treasurer      Operations, (since 2006), Operations Officer-Mutual
(1999)                                 Funds (2005-2006), and Senior Manager Product and
1960                                   Fund Operations (2001-2005).
                                       Other Directorships: None
--------------------------------------------------------------------------------------------
Dan P. Owens                           MEMBERS Capital Advisors, Inc.: Director, Investment
Assistant Treasurer                    Operations, (since June 2006), Operations
(2000)                                 Officer-Investments (2005-2006), and Senior Manager
1966                                   Portfolio Operations (2001-2005).
                                       Other Directorships: None
--------------------------------------------------------------------------------------------
Molly Nelson                           MEMBERS Capital Advisors, Inc.: Chief Compliance
Chief Compliance Officer (2005)        Officer (since 2005); Harris Associates L.P.: Chief
1962                                   Compliance Officer/Advisor (1985-2005).
                                       Other Directorships: None
--------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------
Rolf F. Bjelland, CLU                  Lutheran Brotherhood Mutual Funds: Chairman and
Chairman (2006)                        President (1983-2002); Lutheran Brotherhood (now
Trustee (2003)                         Thrivent Financial) Chief Investment Officer (1983-
1938                                   2002).
                                       Other Directorships: Regis Corp, Director (since
                                       1982).
--------------------------------------------------------------------------------------------
Linda S. Foltz, CPA                    Dougherty Consulting, LLC: President/Owner (since
Trustee (Nov. 2006)                    2005); Direct Supply, Inc.: Executive Vice President
1950                                   of Corporate Development and Chief Financial Officer
                                       (1988-2005).
                                       Other Directorships: Direct Supply, Inc., Director
                                       (since 2003).
--------------------------------------------------------------------------------------------
Steven P. Riege                        The Rgroup: Owner/President (since 2001); Robert W.
Trustee (2005)                         Baird & Company: Senior Vice President Marketing and
1954                                   First Vice President Human Resources (1986-2001).
                                       Other Directorships: None
--------------------------------------------------------------------------------------------
Richard E. Struthers                   Clearwater Capital Management: Chairman and Chief
Trustee (2004)                         Executive Officer (since 1998).
1952                                   Other Directorships: None
--------------------------------------------------------------------------------------------

(1) The board of trustees adopted term limits authorizing each independent trustee to serve in such capacity until the first to occur: (1) serving one twelve-year term, or (2) reaching the age of 72.

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110

                                 (MEMBERS LOGO)

                              MEMBERS Mutual Funds
                              Post Office Box 8390
                             Boston, MA 02266-8390
                                1 (800) 877-6089
                              www.membersfunds.com

                                Distributed by:
                         CUNA Brokerage Services, Inc.
                       Office of Supervisory Jurisdiction
                               2000 Heritage Way
                             Waverly, IA 50677-9202

                                Member NASD/SIPC

4460-P1053(1206)


                (MEMBERS LOGO)                  PRESORTED
                                                 STANDARD
             MEMBERS Mutual Funds            US POSTAGE PAID
             Post Office Box 8390              PERMIT #3602
             Boston, MA 02266-8390           BERWYN, IL 60402
               1 (800) 877-6089
             www.membersfunds.com
                Distributed by:
         CUNA Brokerage Services, Inc.
      Office of Supervisory Jurisdiction
               2000 Heritage Way
            Waverly, IA 50677-9202
               Member NASD/SIPC

   4460-P1053(1206)

ITEM 2. CODE OF ETHICS.

As of the period ended October 31, 2006, MEMBERS Mutual Funds (also referred to herein as the "Registrant," or the "Trust") has adopted a code of ethics ("Code") that applies to the Fund's principal executive officer and principal financial officer, principal accounting officer or controller, or person performing similar functions, a copy of which is posted on the Registrant's Internet website at www.membersfunds.com. Registrant intends to disclose on its Internet website information related to (1) any amendment of the Code (with the exception of technical, administrative or other non-substantive amendments), and
(2) any waiver from a provision of the Code that has been granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, within five business days following the date of such amendment or waiver.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard E, Struthers, who is an "independent" trustee for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

     For the fiscal years ended October 31, 2006 and October 31, 2005 respectively, the aggregate fees for professional services rendered by Deloitte & Touche LLP ("Deloitte & Touche"), the Trust's independent public accountant, for the audit of the Trust's annual financial statements and services normally provided by such firm in connection with statutory and regulatory filings and engagements for such fiscal years, totaled $173,033 and $119,280 respectively.

(b)  Audit Related Fees

     For the fiscal years ended October 31, 2006 and October 31, 2005 respectively, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other than those referenced in paragraph (a) above, totaled $0.

(c)  Tax Fees

     For the fiscal years ended October 31, 2006 and October 31, 2005 respectively, the aggregate fees for professional services rendered by Deloitte and Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $21,664 and $20,342 respectively, in each case 100% of which were pre-approved by the Audit Committee.

     In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

     - Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d)  All Other Fees

     For the fiscal years ended October 31, 2006 and October 31, 2005 respectively, the aggregate fees for professional services rendered by Deloitte & Touche for products and services other than those reported in subparagraphs (a) through (c) of this Item 4, for such fiscal years, totaled $0.

(e)(1) Pursuant to Rule 2-01(a)(c)(7) of Regulation S-X, the Audit Committee has established pre-approval policies and procedures with respect to audit, audit-related, tax, and other non-audit services. A copy of such pre-approval policies and procedures is attached hereto as Appendix A.

(e)(2) The Audit Committee has approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through
     (d), which such services are described above.

(f)  Not applicable.

(g) During the Trust's fiscal years ended October 31, 2006 and October 31, 2005, the aggregate non-audit fees billed by Deloitte & Touche for services rendered to the Trust, and to MEMBERS Capital Advisors, Inc. ("MCA"), the Trust's investment adviser, and to any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Trust, totaled $0.

(h) The Trust's Audit Committee has considered the provision of the non-audit services that were rendered to MCA, and any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte & Touche's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Registrant's board of trustees has determined that the Registrant has a separately-designated standing audit committee. The names of the audit committee are Rolf F. Bjelland, Linda S. Foltz, Steven P. Riege, and Richard E. Struthers.

ITEM 6. SCHEDULE OF INVESTMENTS

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, the Registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis. This review took place on December 19, 2006.

     (b) There were no significant changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's most recent second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)  Not applicable.

     (b) Certifications of the principal executive and principal financial officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEMBERS MUTUAL FUNDS


BY: /s/ David P. Marks
    ---------------------------------
    David P. Marks
    President

DATE: 12/19/06

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


BY: /s/ David P. Marks
    ---------------------------------
    David P. Marks
    President, MEMBERS Mutual Funds

DATE: 12/19/06


BY: /s/ Mary E. Hoffmann
    ---------------------------------
    Mary E. Hoffmann
    Treasurer, MEMBERS Mutual Funds

DATE: 12/19/06

                                  EXHIBIT INDEX

2(f)(1) - Code of Ethics.

11(b)(i) - Certification of David P. Marks, President/Principal Executive Officer, MEMBERS Mutual Funds

11(b)(ii) - Certification of Mary E. Hoffman, Treasurer/Principal Financial Officer, MEMBERS Mutual Funds

Appendix A - Audit Committee Policy Regarding Pre-Approval of Services Provided by Independent Auditors